Exhibit 10.1

Published CUSIP Numbers: [_______]

[_______]

364 DAY CREDIT AGREEMENT

(SYNDICATED FACILITY AGREEMENT)

Dated as of November 15, 2016

among

TOYOTA MOTOR CREDIT CORPORATION,

TOYOTA MOTOR FINANCE (NETHERLANDS) B.V.,

TOYOTA FINANCIAL SERVICES (UK) PLC,

TOYOTA LEASING GMBH,

TOYOTA CREDIT DE PUERTO RICO CORP.,

TOYOTA CREDIT CANADA INC.,

TOYOTA KREDITBANK GMBH,

and

TOYOTA FINANCE AUSTRALIA LIMITED (ABN 48 002 435 181)

as the Borrowers,

BNP PARIBAS,

as Administrative Agent, Swing Line Agent and Swing Line Lender

and

The Other Lenders Party Hereto

____________________________________________

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as Joint Lead Arrangers and Joint Book Managers

_____________________________________________

CITIBANK, N.A.,

as Syndication Agent and Swing Line Lender

______________________________________________

BANK OF AMERICA, N.A.,

as Syndication Agent and Swing Line Lender

______________________________________________

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Syndication Agent

Schedules

Schedule 2.1	Commitments and Pro Rata Shares
Schedule 9.2	Administrative Agent’s Office, Certain Addresses for Notices

Exhibits

Exhibit A-1	Form of Committed Loan Notice
Exhibit A-2	Form of Swing Line Loan Notice
Exhibit B	Form of Note
Exhibit C	[Reserved]
Exhibit D	Assignment and Assumption
Exhibit E	Form of Money Market Quote Request
Exhibit F	Form of Invitation for Money Market Quotes
Exhibit G	Form of Money Market Quote

v

364 DAY CREDIT AGREEMENT

THIS 364 DAY CREDIT AGREEMENT (this “Agreement”) dated as of November 15, 2016 is made among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (“TMCC”), TOYOTA MOTOR FINANCE (NETHERLANDS) B.V., a corporation organized under the laws of the Netherlands (“TMFNL”), TOYOTA FINANCIAL SERVICES (UK) PLC, a corporation organized under the laws of England (“TFSUK”), TOYOTA LEASING GMBH, a corporation organized under the laws of Germany (“TLG”), TOYOTA CREDIT DE PUERTO RICO CORP., a corporation organized under the laws of the Commonwealth of Puerto Rico (“TCPR”), TOYOTA CREDIT CANADA INC., a corporation incorporated under the laws of Canada (“TCCI”), TOYOTA KREDITBANK GMBH, a corporation organized under the laws of Germany (“TKG”), TOYOTA FINANCE AUSTRALIA LIMITED, ABN 48 002 435 181, a corporation incorporated under the laws of the Commonwealth of Australia (“TFA” and, together with TMCC, TMFNL, TFSUK, TLG, TCPR, TCCI and TKG, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”), BNP PARIBAS, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP PARIBAS SECURITIES CORP. (“BNPP Securities”), CITIGROUP GLOBAL MARKETS INC. (“CGMI”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date hereof, “MLPFS”) and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“BTMU”), as Joint Lead Arrangers and Joint Book Managers, CITIBANK, N.A. and BANK OF AMERICA, N.A., as Swing Line Lenders, and CITIBANK, N.A., BANK OF AMERICA, N.A. and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Syndication Agents.

WHEREAS, the Borrowers have requested that the Lenders provide a revolving credit facility that may be converted to a term facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS

Section  1.1 Definitions. The following terms, as used herein, have the following meanings:

“Absolute Rate Auction” means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.3.

“Administrative Agent” means BNP Paribas, in its capacity as Administrative Agent for the Lenders hereunder, and its successors in such capacity and, as the context requires, includes the Canadian Sub-Agent and the Australian Sub-Agent.

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“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.2 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrowers and the Lenders.

“Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrowers) duly completed by such Lender.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agent-Related Persons” means the Administrative Agent, together with its Affiliates (including, in the case of BNP Paribas in its capacity as the Administrative Agent and a Swing Line Agent, BNPP Securities as an Arranger, BNP Paribas, acting through its Canada Branch in its capacity as Canadian Sub-Agent, BNP Paribas London in its capacity as a Swing Line Agent, BNP Paribas, acting through its Singapore Branch in its capacity as Australian Sub-Agent and BNP Paribas, Sydney Branch in its capacity as a Swing Line Agent), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Aggregate Commitments” means (i) the Commitments of all the Lenders, (ii) when used in relation to the Tranche A Borrowers, the Aggregate Tranche A Commitments, (iii) when used in relation to TCCI, the Aggregate Tranche B Commitments and (iv) when used in relation to TFA, the Aggregate Tranche C Commitments.

“Aggregate Tranche A Commitments” means the Tranche A Commitments of all the Tranche A Lenders.

“Aggregate Tranche B Commitments” means the Tranche B Commitments of all the Tranche B Lenders; provided that in no event shall the Aggregate Tranche B Commitments exceed US$866,800,000.

“Aggregate Tranche C Commitments” means the Tranche C Commitments of all the Tranche C Lenders; provided that in no event shall the Aggregate Tranche C Commitments exceed US$500,000,000.

“Agreement” means this Credit Agreement.

“Alternative Currency” means each of Euro, Sterling, Canadian Dollars and each other currency (other than US Dollars) that is approved in accordance with Section 1.6 for Loans made to the Tranche A Borrowers or TCCI.

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“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in US Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with US Dollars.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Agent” means, with respect to all Tranche A Loans the Administrative Agent, with respect to all Tranche B Loans, the Canadian-Sub-Agent and with respect to all Tranche C Loans, the Australian Sub-Agent.

“Applicable Maximum Rate” means, as of any day, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Maximum Rate Before Term Loan Extension Option	Applicable Maximum Rate After Term Loan Extension Option
Level 1 At least AA-/Aa3	0.750%	0.750%
Level 2 Less than Level 1 but at least A+/A1	0.875%	0.875%
Level 3 Less than Level 2 but at least A/A2	1.000%	1.000%
Level 4 Less than Level 3	1.125%	1.375%

“Applicable Percentage” means, as of any day, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Percentage
Level 1 At least AA-/Aa3	0.030%
Level 2 Less than Level 1 but at least A+/A1	0.040%
Level 3 Less than Level 2 but at least A/A2	0.050%

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Level 4 Less than Level 3	0.070%

“Applicable Rate” means (i) for Eurocurrency Rate Loans, Swing Line Loans, Tranche C Loans, Bankers’ Acceptances, Drafts and BA Equivalent Notes, as of any day, a percentage per annum equal to the Market Rate Spread on the Spread Determination Date in relation to such day, less the Applicable Percentage in effect on such day and (ii) for Base Rate Loans or Canadian Prime Rate Loans, a rate per annum that is 100 basis points lower than the rate determined in accordance with clause (i) above; provided that in no event shall the Applicable Rate for Base Rate Loans or Canadian Prime Rate Loans be lower than 0.00%.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency or Australian Dollars, the local time in the place of settlement for such currency as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Applicable Tranche Lenders” means (i) with respect to the Tranche A Commitments or the Tranche A Borrowers, the Tranche A Lenders, (ii) with respect to the Tranche B Commitments or TCCI, the Tranche B Lenders and (iii) with respect to the Tranche C Commitments or TFA, the Tranche C Lenders.

“Arranger” means any of BNPP Securities, CGMI, MLPFS or BTMU, in its capacity as a joint lead arranger and a joint book manager.

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit D.

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel and, without duplication, the reasonable allocated cost of internal legal services and all expenses and disbursements of internal counsel.

“Audited Financial Statements” means (i) for TMFNL, the audited statement of financial position of TMFNL as at, or for the fiscal year ended, March 31, 2016 (or such later date for which audited financial statements are delivered pursuant to this Agreement) and the related audited statement of comprehensive income, statement of changes in equity and statement of cash flows for such fiscal year, including the notes thereto, (ii) for TCCI, the audited statement of financial position of TCCI as at, or for the fiscal year ended March 31, 2016 (or such later date for which audited financial statements are delivered pursuant to this Agreement) and the related audited statement of income and comprehensive income, statement of changes in equity and statement of cash flows for such fiscal year, including the notes thereto, (iii) for TCPR, the audited balance sheet of TCPR for the fiscal year ended March 31, 2016 (or such later date for which audited financial statements are delivered pursuant to this Agreement) and the related consolidated statement of income or operations, shareholders’ equity and cash flows from such fiscal year, including the notes thereto, (iv) for TMCC, the audited consolidated balance sheet of TMCC and its Subsidiaries for the fiscal year ended March 31, 2016 (or such later date for which

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audited financial statements are delivered pursuant to this Agreement) and the related consolidated statement of income or operations, shareholders’ equity and cash flows for such fiscal year of TMCC and its Subsidiaries, including the notes thereto, (v) for TFSUK and its Subsidiaries, the audited statements of financial position of TFSUK and its Subsidiaries and of TFSUK, in each case, as at, or for the fiscal year ended, March 31, 2016 (or such later date for which audited financial statements are delivered pursuant to this Agreement), the audited consolidated income statement, the audited consolidated and company statements of comprehensive income, the audited consolidated and company statements of changes in equity and the audited consolidated and company cash flow statements for such financial year of TFSUK and its Subsidiaries, including the notes thereto, (vi) for TKG and TLG, the audited balance sheet of each such Borrower for the fiscal year ended March 31, 2016 (or such later date for which audited financial statements are delivered pursuant to this Agreement) and the related statement of income or operations and shareholders’ equity for such fiscal year, including the notes thereto (presented in each case on a consolidated basis for TKG) and (vii) for TFA and its Subsidiaries, the audited annual financial statements of TFA for the fiscal year ended March 31, 2016 (or such later date for which audited financial statements are delivered pursuant to this Agreement) (including a comprehensive statement of income, a statement of financial position, a statement of changes in equity and a statement of cash flows for such fiscal year, and the notes thereto) (presented in each case on a consolidated basis for TFA).

“Australian Business Day” means a day of the year on which banks are not required or authorized by law to close in Sydney, Australia, Singapore or New York, New York.

“Australian Corporations Act” means the Corporations Act 2001 of Australia.

“Australian Dollars” and “A$” each means the lawful money of Australia.

“Australian Reference Bank” means BNP Paribas, Sydney Branch, Citibank and The Bank of Tokyo-Mitsubishi UFJ, Ltd.; provided if any of such banks ceases to be a Tranche C Lender, such bank shall also cease to be an Australian Reference Bank, and a successor Australian Reference Bank shall be chosen by the Australian Sub-Agent from the Tranche C Lenders and identified as such by notice from the Australian Sub-Agent to TFA and the Tranche C Lenders, provided that such designated Tranche C Lender (i) has been approved by TFA to perform such role (such approval not to be unreasonably withheld) and (ii) has agreed to perform such role.

“Australian Sub-Agent” means BNP Paribas, acting through its Singapore Branch.

“Australian Sub-Agent’s Office” means the applicable Australian Sub-Agent’s address and, as appropriate, account as set forth on Schedule 9.2, or such other address or account as such Australian Sub-Agent may from time to time notify to TFA and the Tranche C Lenders.

“Australian Swing Line Sublimit” means an amount equal to the least of (a) US$480,000,000, (b) the aggregate Swing Line Commitments of the Swing Line Lenders in respect of Australian Dollars and (c) the Aggregate Commitments. The Australian Swing Line Sublimit is part of, and not in addition to, the Swing Line Sublimit.

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“Australian Tax Act” means the Income Tax Assessment Act 1936 of Australia and associated regulations and, where applicable, any replacement legislation including, but not limited to, the Income Tax Assessment Act 1997 of Australia.

“BA Equivalent Note” has the meaning specified in Section 2.15(i).

“BA Maturity Date” means, for each Bankers’ Acceptance, Draft or BA Equivalent Note comprising part of the same Drawing, the date on which the Face Amount for such Bankers’ Acceptance, Draft or BA Equivalent Note, as the case may be, becomes due and payable in accordance with the provisions set forth below, which shall be a Canadian Business Day occurring 30, 60, 90 or 180 days (or, subject to availability, such greater period not to exceed 364 days) after the date on which such Bankers’ Acceptance, Draft or BA Equivalent Note is created and purchased as part of any Drawing, as TCCI may select upon notice received by the Administrative Agent not later than 11:00 a.m. (Montreal time) on a Canadian Business Day at least two Canadian Business Days prior to the date on which such Bankers’ Acceptance or Draft is to be purchased or BA Equivalent Note is to be made (whether as a new Drawing or by renewal); provided, however, that:

(a)       TCCI may not select any BA Maturity Date for any Bankers’ Acceptance, Draft or BA Equivalent Note that occurs after the then scheduled latest Revolving Maturity Date;

(b)       the BA Maturity Date for all Bankers’ Acceptances, Drafts and BA Equivalent Notes comprising part of the same Drawing shall occur on the same date; and

(c)       whenever the BA Maturity Date for any Bankers’ Acceptance, Draft or BA Equivalent Note would otherwise occur on a day other than a Canadian Business Day, such BA Maturity Date shall be extended to occur on the next succeeding Canadian Business Day.

Notwithstanding the foregoing, TCCI may select a BA Maturity Date which would end after the Revolving Maturity Date applicable to TCCI only if it has previously delivered, or delivers concurrently with the applicable Committed Loan Notice, an election to extend the Maturity Date to the Term Maturity Date pursuant to Section 2.13(c).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Bill Rate” means, for an Interest Period for each advance comprising part of the same Borrowing, an interest rate per annum equal to (a) the rate percent per annum determined by the Australian Sub-Agent being the average bid rate for Bills (rounded up to 4 decimal places) quoted on page “BBSY” (or any page that replaces that page) on the Reuters Monitor System at

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or about 10:30 a.m. (Sydney time) on the first day of such Interest Period for a period equal to, or most closely approximating, such Interest Period; or (b) if the Bank Bill Rate cannot be determined in accordance with clause (a) of this definition, the rate percent per annum determined by the Australian Sub-Agent as the average of the rates quoted to the Australian Sub-Agent by each Australian Reference Bank for the purchase of Bills accepted by such Australian Reference Bank which have a tenor equal to such Interest Period and a face value equal to the amount of the applicable advance (it being understood that the Australian Sub-Agent shall not be required to disclose to any party hereto any information regarding any Australian Reference Bank or any rate provided by such Australian Reference Bank in accordance with this definition, including, without limitation, whether an Australian Reference Bank has provided a rate or the rate provided by any individual Australian Reference Bank, and shall not make any such determination of the Bank Bill Rate if fewer than two Australian Reference Banks provide quotes as provided in this clause (b)); provided that, if the Bank Bill Rate would otherwise be less than zero, such Bank Bill Rate shall instead be deemed for all purposes of this Agreement to be zero.

“Bankers’ Acceptance” has the meaning specified in Section 2.1(b).

“Base Rate” means, (a) in respect of Tranche A or any Swing Line Loan, for any day, a fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate plus ½ of 1%, (ii) LIBOR applicable to US Dollars for an assumed Interest Period of one month commencing on such day (or the most recent day, preceding such day, on which rates have been quoted for such a period), plus ½ of 1% (for the avoidance of doubt, LIBOR for any day shall be based on the rate published by Reuters (or other commercially available source providing quotations of LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m. London time on such day) and (iii) the rate of interest in effect for such day as publicly announced from time to time by BNP Paribas in the United States as its “prime rate”; provided that, if the Base Rate would otherwise be less than zero, such Base Rate shall instead be deemed for all purposes of this Agreement to be zero. The “prime rate” is a rate set by BNP Paribas based upon various factors including BNP Paribas’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate and (b) in respect of Tranche B, for any day, the fluctuating rate per annum equal to the highest of the rates determined in accordance with clause (a)(i), clause (a)(ii), and the rate of interest in effect for such day as publicly announced from time to time by BNP Paribas in Canada as its “prime rate” for US Dollars. Any change in such rate announced by BNP Paribas shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Committed Loan” means a Committed Loan that is a Base Rate Loan.

“Base Rate Loan” means a Loan denominated in US Dollars that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in US Dollars.

“Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

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“Bill” means a bill of exchange as defined in the Bills of Exchange Act 1909 of Australia.

“Borrower” means any of TMCC, TMFNL, TFSUK, TLG, TCPR, TCCI, TKG or TFA, as applicable.

“Borrower Materials” has the meaning specified in Section 6.1.

“Borrowers’ Representative” has the meaning specified in Section 9.2(e).

“Borrowing” means a Committed Borrowing, a Money Market Borrowing or a Swing Line Borrowing, as the context may require.

“Business Day” means (i) any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, any of the following: the state where the Administrative Agent’s Office is located, California, New York, and San Juan, Puerto Rico, (ii) if such day relates to any Eurocurrency Rate Loan or Money Market LIBOR Loan denominated in US Dollars, any such day on which dealings in US Dollar deposits are conducted by and between banks in the London interbank eurodollar market, (iii) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan, Money Market LIBOR Loan or Swing Line Loan denominated in Euro, a TARGET2 Day; (iv) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan, Money Market LIBOR Loan or Swing Line Loan denominated in a currency other than US Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; (v) if such day relates to any Tranche B Loan, a Canadian Business Day; and (vi) if such day relates to any Tranche C Loan or Swing Line Loan made in Australian Dollars, an Australian Business Day.

“Canadian Business Day” means a day of the year on which banks are not required or authorized by law to close in Toronto, Ontario or in Montreal, Quebec, Canada or New York, New York.

“Canadian Dollars” and “CDN$” each means the lawful money of Canada.

“Canadian ITA” means the Income Tax Act (Canada) as amended.

“Canadian Prime Rate” means, on any day, a fluctuating rate of interest per annum equal to the average of the rates of interest per annum most recently announced by each Canadian Reference Bank as its reference rate of interest for loans made in Canadian Dollars to Canadian customers and designated as such Canadian Reference Bank’s “prime rate” (a Canadian Reference Bank’s “prime rate” being a rate set by such Canadian Reference Bank based upon various factors, including such Canadian Reference Bank’s costs and desired returns and general economic conditions, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate). Any change in such rate announced by the Canadian Sub-Agent shall take effect at the opening of business on the day specified in the public announcement of such change. Each interest rate based upon the Canadian Prime Rate shall be adjusted simultaneously with any change in the Canadian Prime Rate; provided that, if

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the Canadian Prime Rate would otherwise be less than zero, such Canadian Prime Rate shall instead be deemed for all purposes of this Agreement to be zero.

“Canadian Prime Rate Loan” means a Tranche B Loan denominated in Canadian Dollars that bears interest based on the Canadian Prime Rate.

“Canadian Reference Banks” means BNP Paribas, acting through its Canada Branch, Citibank, N.A., Canadian Branch and The Toronto Dominion Bank.

“Canadian Sub-Agent” means BNP Paribas, acting through its Canada Branch.

“Canadian Sub-Agent’s Office” means, with respect to Canadian Dollars, the Canadian Sub-Agent’s address and, as appropriate, account as set forth on Schedule 9.2, or such other address or account with respect to such currency as the Canadian Sub-Agent may from time to time notify to TCCI and the Tranche B Lenders.

“Closing Date” means the first date all the conditions precedent in Section 4.1 are satisfied or waived in accordance with Section 4.1 (or, in the case of Section 4.1(b), waived by the Person entitled to receive the applicable payment).

“Code” means the Internal Revenue Code of 1986, as amended and any successor statute.

“Commitment” means, as to each Lender, its Tranche A Commitment, its Tranche B Commitment or its Tranche C Commitment, as applicable.

“Commitment Cap” means, as to each Lender, the amount set opposite its name on Schedule 2.1 as such Lender’s “Commitment Cap” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type and Tranche and, in the case of Eurocurrency Rate Loans or Tranche C Loans, having the same Interest Period, made by each of the appropriate Lenders pursuant to Section 2.1.

“Committed Loan” means a Committed Tranche A Loan, a Committed Tranche B Loan or a Committed Tranche C Loan.

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other and (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.2(a), which, if in writing, shall be substantially in the form of Exhibit A-1. A Committed Loan Notice for a Eurocurrency Rate Loan or Tranche C Loan with an Interest Period extending beyond the Revolving Maturity Date applicable to the Borrower giving such notice may only be delivered concurrently with (or, in the case of (b) or (c) above, concurrently with or subsequently to) a notice of election by such Borrower to extend the Maturity Date applicable to such Borrower to the Term Maturity Date pursuant to Section 2.13(c). A Committed Loan Notice for Bankers’ Acceptances or BA Equivalent Notes with BA Maturity Date extending beyond the Revolving Maturity Date applicable to TCCI may only be

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delivered concurrently with (or, in the case of (b) or (c) above, concurrently with or subsequently to) a notice of election by TCCI to extend the Maturity Date applicable to TCCI to the Term Maturity Date pursuant to Section 2.13(c).

“Committed Tranche A Loan” means a loan made by a Tranche A Lender pursuant to Section 2.1(a).

“Committed Tranche B Loan” means a loan made by, or the purchase or acceptance of Bankers’ Acceptances or purchase of Drafts by, a Tranche B Lender pursuant to Section 2.1(b).

“Committed Tranche C Loan” means a loan made by a Tranche C Lender pursuant to Section 2.1(c).

“Consenting Lenders” has the meaning specified in Section 2.13(b).

“Consolidated Subsidiary” means, with respect to any Person, at any date any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

“Control” has the meaning specified in the definition of “Affiliate.”

“Debtor Relief Law” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s ratable portion of the aggregate outstanding principal amount of the Loans of all Lenders (calculated as if all Defaulting Lenders had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Loans actually funded by such Defaulting Lender.

“Default Period” means, with respect to any Defaulting Lender, the period commencing on the date of the applicable Defaulted Loan and ending on the earlier of the following dates: (i) the date on which (a) the Default Excess with respect to such Defaulting Lender has been reduced to zero (whether by the funding of any Defaulted Loan by such Defaulting Lender or by the non-pro-rata application of any prepayment pursuant to Section 2.17) and (b) such Defaulting Lender shall have delivered to TMCC, the applicable Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Commitments; and (ii) the date on which TMCC, the applicable Borrower, the Administrative Agent and the Required Lenders waive in writing all defaults relating to the failure of such Defaulting Lender to fund.

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“Default Rate”, with respect to any Loan, means an interest rate equal to the interest rate (including the Applicable Rate) otherwise applicable to such Loan plus 2% per annum, to the fullest extent permitted by applicable Laws.

“Defaulted Loan” means any Loan that a Defaulting Lender has failed to make.

“Defaulting Lender” means, subject to Section 2.17(c), any Lender that (a) has failed to fund any portion of the Committed Loans (unless such Lender notifies the Administrative Agent and the applicable Borrower in writing that such position is based on such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied) or participations in Swing Line Loans required to be funded by it hereunder within two Business Days of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, and such failure is continuing, unless the subject of a good faith dispute, (c) has notified any Borrower or the Administrative Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (d) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Committed Loans and participations in Swing Line Loans required to be funded by it hereunder, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (d) upon receipt of such certification in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, or (e) is or becomes (or whose parent company is or becomes) (i) the subject of a bankruptcy, insolvency, receivership or conservatorship proceeding or (ii) the subject of a Bail-In Action; provided, however, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any ownership interest in such Lender or parent company thereof or the exercise of control over a Lender or parent company thereof by a governmental authority or instrumentality thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority) to reject, repudiate, disavow or disaffirm any contracts or arrangements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(c)) upon delivery of written notice of such determination to the Borrower, each Swing Line Lender and each Lender.

“Designated Person” means a person or entity named as a "Specially Designated National and Blocked Person" on the most current list published by OFAC at its official website, or any replacement website or a person or entity similarly named on any Sanctions-related list officially published by the Australian Federal Government, the United Nations Security Council, the

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European Union, the Federal Republic of Germany or Her Majesty's Treasury of the United Kingdom, or in each case on any replacement official publication of such list.

“Discount Rate” means, in respect of any Bankers’ Acceptances or Drafts to be purchased by a Tranche B Lender pursuant to Section 2.1(b): (i) for a Tranche B Lender that is a Schedule I Bank, the average rate (calculated on an annual basis of a year of 365 days and rounded up to the nearest five decimal places, if such average is not such a multiple) for Canadian Dollar bankers’ acceptances having a comparable term that appears on the Reuters Screen CDOR Page (or such other page as is a replacement page for such bankers’ acceptances) at 10:00 a.m. (Montreal time) or, if such rate is not available at such time, the applicable discount rate in respect of such Bankers’ Acceptances or Drafts shall be the average (as determined by the Canadian Sub-Agent) of the respective actual discount rates (calculated on an annual basis of 365 days and rounded up to the nearest five decimal places, if such average is not such a multiple), quoted to the Canadian Sub-Agent by each Canadian Reference Bank as the discount rate at which such Canadian Reference Bank would purchase, as of 10:00 a.m. (Montreal time) on the date of such Drawing, its own bankers’ acceptances having an aggregate Face Amount equal to and with a term to maturity the same as the Bankers’ Acceptances or Drafts to be acquired by such Lender as part of such Drawing (it being understood that the Canadian Sub-Agent shall not be required to disclose to any party hereto any information regarding any Canadian Reference Bank or any rate provided by such Canadian Reference Bank in accordance with this definition, including, without limitation, whether a Canadian Reference Bank has provided a rate or the rate provided by any individual Canadian Reference Bank, and shall not make any such determination of the Discount Rate if fewer than two Canadian Reference Banks provide quotes as provided in this clause (i)); and (ii) for each other Tranche B Lender and any other Lender or Person, the average rate determined by the Canadian Sub-Agent pursuant to clause (i) plus 0.10%.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in US Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency or Australian Dollars, the equivalent amount thereof in US Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of US Dollars with such currency.

“Draft” means, at any time, either a depository bill within the meaning of the Depository Bills and Notes Act, or a bill of exchange within the meaning of the Bills of Exchange Act (Canada), drawn by TCCI on a Lender or any other Person and bearing such distinguishing letters and numbers as the Lender or the Person may determine, but which at such time has not been completed as the payee or accepted by the Lender or the Person.

“Drawing” means the simultaneous (i) creation and purchase of Bankers’ Acceptances by the Tranche B Lenders, in accordance with Section 2.15(a), or (ii) the purchase of completed Drafts by a Tranche B Lender in accordance with Section 2.15(a).

“Drawing Fee” means, with respect to each Draft drawn by TCCI and purchased by any Person on any Drawing Date and subject to the provisions of Section 2.15, an amount equal to the product of (i) the Applicable Rate times the aggregate Face Amount of the Draft, multiplied

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by (ii) a fraction the numerator of which is the number of days in the term to maturity of such Draft and the denominator of which is 365 or 366, as applicable.

“Drawing Purchase Price” means, with respect to each Bankers’ Acceptance or Draft to be purchased by any Tranche B Lender at any time, the amount (adjusted to the nearest whole cent or, if there is no nearest whole cent, the next higher whole cent) obtained by dividing (i) the aggregate Face Amount of such Bankers’ Acceptance, by (ii) the sum of (A) one and (B) the product of (1) the Discount Rate applicable to such Tranche B Lender in effect at such time (expressed as a decimal) multiplied by (2) a fraction the numerator of which is the number of days in the term to maturity of such Bankers’ Acceptance or Draft and the denominator of which is 365 days.

“DTTP Filing” means an HM Revenue & Customs' Form DTTP2 duly completed and filed by TFSUK, which (i) where it relates to a UK Treaty Lender or US LLC Lender which becomes party hereto on the date hereof, contains the scheme reference number and jurisdiction of tax residence stated opposite that Lender's name in Schedule 2.1, and is filed with HM Revenue & Customs within 30 days of the date of this Agreement; or (ii) where it relates to a UK Treaty Lender or US LLC Lender that is an Eligible Assignee and becomes a party hereto after the date hereof, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the relevant Assignment and Assumption, and is filed with HM Revenue & Customs within 30 days of the date of that Assignment and Assumption.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” has the meaning specified in Section 9.7(i).

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means any and all Laws relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“ERISA Group” means any Borrower organized under the laws of the United States or any State thereof, the District of Columbia or Puerto Rico, any Subsidiary of such Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Borrower, or any such Subsidiary, are treated as a single employer under Section 414 of the Code.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Eurocurrency Base Rate” has the meaning set forth in the definition of Eurocurrency Rate.

“Eurocurrency Rate” means for any Interest Period with respect to any Eurocurrency Rate Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

Eurocurrency Rate =                                   Eurocurrency Base Rate

1.00 minus Eurocurrency Reserve Percentage

Where,

“Eurocurrency Base Rate” means, for such Interest Period, the rate per annum equal to the ICE Benchmark Administration Limited LIBOR Rate (or the successor thereto if ICE Benchmark Administration Limited is no longer making such a rate available) (“LIBOR”), as published by Reuters (or other commercially available source providing quotations of LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that for any Eurocurrency Rate Loan denominated in Canadian Dollars, the Eurocurrency Base Rate shall be the rate per annum determined in accordance with clause (ii) of the definition of Discount Rate. If such rate is not available at such time for any reason, then the “Eurocurrency Base Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by BNP Paribas London and with a term equivalent to such Interest Period would be offered by BNP Paribas London (or other BNP Paribas branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; provided that, if the Eurocurrency Base Rate would otherwise

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be less than zero, such Eurocurrency Base Rate shall instead be deemed for all purposes of this Agreement to be zero.

“Eurocurrency Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirements) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). The Eurocurrency Rate for each outstanding Eurocurrency Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage.

“Eurocurrency Rate Loan” means a Committed Loan under Tranche A or Tranche B that bears interest at a rate based on the Eurocurrency Rate. Eurocurrency Rate Loans may be denominated in US Dollars or in an Alternative Currency. All Committed Loans denominated in an Alternative Currency (other than Canadian Dollar Loans made under Tranche B) must be Eurocurrency Rate Loans.

“Event of Default” has the meaning set forth in Section 7.1.

“Exempt Lender” means a Tranche A Lender that is any of the following: (i) a Corporate Lender organized under the Laws of Puerto Rico, (ii) a Corporate Lender organized under the Laws of a jurisdiction other than Puerto Rico that is engaged in the conduct of a trade or business in Puerto Rico, or (iii) a Lender organized under the Laws of a jurisdiction other than Puerto Rico that is not engaged in the conduct of a trade or business in Puerto Rico and that is not a “related person” to TCPR for purposes of Section 1092.01(a)(3)(A) of the Puerto Rico Code by reason of the fact that such Lender does not own, directly or indirectly in accordance with the attribution rules of Section 1092.01(a)(3)(B) of the Puerto Rico Code, 50% or more of the value of the stock of TCPR. As used in this definition, “Corporate Lender” means a Lender that is taxable as a corporation under the Puerto Rico Code.

“Existing Credit Facilities” means (a) the 364-Day Credit Agreement dated as of November 18, 2015 among TMCC, TMFNL, TFSUK, TLG, TCPR, TCCI, TKG and TFA, the lenders party thereto, BNP Paribas, as administrative agent, swing line agent and swing line lender, Citibank, N.A., as syndication agent and swing line lender, Bank of America, N.A., as syndication agent and swing line lender, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as syndication agent, and JPMorgan Chase Bank, N.A., as documentation agent, (b) the Three Year Credit Agreement dated as of November 18, 2015, among TMCC, TMFNL, TFSUK, TLG, TCPR, TCCI, TKG and TFA, the lenders party thereto, BNP Paribas, as administrative agent, swing line agent and swing line lender, Citibank, N.A., as syndication agent and swing line lender, Bank of America, N.A., as syndication agent and swing line lender, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as syndication agent, and JPMorgan Chase Bank, N.A., as documentation agent, and (c) the Five Year Credit Agreement dated as of November 18, 2015, among TMCC, TMFNL, TFSUK, TLG, TCPR, TCCI, TKG and TFA, the lenders party thereto, BNP Paribas, as administrative agent, swing line agent and swing line lender, Citibank, N.A., as syndication agent and swing line lender, Bank of America, N.A., as syndication agent and swing line lender,

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The Bank of Tokyo-Mitsubishi UFJ, Ltd., as syndication agent, and JPMorgan Chase Bank, N.A., as documentation agent.

“Face Amount” means, with respect to any Bankers’ Acceptance, Drafts or BA Equivalent Note, the amount payable to the holder of such Bankers’ Acceptance, Draft or BA Equivalent Note on its maturity date.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements with respect thereto and any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the U.S. and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to BNP Paribas on such day on such transactions as determined by the Administrative Agent.

“Fee Letters” means the fee letters, if any, among TMCC, the Administrative Agent and any Arranger, entered into in connection with this Agreement.

“Foreign Lender” has the meaning set forth in Section 9.15(a)(i).

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“GAAP” means, (i) in the case of TMCC and TCPR, generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Statements and Interpretations of the Financial Accounting Standards Board, FASB Staff Positions, Accounting Research Bulletins and Accounting Principles Board Opinions of the American Institute of Certified Public Accountants or agencies with similar functions of comparable stature and authority within the U.S. accounting profession, which are applicable to the circumstances as of the date of determination, including the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, (ii) in the case of TCCI, accounting principles generally accepted in Canada as set out in the Canadian Institute of Chartered Accountants Handbook - Accounting at the relevant time applied on a consistent basis, with any changes thereto or deviations therefrom that are made with the prior approval of TCCI’s independent auditors in accordance with promulgations of the Canadian Institute of Chartered Accountants,

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provided that, upon conversion by TCCI, as permitted by GAAP, to Canadian accounting standards for private enterprises or International Financial Reporting Standards, in each case, as set out in the Canadian Institute of Chartered Accountants Handbook - Accounting, such standards for private enterprises or International Financial Reporting Standards shall instead apply, (iii) in the case of TMFNL, International Financial Reporting Standards (“IFRS”) and interpretations issued by the International Financial Reporting Interpretations Committee (“IFRIC”), as adopted by the European Union and the statutory provisions of Part 9, Book 2 of the Netherlands Civil Code, (iv) in the case of TFSUK, IFRS and IFRIC interpretations, as adopted by the European Union and those parts of the Companies Act 2006 applicable to companies reporting under IFRS, (v) in the case of TFA, generally accepted accounting principles, standards and practices in Australia as promulgated by the Australian Accounting Standards Board from time to time or as otherwise required by mandatory provisions of applicable law and (vi) in the case of any other Borrower to which United States generally accepted accounting principles are not applicable, accounting principles generally accepted in the country in which such Borrower is organized, as adopted, recommended or declared by the applicable accounting board or similar entity regularly determining such matters in such country, consistently applied.

“Governmental Authority” means any nation or government, any state, provincial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, central bank or other entity exercising executive, legislative, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Indemnified Liabilities” has the meaning set forth in Section 9.5.

“Indemnitees” has the meaning set forth in Section 9.5.

“Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan, Tranche C Loan or Money Market Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurocurrency Rate Loan or Money Market Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Committed Loan, any Canadian Prime Rate Loan or any Swing Line Loan, the last Business Day of each March, June, September and December, the Revolving Maturity Date applicable to the Borrower of such Loan, and, if later than the Revolving Maturity Date, the Maturity Date applicable to the Borrower of such Loan.

“Interest Period” means, (a) as to each Eurocurrency Rate Loan, the period commencing on the date such Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the applicable Borrower in its Committed Loan Notice, (b) as to each Money Market LIBOR Loan, the period commencing on the date such Loan is disbursed and ending on the date that is such whole number of months thereafter as the applicable Borrower may elect in accordance with Section 2.3, (c) as to each Money Market Absolute Rate Loan, the period commencing on the date such Loan is disbursed and ending on the date that is such number of days thereafter (but not less than seven days) as the applicable Borrower may elect in accordance with Section 2.3, (d) as to each Swing Line Loan, the period commencing on the date such Loan is disbursed and ending on the date that is such number of days thereafter as the applicable Borrower may elect in accordance

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with Section 2.16 and (e) as to each Tranche C Loan, the period commencing on the date such Loan is disbursed or converted to or continued as a Tranche C Loan ending on the date one, two, three or six months thereafter, as selected by TFA in its Committed Loan Notice; provided that:

(i)       any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii)       any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii)       no Interest Period for a Eurocurrency Rate Loan or Tranche C Loan shall extend beyond the Maturity Date applicable to such Borrower, and no Interest Period for Money Market Loans shall extend beyond the Revolving Maturity Date applicable to such Borrower.

Notwithstanding the foregoing, a Borrower may select an Interest Period for a Eurocurrency Rate Loan or Tranche C Loan which would end after the Revolving Maturity Date applicable to such Borrower only if it has previously delivered, or delivers concurrently with the applicable Committed Loan Notice, an election to extend the Maturity Date to the Term Maturity Date pursuant to Section 2.13(c).

“Invitation for Money Market Quotes” means an Invitation for Money Market Quotes substantially in the form of Exhibit F hereto.

“IRS” means the United States Internal Revenue Service.

“Laws” means, collectively, all federal, state and local statutes, executive orders, treaties, rules, guidelines, regulations, ordinances, codes and administrative authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders of any Governmental Authority.

“Lender” has the meaning specified in the introductory paragraph hereto and any other Person that shall have become a party hereto pursuant to an assignment made in accordance with Section 9.7, other than any Person that ceases to be a party hereto in accordance with the terms hereof pursuant to such assignment, and, as the context requires, includes each Swing Line Lender.

“Lending Office” means, as to any Lender, the office, offices, branch, branches, Affiliate or Affiliates of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office, offices, branch, branches, Affiliate or Affiliates as such Lender may from time to time notify the applicable Borrower and the Administrative Agent; provided that, for the avoidance of doubt, any action taken by an Affiliate of such Lender shall be taken on behalf of

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the Lender and not on such Affiliate’s own behalf.

“LIBOR” has the meaning specified in the definition of “Eurocurrency Base Rate”.

“LIBOR Auction” means a solicitation of Money Market Quotes setting forth Money Market Margins based on the Eurocurrency Rate pursuant to Section 2.3.

“Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Committed Loan, a Money Market Loan or a Swing Line Loan, including a Loan converted to a Term Loan pursuant to Section 2.13(c).

“Loan Documents” means this Agreement, each Note, and each Fee Letter.

“Market Rate Spread” means TMCC’s 1-year credit default swap spread based on the End of Day mid-rate spread specified by Markit Group Ltd., determined on the Spread Determination Date, subject to (i) at all times prior to the Term Extension Effective Date, a minimum rate of 0.25% and a maximum rate equal to the Applicable Maximum Rate or (ii) at all times from and after the Term Extension Effective Date, a minimum rate of 0.50% and a maximum rate equal to the Applicable Maximum Rate. If TMCC’s 1-year credit default swap spread, as specified by Markit Group Ltd. is unavailable on the Spread Determination Date, then the Market Rate Spread shall be TMCC’s 1-year credit default swap spread, as reasonably determined on such Business Day by five reference banks selected by the Administrative Agent and TMCC, including BNPP Securities, CGMI and BTMU. If the participant banks are unable to determine TMCC’s 1-year credit default swap spread on the Spread Determination Date, the Market Rate Spread shall be the last 1-year credit default swap spread for TMCC reported by Markit Group Ltd.

“Material Adverse Effect” means with respect to any Borrower, a material adverse change in the business, financial position or results of operations of such Borrower and its Consolidated Subsidiaries, considered as a whole.

“Maturity Date” means, with respect to each Borrower, the Revolving Maturity Date applicable to such Borrower, or if the Loans made to such Borrower are converted to Term Loans pursuant to Section 2.13, the Term Maturity Date applicable to such Borrower.

“Money Market Absolute Rate” has the meaning set forth in Section 2.3(d)(ii).

“Money Market Absolute Rate Loan” means a loan denominated in US Dollars to be made by a Lender pursuant to an Absolute Rate Auction.

“Money Market Borrowing” means a borrowing consisting of simultaneous Money Market Loans of the same Type and, in the case of Money Market LIBOR Loans bearing interest calculated based on the Eurocurrency Rate, having the same Interest Period made by a Lender pursuant to Section 2.3.

“Money Market LIBOR Loan” means a loan denominated in US Dollars to be made by a Lender pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 3.2).

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“Money Market Loan” means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

“Money Market Margin” has the meaning set forth in Section 2.3(d)(ii).

“Money Market Quote” means an offer, substantially in the form of Exhibit G hereto, by a Lender to make a Money Market Loan in accordance with Section 2.3.

“Money Market Quote Request” means a Money Market Quote Request substantially in the form of Exhibit E hereto.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

“Note” or “Notes” means a promissory note or promissory notes made by a Borrower in favor of a Lender evidencing Loans made by such Lender to such Borrower, substantially in the form of Exhibit B.

“Obligations” means, with respect to any Borrower, all advances to, and debts, liabilities, obligations, covenants and duties of, such Borrower arising under any Loan Document or otherwise with respect to any Loan made to such Borrower, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against such Borrower of any proceeding under any Debtor Relief Laws naming such Borrower as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any jurisdiction other than the United States or Puerto Rico); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

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“Other Taxes” means any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document, excluding, however (i) such taxes imposed as a result of an assignment or participation (other than an assignment that occurs as a result of Borrower’s request pursuant to Section 9.17) and (ii) such taxes, charges and levies payable in respect of any Money Market Loan for any reason except a Regulatory Change occurring after the date that the Money Market Quote for such Money Market Loan was delivered.

“Outstanding Amount” means (i) with respect to Committed Loans and Money Market Loans on any date, the aggregate outstanding principal amount or in the case of Bankers’ Acceptances, Drafts and BA Equivalent Notes, Face Amount thereof after giving effect to any borrowing and prepayments or repayments of Committed Loans and Money Market Loans, as the case may be, occurring on such date; and (ii) with respect to Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swing Line Loans occurring on such date.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in US Dollars, the Federal Funds Rate, (b) with respect to any amount denominated in Canadian Dollars, an overnight rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation, (c) with respect to any amount denominated in an Alternative Currency other than Canadian Dollars, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of BNP Paribas in the applicable offshore interbank market for such currency to major banks in such interbank market and (d) with respect to any amount denominated in Australian Dollars, an overnight rate determined by the Administrative Agent, the applicable Swing Line Agent or the Australian Sub-Agent, as the case may be, in accordance with banking industry rules on interbank compensation.

“Participant” has the meaning set forth in Section 9.7(d).

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

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“Platform” has the meaning specified in Section 6.1.

“Pro Rata Share” means (a) with respect to the commitments of each Applicable Tranche Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Tranche A Commitment, Tranche B Commitment or Tranche C Commitment of such Applicable Tranche Lender at such time and the denominator of which is the amount of the Aggregate Tranche A Commitments, Aggregate Tranche B Commitments or Aggregate Tranche C Commitments, respectively, at such time; provided that if the commitment of each Lender to make Tranche A Loans, Tranche B Loans or Tranche C Loans, as applicable, has been terminated pursuant to Section 7.1 or if the Loans have been converted to Term Loans pursuant to Section 2.13(c), then the Pro Rata Share of each Applicable Tranche Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination or conversion and after giving effect to any subsequent assignments made pursuant to the terms hereof. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, and (b) with respect to the aggregate Commitments of all Lenders at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of such Lender’s Commitment Cap and the denominator of which is the aggregate amount of all the Lenders’ Commitment Caps at such time.

“Public Debt Rating” means, as of any date, the rating that has been most recently announced by any of S&P or Moody’s, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by TMCC or, if any such rating agency shall have issued more than one such rating, the lowest such rating issued by such rating agency. For purposes of the foregoing, (a) if only one of S&P and Moody’s shall have in effect a Public Debt Rating, the Applicable Maximum Rate and the Applicable Percentage shall be determined by reference to the available rating; (b) if neither of S&P or Moody’s shall have in effect a Public Debt Rating, the Applicable Maximum Rate and the Applicable Percentage will be set in accordance with Level 4 under the definitions of “Applicable Maximum Rate” and “Applicable Percentage”; (c) if both S&P and Moody’s have established ratings and those ratings shall fall within two different levels, the Applicable Maximum Rate and the Applicable Percentage shall be based upon the higher rating, unless the lower rating is more than one level below the higher rating, in which case the Applicable Maximum Rate and the Applicable Percentage shall be based upon the rating that is one level lower than the higher rating; (d) if any rating established by S&P or Moody’s shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody’s shall change the basis or system on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody’s, as the case may be, shall refer to the then equivalent rating by S&P or Moody’s, as the case may be.

“Public Lender” has the meaning specified in Section 6.1.

“Puerto Rico” means the Commonwealth of Puerto Rico.

“Puerto Rico Code” means the Puerto Rico Internal Revenue Code of 2011, as amended and any successor statute.

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“Register” has the meaning set forth in Section 9.7(c).

“Regulation U” means Regulation U of the FRB, as in effect from time to time.

“Regulatory Change” shall mean, with respect to any Lender, the introduction of or any change in or in the interpretation of any Law, or such Lender’s compliance therewith. For the avoidance of doubt, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted, adopted, issued, promulgated or implemented.

“Request for Loans” means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to a Money Market Borrowing, a Notice of Money Market Borrowing (as defined in Section 2.3(f)) and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, (a) with respect to matters related solely to the Tranche A Borrowers, to TCCI or to TFA, respectively, as of any date of determination, Applicable Tranche Lenders having more than 50% of the Aggregate Commitments to such Borrower (or, in the case of the Tranche A Borrowers, all of the Tranche A Borrowers) or, if the commitment of each Lender to make Tranche A Loans, Tranche B Loans or Tranche C Loans, as applicable, has been terminated pursuant to Section 7.1 or if the Loans have been converted to Term Loans pursuant to Section 2.13(c), Applicable Tranche Lenders holding in the aggregate more than 50% of the Total Outstandings applicable to Tranche A Borrowers, to TCCI or to TFA, respectively (with the aggregate amount of each Lender’s risk participation and funded participation in Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings applicable to a Borrower held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders and (b) in all other cases, Lenders having more than 50% of the aggregate amount of all the Lenders’ Commitment Caps at such time or, to the extent the Commitments have been terminated or the Loans have been converted to Term Loans, more than 50% of the Total Outstandings of all Loans, provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer or any other officer or representative of (i) the applicable Borrower, authorized by the board of directors (or equivalent governing body) of the applicable Borrower or (ii) to the extent a Borrower’s Representative is permitted pursuant to this Agreement to act on behalf of a Borrower, the applicable Borrowers’ Representative, authorized by the board of directors (or equivalent governing body) of the applicable Borrowers’ Representative in respect of the applicable Borrower, in each case as set forth in a written notice from such Borrower or such Borrowers’ Representative on behalf of such Borrower to the Administrative Agent. The Administrative Agent may conclusively rely on each such notice

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unless and until a subsequent writing shall be delivered by a Borrower or Borrowers’ Representative on behalf of a Borrower to the Administrative Agent that identifies the prior writing that is to be superseded and stating that it is to be so superseded. Any document delivered hereunder that is signed by a Responsible Officer of a Borrower or a Responsible Officer of a Borrowers’ Representative on behalf of a Borrower shall be conclusively presumed to have been authorized by all necessary corporate action on the part of such Borrower or such Borrowers’ Representative on behalf of such Borrower.

“Revaluation Date” means each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.2, (iii) each date of a Borrowing of a Tranche C Loan, (iv) each date of a continuation of a Tranche C Loan pursuant to Section 2.2, and (v) such additional dates as the Administrative Agent shall determine or the Required Lenders shall request.

“Revolving Renewal Effective Date” has the meaning specified in Section 2.13(b).

“Revolving Maturity Date” means, with respect to any Borrower, the later of (a) November 14, 2017, and (b) if maturity is extended upon the request of such Borrower pursuant to Section 2.13(b), such extended revolving maturity date as determined pursuant to such Section; provided, however, that the Revolving Maturity Date of any Lender that is a non-Consenting Lender to any requested extension pursuant to Section 2.13(b) shall be the Revolving Maturity Date in effect immediately prior to the applicable Revolving Renewal Effective Date (as such term is defined in Section 2.13(b)) for all purposes of this Agreement.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in US Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“Sanctions” means any economic or financial sanctions administered, enacted, imposed or enforced by the U.S. government (including, without limitation, those administered by OFAC), the Australian Federal Government, the United Nations Security Council, the European Union, the Federal Republic of Germany or Her Majesty’s Treasury of the United Kingdom.

“Schedule I Banks” shall mean, at any time, the Lenders that are listed in Schedule I to the Bank Act (Canada) at such time.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

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“Significant Subsidiary” means any Subsidiary which would meet the definition of “Significant Subsidiary” contained in Regulation S-X (or similar successor provision) of the Securities and Exchange Commission.

“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Spot Rate” for a currency means the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.

“Spread Determination Date” means the Business Day that is two Business Days prior to the day of delivery of the request to make, convert or continue, as applicable, each Loan (and if such Loan is a Eurocurrency Rate Loan with an Interest Period longer than three months, the Market Rate Spread shall be reset to the Market Rate Spread as reported on the Business Day that is two Business Days prior to the day that is three months after the later of (i) the day on which such Eurocurrency Rate Loan was made, converted or continued and (ii) the last day on which the Market Rate Spread was reset).

“Sterling” and “£” mean the lawful currency of the United Kingdom.

“Sub-Agents” means the Canadian Sub-Agent, the Australian Sub-Agent and each Swing Line Agent.

“Subsidiary” means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, “Subsidiary” means a Subsidiary of a Borrower.

“Swing Line Agent” means each of (a) in the case of Swing Line Loans funded in US Dollars, BNP Paribas, (b) in the case of Swing Line Loans funded in Canadian Dollars, BNP Paribas, (c) in the case of Swing Line Loans funded in Euro, Sterling or any other Alternative Currency, BNP Paribas London and (d) in the case of Swing Line Loans funded in Australian Dollars, BNP Paribas, Sydney Branch.

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.16.

“Swing Line Commitment” means, as to each Swing Line Lender and as to any currency, its obligation to make Swing Line Loans in an aggregate principal amount at any one time

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outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 as its “Swing Line Commitment” with respect to such currency, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Swing Line Lenders” means each of the Lenders that has a Swing Line Commitment on Schedule 2.1 hereto, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.16(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.16(b), which, if in writing, shall be substantially in the form of Exhibit A-2.

“Swing Line Rate” means, (a) in respect of Swing Line Loans made in US Dollars or any Alternate Currency other than Canadian Dollars, for any Interest Period, the sum of (i) the rate per annum determined by the applicable Swing Line Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in the relevant currency for delivery on the first day of such Swing Line Loan in Same Day Funds in the approximate amount of the Swing Line Loan being made by such Swing Line Agent (or its affiliate) and with a term equivalent to such Interest Period would be offered by BNP Paribas London to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) on the first day of such Swing Line Loan and (ii) the Applicable Rate, (b) in the case of Swing Line Loans made in Canadian Dollars, the sum of (i) the Canadian Prime Rate and (ii) the Applicable Rate and (c) in the case of Swing Line Loans made in Australian Dollars, for any Interest Period, the sum of (i) the rate per annum determined by the applicable Swing Line Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Australian Dollars for delivery on the first day of such Swing Line Loan in Same Day Funds in the approximate amount of the Swing Line Loan being made by such Swing Line Agent (or its affiliate) and with a term equivalent to such Interest Period would be offered by BNP Paribas, Sydney Branch to major banks in Sydney at their request at approximately 11:00 a.m. (Sydney time) on the first day of such Swing Line Loan and (ii) the Applicable Rate.

“Swing Line Sublimit” means an amount equal to the least of (a) US$1,250,000,000, (b) the aggregate Swing Line Commitments of the Swing Line Lenders and (c) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

“TARGET2 Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) System (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means, with respect to any payment by a Borrower under this Agreement or any other Loan Document, any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto (other than Other Taxes), excluding, (i) in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its net income (however denominated), and franchise and similar

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taxes (including branch profits taxes and backup withholding of such taxes) imposed on it, by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or where the Administrative Agent’s Office or a Lender’s Lending Office is located or any other jurisdiction arising solely as a result of such recipient engaging in a trade or business in such jurisdiction for tax purposes or otherwise having a present or former connection with such jurisdiction (other than connections arising from such recipient having executed, delivered, become party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document), (ii) any (1) United States, the Netherlands or Puerto Rico withholding tax imposed on payments by the Tranche A Borrowers under this Agreement or any other Loan Document, (2) Canadian withholding tax imposed on payments by TCCI under this Agreement or any other Loan Document or (3) Australian withholding tax imposed on payments by TFA under this Agreement or any other Loan Document, in the case of either (1) or (2), (x) with respect to payments on a Money Market Loan, on the date that such Lender delivers a Money Market Quote for such Money Market Loan (or designates a new Lending Office) and (y) with respect to all other payments, on the date such Lender becomes a party to this Agreement (or designates a new Lending Office) and (iii) withholding Taxes imposed under FATCA.

“Term Extension Effective Date” has the meaning specified in Section 2.13(c).

“Term Loan Conversion Fee” means, with respect to any Borrower, a fee in US Dollars to be paid to the Administrative Agent on the Term Extension Effective Date by such Borrower, for the account of each Lender in accordance with its Pro Rata Share, in an amount equal to 0.50% of the Outstanding Amount on the Term Extension Effective Date of Loans of such Lender made to such Borrower that are converted into Term Loans on the Term Extension Effective Date.

“Term Loans” of a Borrower means each Loan made to such Borrower that is outstanding on the date that such Borrower elects to convert such Loans to term Loans in accordance with Section 2.13(c).

“Term Maturity Date” applicable to a Borrower means the date selected by such Borrower that is no later than one year from the Revolving Maturity Date applicable to such Borrower upon conversion of the Loans made to such Borrower to Term Loans in accordance with Section 2.13(c).

“TMC Consolidated Subsidiary” means, at any date, a Subsidiary or other entity the accounts of which would be consolidated with those of Toyota Motor Corporation in its consolidated financial statements if such statements were prepared as of such date.

“Total Outstandings” means (i) the aggregate Outstanding Amount of all Loans, (ii) when used in relation to the Tranche A Borrowers, the Outstanding Amount of all Loans made to the Tranche A Borrowers, (iii) when used in relation to TCCI, the Outstanding Amount of all Loans made to TCCI and (iv) when used in relation to TFA, the Outstanding Amount of all Loans made to TFA.

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“Tranche A Availability Period” means the period from and including the Closing Date to the earliest of (a) the Revolving Maturity Date applicable to the Tranche A Borrowers, (b) the date of termination of the Aggregate Tranche A Commitments pursuant to Section 2.5, and (c) the date of termination of the commitment of each Tranche A Lender to make Loans pursuant to Section 7.1.

“Tranche A Borrowers” means TMCC, TMFNL, TFSUK, TLG, TCPR and TKG.

“Tranche A Commitment” means, as to each Lender, its obligation to (a) make Committed Loans to the Tranche A Borrowers pursuant to Section 2.1(a) and (b) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 as its “Tranche A Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement; provided that (a) the Tranche A Commitments available to TKG shall not exceed US$500,000,000 in the aggregate for all Lenders, (b) the Tranche A Commitments available to TCPR shall not exceed US$1,000,000,000 in the aggregate for all Lenders and (c) the Tranche A Commitments available to TLG shall not exceed US$500,000,000 in the aggregate for all Lenders.

“Tranche A Facility” means the aggregate of the Tranche A Commitments.

“Tranche A Lender” means each Lender that has a Tranche A Commitment on Schedule 2.1 or any Lender to which a portion of the Tranche A Commitment hereunder has been assigned pursuant to an Assignment and Assumption.

“Tranche A Loan” means an extension of credit by a Lender to a Tranche A Borrower under Article II in the form of a Committed Loan or a Money Market Loan, including a Loan converted to a term Loan pursuant to Section 2.13(c). Tranche A Loans shall be denominated in US Dollars or any Alternative Currency.

“Tranche B Availability Period” means the period from and including the Closing Date to the earliest of (a) the Revolving Maturity Date applicable to TCCI, (b) the date of termination of the Aggregate Tranche B Commitments pursuant to Section 2.5, and (c) the date of termination of the commitment of each Tranche B Lender to make Loans pursuant to Section 7.1.

“Tranche B Commitment” means, as to each Lender, its obligation to (a) make Committed Loans to TCCI pursuant to Section 2.1(b) and (b) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 as its “Tranche B Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Tranche B Facility” means the aggregate of the Tranche B Commitments.

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“Tranche B Lender” means each Lender that has a Tranche B Commitment on Schedule 2.1 or any Lender to which a portion of the Tranche B Commitment hereunder has been assigned pursuant to an Assignment and Assumption.

“Tranche B Loan” means an extension of credit by a Lender to TCCI under Article II and shall, unless the context otherwise requires, be deemed to include Drafts accepted or purchased by any such Lender, and BA Equivalent Notes issued to such Lender in exchange for Drafts, including a Loan converted to a term Loan pursuant to Section 2.13(c). Tranche B Loans may be denominated in Canadian Dollars (as Canadian Prime Rate Loans, Bankers’ Acceptances, Drafts or BA Equivalent Notes), US Dollars (as Base Rate Loans or Eurocurrency Rate Loans) or any Alternative Currency (as Eurocurrency Rate Loans).

“Tranche C Availability Period” means the period from and including the Closing Date to the earliest of (a) the Revolving Maturity Date applicable to TFA, (b) the date of termination of the Aggregate Tranche C Commitments pursuant to Section 2.5, and (c) the date of termination of the commitment of each Tranche C Lender to make Loans pursuant to Section 7.1.

“Tranche C Commitment” means, as to each Lender, its obligation to (a) make Committed Loans to TFA pursuant to Section 2.1(c) and (b) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 as its “Tranche C Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Tranche C Facility” means the aggregate of the Tranche C Commitments.

“Tranche C Lender” means each Lender that has a Tranche C Commitment on Schedule 2.1 or any Lender to which a portion of the Tranche C Commitment hereunder has been assigned pursuant to an Assignment and Assumption.

“Tranche C Loan” means an extension of credit by a Lender to TFA under Article II, including a Loan converted to a term Loan pursuant to Section 2.13(c). Except as provided in Section 2.16(c), Tranche C Loans shall be denominated in Australian Dollars.

“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Canadian Prime Rate Loan, a Eurocurrency Rate Loan, a Tranche C Loan, a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

“UK CTA” means the United Kingdom Corporation Tax Act 2009.

“UK ITA” means the United Kingdom Income Tax Act 2007.

“UK Qualifying Lender” means (a) a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance to TFSUK and is (i) a Lender: (1) which is a bank (as defined for the purpose of section 879 UK ITA) making an advance to TFSUK under this Agreement; or (2) in respect of an advance made under this Agreement to TFSUK by a

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person that was a bank (as defined for the purpose of section 879 UK ITA) at the time the advance was made, and which, with respect to (1) and (2) above, is within the charge to United Kingdom corporation tax as regards any payment of interest made in respect of that advance or (in the case of (1) above), which is a bank (as so designated) that would be within the charge to United Kingdom corporation tax as regards any payment of interest made in respect of that advance apart from section 18A of the UK CTA; or (ii) a Lender which is: (1) a company resident in the United Kingdom for United Kingdom tax purposes or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment which brings into account interest payable in respect of that advance in computing its chargeable profits (within the meaning given by section 19 of the UK CTA); or (iii) a UK Treaty Lender or (b) a US LLC Lender.

“UK Qualifying Non-Bank Lender” means a Lender which gives a UK Tax Confirmation in the Assignment and Assumption which it executes on becoming a party to this Agreement.

“UK Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance to TFSUK under this Agreement is either: (i) a company resident in the United Kingdom for United Kingdom tax purposes; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing its chargeable profits (within the meaning given by section 19 of the UK CTA).

“UK Treaty Lender” means a Lender which:

(i)	is treated as a resident of a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom which makes provision for full exemption from Tax imposed by the United Kingdom on interest; and

(ii)	does not carry on business in the United Kingdom through a permanent establishment with which that Lender’s participation in respect of a Loan to TFSUK is effectively connected; and

(iii)	is fully entitled to the benefits of the relevant Treaty (or if not so entitled, would have been so entitled but for its failure to be so fully entitled being attributable to (x) the status of or any action or omission of TFSUK or any affiliate thereof or to any relationship between the Lender and TFSUK or any affiliate thereof or (y) any steps taken or to be taken pursuant to Section 9.17), provided that “UK Treaty Lender” shall mean any Lender in respect of a Loan to TFSUK, if such Lender becomes a Lender when an Event of Default has occurred and is continuing.

“Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most

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recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

“United States” and “U.S.” each means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

“Unused Tranche A Commitment” means, with respect to any Tranche A Lender at any time (a) such Lender’s Tranche A Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Tranche A Loans made by such Lender and outstanding at such time plus (ii) such Lender’s Pro Rata Share of the aggregate principal amount of all Money Market Loans made to the Tranche A Borrowers pursuant to Section 2.3 and outstanding at such time plus (iii) such Lender’s Pro Rata Share of the aggregate principal amount of all Swing Line Loans made to the Tranche A Borrowers pursuant to Section 2.16 and outstanding at such time plus (iv) in the case of a Tranche A Lender that is (or has an Affiliate that is) a Tranche B Lender, such Tranche B Lender’s Pro Rata Share of the Total Outstandings applicable to TCCI plus (v) in the case of a Tranche A Lender that is (or has an Affiliate that is) a Tranche C Lender, such Tranche C Lender’s Pro Rata Share of the Total Outstandings applicable to TFA.

“US Dollars” and “US$” each means the lawful money of the United States.

“US LLC Lender” means a Lender in respect of a Loan to TFSUK which is a US limited liability company that is fiscally transparent under the laws of the United States and where each ultimate recipient of the interest payable to that Lender would be a UK Treaty Lender were that ultimate recipient a Lender in respect of that Loan.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section  1.2 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)       The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii)       Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii)       The term “including” is by way of example and not limitation.

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(iv)       The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c)       In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(d)       Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

Section  1.3 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements.

Section  1.4 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

Section  1.5 Exchange Rates; Currency Equivalents. (a) The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Loan and Outstanding Amounts denominated in Alternative Currencies or Australian Dollars. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrowers hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than US Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent.

(b)       Wherever in this Agreement in connection with a Committed Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan, an amount, such as a required minimum or multiple amount, is expressed in US Dollars, but such Committed Borrowing or Eurocurrency Rate Loan is denominated in an Alternative Currency or Australian Dollars, such amount shall be the relevant Alternative Currency Equivalent or Australian Dollar equivalent of such US Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent.

Section  1.6 Additional Alternative Currencies. (a) The Tranche A Borrowers or TCCI may from time to time request that Eurocurrency Rate Loans be made in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested

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currency is a lawful currency (other than US Dollars) that is readily available and freely transferable and convertible into US Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of the Administrative Agent and the Applicable Tranche Lenders.

(b)       Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 10 Business Days prior to the date of the desired Committed Loan (or such other time or date as may be agreed by the Administrative Agent in its sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Applicable Tranche Lender thereof. Each such Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) shall notify the Administrative Agent, not later than 11:00 a.m., seven Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans in such requested currency.

(c)       Any failure by an Applicable Tranche Lender to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender to permit Eurocurrency Rate Loans to be made in such requested currency for the applicable tranche. If the Administrative Agent and all the Applicable Tranche Lenders consent to making Eurocurrency Rate Loans in such requested currency under the applicable tranche, the Administrative Agent shall so notify the Borrowers and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Committed Borrowings of Eurocurrency Rate Loans under such tranche. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.6, the Administrative Agent shall promptly so notify the Borrowers.

Section 1.7 Change of Currency. (a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Committed Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Committed Borrowing, at the end of the then current Interest Period.

(b)       Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c)       Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

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Section 1.8 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable).

Section 1.9 Syndicated Facility Agreement. The parties agree that this Agreement is a ‘syndicated facility agreement’ for the purposes of section 128F of the Australian Tax Act.

ARTICLE II

THE CREDITS

Section 2.1 Committed Loans. (a) Subject to the terms and conditions set forth herein, each Tranche A Lender severally agrees to make loans in US Dollars or in one or more Alternative Currencies (each such loan, a “Committed Tranche A Loan”) to the Tranche A Borrowers from time to time, on any Business Day during the Tranche A Availability Period, in an amount not to exceed the amount of such Lender’s Unused Tranche A Commitment at such time. Within the limits of each Lender’s Unused Tranche A Commitment, and subject to the other terms and conditions hereof, the Tranche A Borrowers may borrow under this Section 2.1(a), prepay under Section 2.4, and, unless converted to a Term Loan pursuant to Section 2.13(c), reborrow under this Section 2.1(a). Committed Tranche A Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b)       Subject to the terms and conditions set forth herein, each Tranche B Lender severally agrees to make loans to TCCI in US Dollars or in one or more Alternative Currencies, and (i) in the case of a Tranche B Lender willing and able to accept Drafts, to create acceptances (“Bankers’ Acceptances”) by accepting Drafts and to purchase such Bankers’ Acceptances in accordance with Section 2.15(a) and (ii) in the case of a Tranche B Lender which is unwilling or unable to accept Drafts, to purchase completed Drafts, which will not be accepted by the Tranche B Lender or any other Tranche B Lender in accordance with Section 2.15 from time to time, on any Business Day during the Tranche B Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Tranche B Commitment; provided, however, that after giving effect to any Committed Borrowing made by the Tranche B Lenders, (i) the Total Outstandings applicable to TCCI shall not exceed the Aggregate Tranche B Commitments, and (ii) the aggregate Outstanding Amount of the Committed Tranche B Loans of any Tranche B Lender plus such Lender’s ratable share of the Outstanding Amount of all Swing Line Loans made to TCCI shall not exceed such Lender’s Tranche B Commitment. Within the limits of each Lender’s Tranche B Commitment, and subject to the other terms and conditions hereof, TCCI may borrow under this Section 2.1(b), prepay under Section 2.4, and, unless converted to a Term Loan pursuant to Section 2.13(c), reborrow under this Section 2.1(b). Committed Tranche B Loans may be Base Rate Loans, Eurocurrency Rate Loans, Canadian Prime Rate Loans, Bankers’ Acceptances or BA Equivalent Notes, as further provided herein.

(c)       Subject to the terms and conditions set forth herein, each Tranche C Lender severally agrees to make loans in Australian Dollars (each such loan, a “Committed Tranche C Loan”) to TFA on any Business Day during the Tranche C Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Tranche C

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Commitment; provided, however, that after giving effect to any Committed Borrowing made by the Tranche C Lenders, (i) the Total Outstandings applicable to TFA shall not exceed the Aggregate Tranche C Commitments, and (ii) the aggregate Outstanding Amount of the Committed Tranche C Loans of any Tranche C Lender plus such Lender’s ratable share of the Outstanding Amount of all Swing Line Loans made to TFA plus, in the case of a Tranche C Lender that is, or has an Affiliate that is, a Swing Line Lender having a Swing Line Commitment in Australian Dollars and without duplication, such Lender’s (or Affiliate’s) Swing Line Loans made to TFA shall not exceed such Lender’s Tranche C Commitment. Within the limits of each Lender’s Tranche C Commitment, and subject to the other terms and conditions hereof, TFA may borrow under this Section 2.1(c), prepay under Section 2.4, and, unless converted to a Term Loan pursuant to Section 2.13(c), reborrow under this Section 2.1(c).

(d)       After giving effect to Committed Loans made pursuant to this Section 2.1, the aggregate Outstanding Amount of all Loans (other than Money Market Loans) made by such Lender or its Affiliates shall not exceed such Lender’s Commitment Cap.

Section 2.2 Borrowings, Conversions and Continuations of Committed Loans.

(a)       Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans or continuation of Tranche C Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent (or Canadian Sub-Agent, in the case of Tranche B, or Australian Sub-Agent, in the case of Tranche C), which may be given by telephone. Each such notice must be received by the Applicable Agent not later than 10:00 a.m. (Pacific time) in the case of Tranche A Loans, 9:00 a.m. (Pacific time) in the case of Tranche B Loans, and 9:00 a.m. (Pacific time) in the case of Tranche C Loans, (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in US Dollars or of any conversion of Base Rate Loans to Eurocurrency Rate Loans denominated in US Dollars, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, (iii) four Business Days prior to the requested date of any Borrowing or continuation of Tranche C Loans, (iv) on the requested date of any Borrowing of, or conversion of Eurocurrency Rate Loans to, Base Rate Committed Loans, (v) on the requested date of any Borrowing of Canadian Prime Rate Loans and (vi) as set forth in Section 2.15(a) for Bankers’ Acceptances, Drafts or BA Equivalent Notes. Each telephonic notice by a Borrower pursuant to this Section 2.2(a) must be confirmed promptly by delivery to the Applicable Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer or any other Person designated in writing by a Responsible Officer of such Borrower to the Applicable Agent. Except as otherwise provided in Section 2.15(a), each Borrowing of, conversion to or continuation of Loans shall be (x) for Loans other than Tranche B Loans denominated in Canadian Dollars and other than Tranche C Loans, in a principal amount of US$50,000,000 or a whole multiple of US$1,000,000 in excess thereof (or the Dollar Equivalent thereof); provided that, in the case of TMFNL, such amount shall not be less than the Dollar Equivalent of EUR100,000 or any other amount (or meeting any other criterion) as at any time ensures that it does not qualify as attracting funds from the “public” under or pursuant to the Netherlands Financial Supervision Act (wet op het financieel toezicht), (y) for Tranche B Loans denominated

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in Canadian Dollars, in a principal amount of CDN$5,000,000 or integral multiples of CDN$1,000,000 in excess thereof or (z) for Tranche C Loans, in a principal amount of A$5,000,000 or integral multiples of A$1,000,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the applicable Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans or Tranche C Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the currency of the Committed Loans to be borrowed. If any Borrower (other than TFA) fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in US Dollars. If any Borrower (other than TFA) fails to specify a Type of Committed Loan in a Committed Loan Notice or if such Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, (x) in the case of Loans denominated in Canadian Dollars, Canadian Prime Rate Loans or (y) in the case of Loans denominated in a currency other than Canadian Dollars, Base Rate Loans in an amount being the Dollar Equivalent of such Loans; provided, however, that in the case of a failure to timely request a continuation of Committed Loans denominated in an Alternative Currency other than Canadian Dollars, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the applicable Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. If TFA requests a Borrowing of, or continuation of Tranche C Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency.

Notwithstanding the foregoing, if after giving effect to the making of any Tranche A Loans, Tranche B Loans or Tranche C Loans, the Unused Tranche A Commitment would be less than or equal to the Dollar Equivalent of EUR 300,000,000 (as determined by the Administrative Agent), then, only to the extent TKG has not borrowed EUR 300,000,000 as of the date such Loan is to be made, such Loans shall not be made without the consent of TKG (which consent may be waived only by TKG).

(b)       Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each appropriate Lender of the contents thereof and the amount (and currency) of its Pro Rata Share of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each appropriate Lender of the details of any automatic conversion to Base Rate Loans or continuation of Committed Loans denominated in a currency other than US Dollars, in each case as described in the preceding subsection. In the case of a Committed Borrowing, each Tranche

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A Lender shall make the amount of its Committed Loan available to the Administrative Agent, each Tranche B Lender shall make the amount of its Committed Loan available to the Canadian Sub-Agent and each Tranche C Lender shall make the amount of its Committed Loan available to the Australian Sub-Agent, in Same Day Funds at the Administrative Agent’s Office for the applicable currency, the office of the Canadian Sub-Agent located in Montreal, Canada, or the Australian Sub-Agent’s Office, as the case may be, not later than 1:00 p.m. on the Business Day specified, in the case of any Committed Loan denominated in US Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Committed Loan in an Alternative Currency or Australian Dollars, in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.2, the Applicable Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent either by (i) crediting the account of such Borrower on the books of BNP Paribas with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent by such Borrower.

(c)       Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans (whether in US Dollars or any Alternative Currency) without the consent of the applicable Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurocurrency Rate Loans denominated in an Alternative Currency be prepaid, or redenominated into US Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto. Except as otherwise provided herein, a Tranche C Loan may be continued only on the last day of an Interest Period for such Tranche C Loan.

(d)       The Administrative Agent shall promptly notify the applicable Borrower and the appropriate Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error. The Australian Sub-Agent shall promptly notify TFA and the appropriate Lenders of the interest rate applicable to any Interest Period for Tranche C Loans upon determination of such interest rate. The determination of the Bank Bill Rate by the Australian Sub-Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the applicable Borrower and the appropriate Lenders of any change in BNP Paribas’s prime rate used in determining the Base Rate promptly following the public announcement of such change. At any time that Canadian Prime Rate Loans are outstanding, the Canadian Sub-Agent shall notify TCCI and the Tranche B Lenders of any change in the Canadian Prime Rate promptly following the public announcement of a change in a Canadian Reference Bank’s “prime rate” by any Canadian Reference Bank.

(e)       After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type,

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there shall not be more than fifteen (15) Interest Periods in effect with respect to Committed Loans.

(f)       Each Lender at its option may make any Loans by causing any domestic or foreign branch or Affiliate of such Lender to make such Loans; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loans in accordance with the terms of this Agreement and provided further that any exercise of such option shall not increase the Borrower’s obligations under Section 3.1 or Section 3.4.

Section 2.3 Money Market Loans.

(a)       In addition to Committed Loans pursuant to Section 2.1, the Tranche A Borrowers may, as set forth in this Section, request the appropriate Lenders during the Tranche A Availability Period to make offers to make Money Market Loans in US Dollars to such Borrower; provided, however, that (i) after giving effect to any Money Market Borrowing the Total Outstandings applicable to the Tranche A Borrowers shall not exceed the Aggregate Tranche A Commitments and (ii) if after giving effect to any Money Market Borrowing the Unused Tranche A Commitment would be less than or equal to the Dollar Equivalent of EUR 300,000,000 (as determined by the Administrative Agent), then, only to the extent TKG has not borrowed EUR 300,000,000 as of the date such Loan is to be made, such Money Market Loan shall not be made without the consent of TKG (which consent may be waived only by TKG). The Lenders may, but shall have no obligation to, make such offers and the applicable Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

(b)       When any Tranche A Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by facsimile transmission a Money Market Quote Request, appropriately completed and signed by a Responsible Officer or any other Person designated in writing by a Responsible Officer of such Borrower to the Administrative Agent, so as to be received no later than 9:00 a.m. on (x) the fourth Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as such Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Lenders not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying: (i) the proposed date of Borrowing, which shall be a Business Day, (ii) the aggregate amount of such Borrowing, which shall be US$50,000,000 or a larger multiple of US$5,000,000 (provided that, in the case of TMFNL, the aggregate amount of such Borrowing shall not be less than the Dollar Equivalent of EUR100,000 or any other amount (or meeting any other criterion) as at any time ensures that it does not qualify as attracting funds from the “public” under or pursuant to the Netherlands Financial Supervision Act (wet op het financieel toezicht)), (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate. The applicable Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request

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shall be given within five Business Days (or such other number of days as such Borrower and the Administrative Agent may agree) of any other Money Market Quote Request.

(c)       Promptly upon receipt of a Money Market Quote Request, the Administrative Agent shall send to the appropriate Lenders by facsimile transmission an Invitation for Money Market Quotes, which shall constitute an invitation by the applicable Tranche A Borrower to each Lender to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

(d)           (i)      Each Tranche A Lender may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes made by a Tranche A Borrower. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by facsimile transmission at the Administrative Agent’s Office not later than (x) 1:00 p.m. on the fourth Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:00 a.m. on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as such Tranche A Borrower, and the Administrative Agent shall have mutually agreed and shall have notified to the Lenders not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative Agent (or any Affiliate of the Administrative Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Administrative Agent or such Affiliate notifies such Borrower of the terms of the offer or offers contained therein not later than 15 minutes prior to the deadline for the other Lenders. Subject to Articles IV and VII, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of such Tranche A Borrower.

(ii)       Each Money Market Quote shall specify (A) the proposed date of Borrowing; (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Lender, (x) must be US$5,000,000 or a larger multiple of US$l,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Lender may be accepted; (C) in the case of a LIBOR Auction, the margin above or below the applicable Eurocurrency Rate (the “Money Market Margin”) offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate; (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the “Money Market Absolute Rate”) offered for each such Money Market Loan; and (E) the identity of the quoting Lender. A Money Market Quote may set forth up to five separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

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(iii)       Any Money Market Quote shall be disregarded if it (A) is not substantially in conformity with the definition thereof or does not specify all of the information required by subsection (d)(ii); (B) contains qualifying, conditional or similar language; (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or (D) arrives after the time set forth in subsection (d)(i).

(e)       The Administrative Agent shall promptly notify the applicable Tranche A Borrower of the terms (i) of any Money Market Quote submitted by a Lender that is in accordance with subsection (d) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Lender with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent’s notice to the applicable Borrower shall specify (i) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (ii) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (iii) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

(f)       Not later than 10:00 a.m. on the third Business Day prior to the proposed date of Borrowing of Money Market LIBOR Loans or 9:00 a.m. on the Business Day of the proposed date of Borrowing of Money Market Absolute Rate Loans (or such other time or date as the applicable Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Lenders not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the applicable Tranche A Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a “Notice of Money Market Borrowing”) shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The applicable Borrower may accept any Money Market Quote in whole or in part; provided that (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request; (ii) the principal amount of each Money Market Borrowing must be US$50,000,000 or a larger multiple of US$5,000,000 (provided that, in the case of TMFNL, the aggregate amount of such Borrowing shall not be less than the Dollar Equivalent of EUR 100,000 or any other amount (or meeting any other criterion) as at any time ensures that it does not qualify as attracting funds from the “public” under or pursuant to the Netherlands Financial Supervision Act (wet op het financieel toezicht)); and (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be.

(g)       If offers are made by two or more Lenders with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in multiples

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of US$1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

Section 2.4 Prepayments.

(a)       The Tranche A Borrowers may, upon notice to the Administrative Agent, TCCI may, upon notice to the Canadian Sub-Agent, and TFA may, upon notice to the Australian Sub-Agent, at any time or from time to time voluntarily prepay Committed Loans (other than Bankers’ Acceptances, Drafts and BA Equivalent Notes) or Money Market Loans made to it bearing interest at the Base Rate in whole or in part without premium or penalty; provided that (i) such notice must be received by the Applicable Agent not later than (x) in the case of Tranche A Loans, 10:00 a.m. (Pacific time), (A) two Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in US Dollars, (B) three Business Days (or four, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies, and (C) on the date of prepayment of Base Rate Committed Loans or Money Market Loans bearing interest at the Base Rate pursuant to Section 3.2, (y) in the case of Tranche B Loans, 9:00 a.m. (Pacific time) (A) two Business Days prior to the date of any date of prepayment of Eurocurrency Rate Loans and (B) on the date of prepayment of Canadian Prime Rate Loans or (z) in the case of Tranche C Loans, 9:00 a.m. (Pacific time) three Business Days prior to the date of any date of prepayment of Tranche C Loans; (ii) any prepayment of Loans other than Tranche B Loans denominated in Canadian Dollars and other than Tranche C Loans shall be in a principal amount of US$50,000,000 or a whole multiple of US$1,000,000 in excess thereof; (iii) any prepayment of Tranche B Loans denominated in Canadian Dollars shall be in a principal amount of CDN$5,000,000 or a whole multiple of CDN$500,000 in excess thereof; and (iv) any prepayment of Tranche C Loans shall be in a principal amount of A$5,000,000 or a whole multiple of A$500,000 in excess thereof. Except as provided in the preceding sentence, a Borrower may not prepay all or any portion of the principal amount of any Money Market Loan made to it prior to the last day of the Interest Period therefor. Each such notice shall specify the date and amount of such prepayment, whether the Loans to be prepaid are Committed Loans or Money Market Loans, and the Type(s) of Loans to be prepaid. The Applicable Agent will promptly notify each appropriate Lender of its receipt of each such notice and the contents thereof with respect to Committed Loans, and of the amount of such Lender’s Pro Rata Share of such prepayment of such Committed Loans. The Administrative Agent will promptly notify each Lender that has made a Money Market Loan that is to be prepaid of the receipt by the Administrative Agent of each notice and the contents thereof with respect to such Money Market Loan and the contents thereof and of the amount of such prepayment of such Money Market Loan. If such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan or a Tranche C Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.5. Each such prepayment of Committed Loans shall be applied to the Committed Loans of the appropriate Lenders in accordance with their respective Pro Rata Shares. Each such prepayment of Money Market Loans shall be applied ratably to the Money Market Loans of the Lenders that made such Loans.

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(b)       (i) If for any reason the Total Outstandings applicable to the Tranche A Borrowers at any time exceed the Aggregate Tranche A Commitments then in effect, then the Tranche A Borrowers shall immediately prepay Loans in an aggregate amount equal to such excess, (ii) if for any reason the Total Outstandings applicable to TKG at any time exceed US$500,000,000, TKG shall immediately prepay Loans in an aggregate amount equal to such excess, (iii) if for any reason the Total Outstandings applicable to TCPR at any time exceed US$1,000,000,000, TCPR shall immediately prepay Loans in an aggregate amount equal to such excess, (iv) if for any reason the Total Outstandings applicable to TLG at any time exceed US$500,000,000, TLG shall immediately prepay Loans in an aggregate amount equal to such excess (v) if for any reason the Total Outstandings applicable to TCCI at any time exceed the Aggregate Tranche B Commitments then in effect, TCCI shall (x) immediately prepay Loans in an aggregate amount equal to such excess and (y) to the extent necessary after TCCI has made all prepayments required pursuant to clause (x), cash collateralize the outstanding Bankers’ Acceptances, Drafts and BA Equivalent Notes in accordance with Section 2.15(n) in an aggregate amount sufficient to eliminate such excess and (vi) if for any reason the Total Outstandings applicable to TFA at any time exceed the Aggregate Tranche C Commitments then in effect, TFA shall immediately prepay Loans in an aggregate amount equal to such excess.

(c)       Any Borrower may, upon notice to the applicable Swing Line Agent (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans made to it in whole or in part without premium or penalty; provided that (i) such notice must be received by the applicable Swing Line Agent and the Administrative Agent not later than 10:00 a.m. (London time) in the case of any Swing Line Loans funded in Europe, 10:00 a.m. (Pacific time) in the case of any Swing Line Loans funded in the United States, 9:00 a.m. (Pacific time) in the case of any Swing Line Loans funded in Canada or 10:00 a.m. (Sydney time) in the case of any Swing Line Loans funded in Australia on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of US$1,000,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the applicable Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(d)       If the Administrative Agent notifies the Borrowers that the aggregate of a Lender’s Tranche A Loans, Tranche B Loans and Tranche C Loans plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans exceeds such Lender’s Commitment Cap, then within two Business Days after receipt of such notice, the Borrowers shall prepay Loans in an aggregate amount sufficient to reduce the aggregate of such Lender’s Tranche A Loans, Tranche B Loans and Tranche C Loans plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans to an amount not to exceed 100% of such Lender’s Commitment Cap then in effect.

Section 2.5 Termination or Reduction of Commitments. (a) The Tranche A Borrowers may, upon notice to the Administrative Agent, terminate or from time to time permanently reduce the Aggregate Tranche A Commitments; TCCI may, upon notice to the Canadian Sub-Agent and the Administrative Agent, terminate the Aggregate Tranche B Commitments, or from time to time permanently reduce the Aggregate Tranche B Commitments; and TFA may, upon notice to the Australian Sub-Agent and the Administrative Agent, terminate the Aggregate

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Tranche C Commitments, or from time to time permanently reduce the Aggregate Tranche C Commitments; provided that (i) any such notice shall be received by the Applicable Agent not later than 10:00 a.m. (Pacific time), on the Business Day immediately prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of US$25,000,000 or any whole multiple of US$5,000,000 in excess thereof, (iii) such Borrower shall not terminate or reduce such Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings applicable to such Borrower would exceed the Aggregate Commitments applicable to such Borrower, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Swing Line Sublimit or the Australian Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the applicable Commitment of each appropriate Lender according to its Pro Rata Share. All facility fees accrued for the account of the applicable Borrower until the effective date of any termination of the applicable Aggregate Commitments shall be paid on the effective date of such termination.

(b)       Non-Ratable Reduction. The Tranche A Borrowers, TCCI or TFA shall have the right, at any time, upon at least three Business Days’ notice to a Defaulting Lender (with a copy to the Administrative Agent), to terminate in whole such Defaulting Lender’s Tranche A Commitments, Tranche B Commitments or Tranche C Commitments, respectively. Such termination shall be effective, (x) with respect to such Defaulting Lender’s unused Tranche A Commitments, Tranche B Commitments or Tranche C Commitments, as applicable, on the date set forth in such notice, provided, however, that such date shall be no earlier than three Business Days after receipt of such notice and (y) with respect to each Tranche A Loan, Tranche B Loan or Tranche C Loan outstanding to such Defaulting Lender, if such Loan is a Base Rate Loan or Canadian Prime Rate Loan, on the date set forth in such notice and, if such Loan is a Eurocurrency Rate Loan, a Tranche C Loan, a Money Market LIBOR Loan or a Money Market Absolute Rate Loan, on the last day of the then current Interest Period relating to such Loan. Upon termination of a Lender’s Commitment under this Section 2.5(b), the Tranche A Borrowers, TCCI or TFA, as applicable, will pay or cause to be paid all principal of, and interest accrued to the date of such payment on, Tranche A Loans, Tranche B Loans or Tranche C Loans, as applicable, owing to such Defaulting Lender and pay any accrued facility fee payable to such Defaulting Lender pursuant to the provisions of Section 2.8(a), and all other amounts payable to such Defaulting Lender hereunder (including, but not limited to, any increased costs or other amounts owing under Section 3.4 and any indemnification for Taxes under Section 3.1); and upon such payments, the obligations of such Defaulting Lender hereunder shall, by the provisions hereof, be released and discharged; provided, however, that (i) such Defaulting Lender’s rights under Sections 3.1, 3.4, 9.4 and 9.5, and its obligations under Section 8.7 shall survive such release and discharge as to matters occurring prior to such date; and (ii) no claim that the Tranche A Borrowers, TCCI or TFA may have against such Defaulting Lender arising out of such Defaulting Lender’s default hereunder shall be released or impaired in any way. Subject to Section 2.14, the aggregate amount of the Commitments of the Lenders once reduced pursuant to this Section 2.5(b) may not be reinstated; provided further, however, that if pursuant to this Section 2.5(b), the Tranche A Borrowers, TCCI or TFA, as applicable, pay or cause to be

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paid to a Defaulting Lender any principal of, or interest accrued on, the Tranche A Loans. Tranche B Loans or Tranche C Loans owing to such Defaulting Lender, then the Tranche A Borrowers, TCCI or TFA, as applicable, shall pay or cause to be paid a ratable payment of principal and interest to all Tranche A Lenders, Tranche B Lenders or Tranche C Lenders, as applicable, who are not Defaulting Lenders.

Section 2.6 Repayment of Loans.

(a)       Each Borrower shall repay to the Applicable Agent for the account of the Lenders on the Maturity Date applicable to such Borrower the aggregate principal amount of Loans made to it and outstanding on such date.

(b)       Each Borrower shall repay each Money Market Loan made to it on the earlier to occur of (i) the last day of the Interest Period therefor and (ii) the Revolving Maturity Date applicable to such Borrower.

(c)       Each Borrower shall repay each Swing Line Loan made to it on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Revolving Maturity Date applicable to such Borrower.

Section 2.7 Interest.

(a)       Subject to the provisions of subsection (b) below, (i) subject to Section 3.2, each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate (as determined on the applicable Spread Determination Date); (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate (as determined on the applicable Spread Determination Date); (iii) each Canadian Prime Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian Prime Rate plus the Applicable Rate (as determined on the applicable Spread Determination Date); (iv) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Swing Line Rate; (v) subject to Section 3.2, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof for the Interest Period applicable thereto at a rate per annum equal to the sum of the Eurocurrency Rate for such Interest Period plus or minus the Money Market Margin quoted by the Lender making such Loan; (vi) each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof for the Interest Period applicable thereto at a rate per annum equal to the Money Market Absolute Rate quoted by the Lender making such Loan; and (vii) each Tranche C Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Bank Bill Rate for such Interest Period plus the Applicable Rate (as determined on the applicable Spread Determination Date).

(b)       If any amount payable by any Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate

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per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable on demand.

(c)       Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Section 2.8 Fees.

(a)       Facility Fee. TMCC, for the account of the Borrowers, shall pay or cause to be paid to the Administrative Agent for the account of each Applicable Tranche Lender in accordance with its Pro Rata Share, a facility fee in US Dollars equal to the Applicable Percentage times the actual daily amount of the Aggregate Commitments of such Applicable Tranche Lenders, regardless of usage (or, if the Aggregate Commitments of such Applicable Tranche Lenders have terminated, on the Outstanding Amount of all Loans and Swing Line Loans of such Applicable Tranche Lender made to the applicable Borrower(s)), which fee shall accrue at all times during the Tranche A Availability Period, the Tranche B Availability Period, or the Tranche C Availability Period, as applicable (and thereafter so long as any Loans or Swing Line Loans of such Applicable Tranche Lenders made to any Applicable Borrower remain outstanding, other than Loans converted to Term Loans pursuant to Section 2.13(c)), including at any time during which one or more of the conditions in Article IV is not met, but shall terminate upon termination of the applicable availability period or upon conversion of the applicable Loans to Term Loans pursuant to Section 2.13(c); provided that no such fee shall be paid on the unused Tranche A Commitments, unused Tranche B Commitments or unused Tranche C Commitments of any Applicable Tranche Lender that is a Defaulting Lender. Facility fees shall be calculated quarterly in arrears, and are due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date (and, if applicable, thereafter on demand). Notwithstanding the above, the facility fees payable to each Lender shall be calculated with respect to such Lender’s Commitment Cap, such that in no event shall the aggregate amount of the facility fees paid to any Lender pursuant to this Section 2.8(a) exceed the facility fees that would have been payable to such Lender if the aggregate amount of such Lender’s Commitments were equal to the amount of its Commitment Cap.

(b)       Other Fees. The Borrowers shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letters, if any. Any such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

Section 2.9 Computation of Interest and Fees. All computations (a) of interest for Base Rate Loans when the Base Rate is determined by BNP Paribas’s United States “prime rate”, (b) of interest for Canadian Prime Rate Loans and (c) of interest for Tranche C Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of Drawing Fees shall be made on the basis of a year of 365 or 366 days, as

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applicable, and the term to maturity of the applicable Draft. All computations of a Drawing Purchase Price shall be made on the basis of a year of 365 days, and the term to maturity of the applicable Draft. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Committed Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one day.

Section 2.10 Evidence of Debt. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to each Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of any Borrower under the Loan Documents to pay any amount owing with respect to the Obligations of such Borrower. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, each Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

Section 2.11 Payments Generally.

(a)       All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency or Australian Dollars, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s (or in the case of Tranche B Lenders, the Canadian Sub-Agent’s) Office in US Dollars and in Same Day Funds not later than 2:00 p.m. (or in the case of the Tranche B Lenders, not later than 12:00 p.m.) on the dates specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent (or in the case of TCCI, the Canadian Sub-Agent), for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office or Canadian Sub-Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Except as otherwise expressly provided herein, all payments by TFA hereunder with respect to principal and interest on Tranche C Loans shall be made to the Australian Sub-Agent for the account of the respective Lenders to which such payment is owed, through the applicable

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Australian Sub-Agent’s Office in Australian Dollars and in Same Day Funds not later than the Applicable Time specified by the Australian Sub-Agent on the dates specified herein. Except as otherwise expressly provided herein, all payments by (i) the Tranche A Borrowers shall be made to the Administrative Agent, (ii) TCCI shall be made to the Canadian Sub-Agent and (iii) TFA shall be made to the Australian Sub-Agent, for the account of the respective Lenders to which such payment is owed. Without limiting the generality of the foregoing, the Administrative Agent may require that (x) any payment by any Borrower due under this Agreement, other than any payment to be made in respect of the Tranche B Facility or the Tranche C Facility, be made in the United States, (y) any payments to be made by TCCI in respect of the Tranche B Facility be made in Canada and (z) any payment to be made by TFA in respect of the Tranche C Facility be made through the applicable Australian Sub-Agent’s Office. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency or Australian Dollars, such Borrower shall make such payment in US Dollars in the Dollar Equivalent of such currency payment amount. The Applicable Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent (i) after 2:00 p.m., in the case of payments in US Dollars, or (ii) after the Applicable Time specified by the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent in the case of payments in an Alternative Currency or Australian Dollars, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b)       If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. Whenever any payment hereunder in respect of Bankers’ Acceptances, Drafts or BA Equivalent Notes shall be stated to be due on a day other than a Canadian Business Day such payment shall be made on the next succeeding Canadian Business Day.

(c)       Unless a Borrower or any Lender has notified the Applicable Agent prior to the time any payment is required to be made by it to the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent hereunder, that such Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent may assume that such Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent in Same Day Funds, then:

(i)       if a Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Applicable Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent to such Lender to the date such amount is repaid to the Administrative Agent, the Canadian Sub-

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Agent or the Australian Sub-Agent in Same Day Funds at the Overnight Rate from time to time in effect; and

(ii)       if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Applicable Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent to the applicable Borrower to the date such amount is recovered by the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent (the “Compensation Period”) at a rate per annum equal to the Overnight Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s, the Canadian Sub-Agent’s or the Australian Sub-Agent’s demand therefor, the Administrative Agent or the Canadian Sub-Agent may make a demand therefor upon the applicable Borrower, and such Borrower shall pay such amount to the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent, the Canadian Sub-Agent, the Australian Sub-Agent or any Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Applicable Agent to any Lender or any Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

(d)       If any Lender makes available to the Applicable Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent because the conditions to the applicable Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent, the Canadian Sub-Agent or the Australian Sub-Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest, on the succeeding Business Day.

(e)       The obligations of the Lenders hereunder to make Committed Loans and to fund participations in Swing Line Loans are several and not joint. The failure of any Lender to make any Committed Loan or to fund participations in Swing Line Loans on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan or to fund participations in Swing Line Loans.

(f)       Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

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(g)       For the purposes of the Interest Act (Canada) and disclosure under such act, whenever any interest or fees to be paid by TCCI under this Agreement is to be calculated on the basis of a period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the number of days in the calendar year in which the same is to be ascertained and divided by the actual number of days in such period of time.

(h)       Notwithstanding any provision of this Agreement, in no event shall the aggregate “interest” (as defined in section 347 of the Criminal Code (Canada)) payable by TCCI under this Agreement exceed the effective annual rate of interest on the “credit advanced” (as defined in that section) under this Agreement lawfully permitted by that section and, if any payment, collection or demand pursuant to this Agreement in respect of “interest” (as defined in that section) payable by TCCI is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of TCCI, the Administrative Agent and the Lenders and the amount of such payment or collection shall be refunded to TCCI. For the purposes of this Agreement, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the relevant term and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent will be prima facie evidence of such rate.

Section 2.12 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Committed Loans made by it to a Borrower, or the participations in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Committed Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Applicable Agent of such fact, and (b) purchase from the other Lenders (other than any Defaulting Lenders) such participations in the Committed Loans and subparticipations in Swing Line Loans and Swing Line Loans made by them to such Borrower as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Committed Loans and Swing Line Loans pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 9.6 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. Each Borrower agrees that any Lender so purchasing a participation or subparticipation from another Lender may, to the fullest extent permitted by Law, exercise all of its rights of payment (including any right of set-off, but subject to Section 9.9) with respect to such participation or subparticipation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation or subparticipation. The Applicable Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations or subparticipation purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a

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participation or subparticipation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

Section 2.13 Renewal of Revolving Maturity Date; Conversion to Term Loans.

(a)       Not earlier than 60 days prior to, nor later than 30 days prior to, any anniversary of the Closing Date, the Borrowers may, upon notice to the Administrative Agent (which shall promptly notify the appropriate Lenders), request a renewal of the Revolving Maturity Date applicable to such Borrower then in effect for a period of up to 364 days. Within 20 days of delivery of such notice, each appropriate Lender shall notify the Administrative Agent whether or not it consents to such renewal (which consent may be given or withheld in such Lender’s sole and absolute discretion). Any Lender not responding within the above time period shall be deemed not to have consented to such renewal. The Administrative Agent shall notify the applicable Borrower and the appropriate Lenders of the Lenders’ responses not less than 24 days after receipt of notice of such renewal request. If any Lender declines, or is deemed to have declined, to consent to such renewal, the applicable Borrower may, at its own expense, cause any such Lender to be replaced as a Lender pursuant to Section 9.17. The applicable Borrower shall be deemed to have withdrawn any request to renew the Revolving Maturity Date applicable to such Borrower if it delivers or is required to deliver a notice of election to convert the Loans to Term Loans pursuant to Section 2.13(c).

(b)       The Revolving Maturity Date applicable to a Borrower shall be renewed only if all appropriate Lenders committed to lend to such Borrower (after giving effect to any replacements of Lenders permitted herein) (the “Consenting Lenders”) have consented thereto. If so renewed, the Revolving Maturity Date applicable to such Borrower, as to the Consenting Lenders, shall be renewed to a requested date up to 364 days from the Revolving Maturity Date applicable to such Borrower then in effect, effective as of the Revolving Maturity Date applicable to such Borrower then in effect (such existing Revolving Maturity Date being the “Revolving Renewal Effective Date”). The Administrative Agent and the applicable Borrower shall promptly confirm to the Lenders such renewal and the Revolving Renewal Effective Date. As a condition precedent to such renewal, the applicable Borrower shall deliver to the Administrative Agent a certificate of such Borrower dated as of the Revolving Renewal Effective Date (in sufficient copies for each appropriate Lender) signed by a Responsible Officer of such Borrower (i) certifying and attaching the resolutions adopted by such Borrower approving or consenting to such renewal and (ii) certifying that, before and after giving effect to such renewal, (A) the representations and warranties of such Borrower contained in Article V and the other Loan Documents are true and correct on and as of the Revolving Renewal Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.13, the representations and warranties contained in subsections (a) and (b) of Section 5.4 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.1, and (B) no Default with respect to such Borrower exists. The applicable Borrower shall prepay any Committed Loans outstanding on the Revolving Renewal Effective Date (and pay any additional amounts required pursuant to Section

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3.5) to the extent necessary to keep outstanding Committed Loans ratable with any revised and new Pro Rata Shares of all the Lenders.

(c)       Term Loan Conversion. Not later than seven Business Days prior to the Revolving Maturity Date applicable to a Borrower, such Borrower may, upon notice to the Administrative Agent (which shall promptly notify the appropriate Lenders), elect to convert any outstanding Committed Loans made to such Borrower into term Loans payable on the date (the “Term Maturity Date”) selected by such Borrower, but in no event later than one year from the Revolving Maturity Date applicable to such Borrower. Concurrently with delivering any Request for Loans relating to Eurocurrency Rate Loans with an Interest Period ending after the Revolving Maturity Date applicable to such Borrower, such Borrower shall deliver a notice to the Administrative Agent that it elects to convert the Loans into term Loans in accordance with the preceding sentence. If a Borrower so elects to convert the Loans made to it to term Loans, subject to the satisfaction of the conditions precedent contained in this Section 2.13(c), the Maturity Date applicable to such Borrower shall automatically be extended to the Term Maturity Date effective as of the Revolving Maturity Date applicable to such Borrower then in effect (such existing Revolving Maturity Date being the “Term Extension Effective Date”), and, on and after the Term Extension Effective Date, the Loans made to such Borrower shall be term Loans that (i) may not be reborrowed once repaid, (ii) in the case of loans denominated in US Dollars, may be converted from Base Rate Loans to Eurocurrency Rate Loans and from Eurocurrency Rate Loans to Base Rate Loans and, in the case of Loans denominated in Canadian Dollars, may be continued as Canadian Prime Rate Loans, Bankers’ Acceptances, Drafts or BA Equivalent Notes as provided therein, (iii) bear interest on the outstanding principal amount thereof in accordance with Section 2.7 and (iv) are payable in full on the Term Maturity Date applicable to such Borrower. The Administrative Agent and the applicable Borrower shall promptly confirm to the appropriate Lenders such extension and the Term Extension Effective Date. As conditions precedent to such extension, (A) the Applicable Borrower shall pay to the Administrative Agent the Term Loan Conversion Fee, (B) the applicable Borrower shall deliver to the Administrative Agent a certificate of such Borrower dated as of the Term Extension Effective Date (in sufficient copies for each appropriate Lender) signed by a Responsible Officer of such Borrower certifying that no Default applicable to such Borrower exists, and (C) as of the Term Extension Effective Date, any outstanding Money Market Loans made to such Borrower shall have been prepaid, to the extent permitted by Section 2.4(a), or repaid in accordance with this Agreement, and if such prepayment or repayment is to be made in whole or in part from Committed Loans, such Committed Loans shall have been made at least one Business Day prior to the Term Extension Effective Date.

(d) Any election by a Tranche A Borrower made pursuant to Section 2.13(b) in relation to the Tranche A Loans made to such Tranche A Borrower shall be immediately binding on all other Tranche A Borrowers, without further action or notice by the Administrative Agent.

(e)       This Section shall supersede any provisions in Section 2.12 or Section 9.1 to the contrary.

Section 2.14 Increase in Commitments.

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(a)       Provided there exists no Default applicable to any Tranche A Borrower, upon notice by TMCC to the Administrative Agent (which shall promptly notify the appropriate Lenders), TMCC may from time to time, request an increase in the Aggregate Commitments applicable to all Tranche A Borrowers to an amount (for all such requests) not exceeding US$5,660,000,000. At the time of sending such notice, TMCC (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than 10 Business Days from the date of delivery of such notice to the appropriate Lenders). Each appropriate Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any appropriate Lender not responding within such time period shall be deemed to have declined to increase its Commitment. The Administrative Agent shall notify all of the Tranche A Borrowers and each appropriate Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, TMCC may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel; provided that the minimum commitment of each such Eligible Assignee is not less than US$10,000,000. The consent of the Lenders is not required to increase the amount of the Aggregate Tranche A Commitments pursuant to this Section, except that each appropriate Lender shall have the right to consent to an increase in the amount of its Commitment as set forth in this Section 2.14(a). If the Lenders and Eligible Assignees do not agree to increase the applicable Aggregate Tranche A Commitments by the amount requested by TMCC pursuant to this Section 2.14(a), TMCC may (i) withdraw its request for an increase in its entirety or (ii) accept, in whole or in part, the increases that have been offered.

(b)       If the applicable Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and TMCC shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify TMCC and the appropriate Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, each Tranche A Borrower shall deliver to the Administrative Agent a certificate of such Tranche A Borrower dated as of the Increase Effective Date (in sufficient copies for each appropriate Lender) signed by a Responsible Officer of such Tranche A Borrower certifying that no Default applicable to such Tranche A Borrower exists. The Tranche A Borrowers shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.5) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the Commitments under this Section.

(c)       This Section shall supersede any provisions in Sections 2.12 or 9.1 to the contrary.

Section 2.15 Drawings of Bankers’ Acceptances, Drafts and BA Equivalent Notes.

(a)       Request for Drawing. Each Drawing shall be made on notice, given not later than 11:00 a.m. (Montreal time) on a Canadian Business Day at least two Canadian Business Days

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prior to the date of the proposed Drawing, by TCCI to the Canadian Sub-Agent, which shall give each Tranche B Lender prompt notice thereof by telecopier. Each notice of a Drawing shall be in writing (including by telecopier), in substantially the form of Exhibit A-1 hereto, specifying therein the requested (i) date of such Drawing (which shall be a Canadian Business Day), (ii) aggregate Face Amount of such Drawing and (iii) initial BA Maturity Date for each Bankers’ Acceptance and Draft comprising part of such Drawing; provided, however, that, if the Canadian Sub-Agent determines in good faith (which determination shall be conclusive and binding upon TCCI) that the Drafts to be accepted and purchased (or purchased, as the case may be) as part of any Drawing cannot, due solely to the requested aggregate Face Amount thereof, be accepted and/or purchased ratably by the Tranche B Lenders in accordance with Section 2.1(b), then the aggregate Face Amount of such Bankers’ Acceptances to be created and purchased and Drafts to be purchased shall be reduced to such lesser amount as the Canadian Sub-Agent determines will permit such Drafts comprising part of such Drawing to be so accepted and purchased (or to be purchased, as the case may be). The Canadian Sub-Agent agrees that it will, as promptly as practicable, notify TCCI of the unavailability of Bankers’ Acceptances. Each Draft in connection with any requested Drawing (A) shall be in a minimum amount of CDN$5,000,000 or an integral multiple of CDN$1,000,000 in excess thereof, and (B) shall be dated the date of the proposed Drawing. Each Tranche B Lender shall, before 1:00 P.M. (Montreal time) on the date of each Drawing, (i) complete one or more Drafts in accordance with the related Committed Loan Notice, accept such Drafts and purchase the Bankers’ Acceptances created thereby for the Drawing Purchase Price; or (ii) complete one or more Drafts in accordance with the Committed Loan Notice and purchase such Drafts for the Drawing Purchase Price and shall, before 1:00 P.M. (Montreal time) on such date, make available for the account of its applicable Lending Office to the Canadian Sub-Agent at its Canadian Sub-Agent’s Office, in same day funds, the Drawing Purchase Price payable by such Tranche B Lender for such Drafts less the Drawing Fee payable to such Tranche B Lender with respect thereto under Section 2.15(b). Upon the fulfillment of the applicable conditions set forth in Section 4.2, the Canadian Sub-Agent will make the funds it has received from the Tranche B Lenders available to TCCI by wire transfer in accordance with instructions provided to (and reasonably acceptable to) the Canadian Sub-Agent by the Canadian Borrower.

(b)       Drawing Fees. TCCI shall, on the date of each Drawing and on the date of each renewal of any outstanding Bankers’ Acceptances or BA Equivalent Notes, pay to the Canadian Sub-Agent, in Canadian Dollars, for the ratable account of the Tranche B Lenders accepting Drafts and purchasing Bankers’ Acceptances or purchasing Drafts which have not been accepted by any Tranche B Lender, the Drawing Fee with respect to such Drafts. TCCI irrevocably authorizes each such Tranche B Lender to deduct the Drawing Fee payable with respect to each Draft of such Tranche B Lender from the Drawing Purchase Price payable by such Tranche B Lender in respect of such Draft in accordance with this Section 2.15 and to apply such amount so withheld to the payment of such Drawing Fee for the account of TCCI and, to the extent such Drawing Fee is so withheld and legally permitted to be so applied, TCCI’s obligations under the preceding sentence in respect of such Drawing Fee shall be satisfied.

(c)        Limitations on Drawings. Anything in Section 2.15(a) to the contrary notwithstanding, TCCI may not select a Drawing if the obligation of the Tranche B Lenders to

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purchase and accept Bankers’ Acceptances shall then be suspended pursuant to Section 2.15(e) or 3.2(b).

(d)       Binding Effect of Committed Loan Notices. Each Committed Loan Notice for a Drawing shall be irrevocable and binding on TCCI. In the case of any proposed Drawing, TCCI shall indemnify each Tranche B Lender (absent any gross negligence by the Tranche B Lender) against any loss, cost or expense incurred by such Tranche B Lender as a result of any failure to fulfill on or before the date specified in the Committed Loan Notice for such Drawing the applicable conditions set forth in Section 4.2, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Tranche B Lender to fund the Drawing Purchase Price to be paid by such Tranche B Lender for Drafts when, as a result of such failure, such Drafts are not issued on such date (but, in any event, excluding any loss of profit and the Drawing Fee applicable to such Drafts).

(e)       Circumstances Making Bankers’ Acceptances Unavailable. If the Canadian Sub-Agent in good faith determines that for any reason a market for Bankers’ Acceptances does not exist at any time or the Tranche B Lenders cannot for other reasons, after reasonable efforts, readily sell Bankers’ Acceptances or perform their other obligations under this Agreement with respect to Bankers’ Acceptances, the Canadian Sub-Agent will promptly so notify TCCI and each Tranche B Lender. Thereafter, TCCI’s right to request the acceptance and/or purchase of Drafts shall be and remain suspended until the Canadian Sub-Agent determines and notifies TCCI and each Tranche B Lender that the condition causing such determination no longer exists.

(f)       Presigned Draft Forms. To enable the Tranche B Lenders to create Bankers’ Acceptances or purchase Drafts, as the case may be, in accordance with Section 2.1(b) and this Section 2.15, TCCI hereby appoints each Tranche B Lender as its attorney to sign and endorse on its behalf (for the purpose of acceptance and/or purchase of Drafts pursuant to this Agreement), in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Tranche B Lender, blank forms of Drafts. In this respect, it is each Tranche B Lender’s responsibility to maintain an adequate supply of blank forms of Drafts for acceptance under this Agreement. TCCI recognizes and agrees that all Drafts signed and/or endorsed on its behalf by a Tranche B Lender shall bind TCCI as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of TCCI. Each Tranche B Lender is hereby authorized (for the purpose of acceptance and/or purchase of Drafts pursuant to this Agreement) to complete and issue such Drafts endorsed in blank in such face amounts as may be determined by such Tranche B Lender; provided that the aggregate amount thereof is equal to the aggregate amount of Drafts required to be purchased by such Tranche B Lender. On request by TCCI, a Tranche B Lender shall cancel all forms of Drafts which have been pre-signed or pre-endorsed by or on behalf of TCCI and which are held by such Tranche B Lender and have not yet been issued in accordance herewith. Each Tranche B Lender further agrees to retain such records in the manner and/or the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such Tranche B Lender. Each Tranche B Lender shall maintain a record with respect to Drafts held by it in blank hereunder, voided by it for any reason, accepted and purchased by it hereunder, and cancelled at their respective maturities. Each Tranche B Lender agrees to provide such records to TCCI at TCCI’s expense upon request.

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Drafts shall be signed by a duly authorized officer or officers of TCCI or by its attorneys, including its attorneys appointed pursuant to this Section 2.15(f). Notwithstanding that any person whose signature appears on any Drafts as a signatory for TCCI may no longer be an authorized signatory for TCCI at the date of issuance of any Drafts, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance, and any such Drafts so signed shall be binding on TCCI.

(g)       Distribution of Bankers’ Acceptances. Bankers’ Acceptances and Drafts purchased by a Tranche B Lender in accordance with the terms of Section 2.1(b) and this Section 2.15 may, in such Tranche B Lender’s sole discretion, be held by such Tranche B Lender for its own account until the applicable BA Maturity Date or sold, rediscounted or otherwise disposed of by it at any time prior thereto in any relevant market therefor.

(h)       Failure to Fund in Respect of Drawings. The failure of any Tranche B Lender to fund the Drawing Purchase Price to be funded by it as part of any Drawing shall not relieve any other Tranche B Lender of its obligation hereunder to fund its Drawing Purchase Price on the date of such Drawing, but no Tranche B Lender shall be responsible for the failure of any other Tranche B Lender to fund the Drawing Purchase Price to be funded or made, as the case may be by such other Tranche B Lender on the date of any Drawing.

(i)       Issue of BA Equivalent Notes. TCCI shall, at the request of a Tranche B Lender, issue one or more non-interest bearing promissory notes (each a “BA Equivalent Note”) payable on the date of maturity of the unaccepted Draft referred to below, in such form as such Tranche B Lender may specify, in a principal amount equal to the Face Amount of, and in exchange for, any unaccepted Drafts which such Tranche B Lender has purchased or has arranged to have purchased in accordance with Section 2.1(b). TCCI and each Tranche B Lender hereby acknowledge and agree that from time to time certain Tranche B Lenders may elect not to receive any BA Equivalent Note, and TCCI and each applicable Tranche B Lender agrees that with respect to any such Tranche B Lender, in lieu of receiving BA Equivalent Notes, the applicable Tranche B Loan may be evidenced by a loan account which such Tranche B Lender shall maintain in its name, and in such event such loan account shall be entitled to all the benefits of BA Equivalent Notes.

(j)       Payment, Conversion or Renewal of Bankers’ Acceptances. Upon the maturity of a Bankers’ Acceptance, Draft or BA Equivalent Note, TCCI may (i) elect to issue a replacement Bankers’ Acceptance, Draft or BA Equivalent Note by giving a Committed Loan Notice in accordance with Section 2.15(a), (ii) elect to have all or a portion of the Face Amount of such Bankers’ Acceptance, Draft or BA Equivalent Note converted to a Canadian Prime Rate Loan, by giving a Notice of Borrowing in accordance with Section 2.2, or (iii) pay, on or before 10:00 a.m. (Montreal time) on the maturity date for such Bankers’ Acceptance, Draft or BA Equivalent Note, an amount in Canadian Dollars equal to the Face Amount of such Bankers’ Acceptance, Draft or BA Equivalent Note (notwithstanding that a Tranche B Lender may be the holder thereof at maturity). Any such payment shall satisfy TCCI’s obligations under the Bankers’ Acceptance, Draft or BA Equivalent Note to which it relates and the relevant Lender shall thereafter be solely responsible for the payment of such Bankers’ Acceptances, Drafts or BA Equivalent Notes. During the existence of an Event of Default with respect to TCCI, no Drawing may be requested, nor may any Bankers' Acceptance, Draft or BA Equivalent Note be

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renewed or continued by TCCI, without the consent of the applicable Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Bankers' Acceptances, Drafts and BA Equivalent Notes be prepaid by TCCI on the last day of the then current BA Maturity Date with respect thereto.

(k)       Automatic Conversion. If TCCI fails to pay any Bankers’ Acceptance, Draft or BA Equivalent Note when due, or to issue a replacement Bankers’ Acceptance, Draft or BA Equivalent Note in the Face Amount of such Bankers’ Acceptance, Draft or BA Equivalent Note pursuant to Section 2.15 (j), the unpaid amount due and payable in respect thereof shall be converted, as of such date, and without any necessity for TCCI to give a Notice of Borrowing in accordance with Section 2.2, to a Canadian Prime Rate Loan made by the Tranche B Lenders ratably under this Agreement and shall bear interest calculated and payable as provided in Section 2.7.

(l)       Payment of Bankers Acceptances on Default. In the event that the maturity of outstanding Bankers’ Acceptances, Drafts and BA Equivalent Notes is accelerated pursuant to Section 7.1, TCCI shall pay to the Canadian Sub-Agent in Canadian Dollars in same-day funds the aggregate principal amount of all such Bankers’ Acceptances, Drafts and BA Equivalent Notes in satisfaction of its obligations in respect thereof.

(m)       Inconsistencies. In the event of any inconsistency between the provisions of this Section 2.15 and any other provision of Article II with respect to Bankers’ Acceptances or BA Equivalent Notes, the provisions of this Section 2.15 shall prevail.

(n)       Cash Collateralization. Subject to Section 2.15(l), (i) an amount equal to the aggregate Face Amount of all Bankers’ Acceptances, Drafts and BA Equivalent Notes which are subject to any voluntary or mandatory prepayment by TCCI shall be deposited by TCCI with the Canadian Sub-Agent, in Canadian Dollars, until the BA Maturity Date of each such Bankers’ Acceptance, Drafts and BA Equivalent Note and (ii) upon the BA Maturity Date of any Bankers’ Acceptance, Draft or BA Equivalent Note in respect of which any such deposit has been made, the Canadian Sub-Agent shall be, and hereby is, authorized (without notice to or any further action by TCCI) to apply such amount (or the applicable portion thereof) to the payment of such Bankers’ Acceptance, Draft or BA Equivalent Note.

Section 2.16 Swing Line Loans.

(a)       The Swing Line. Subject to the terms and conditions set forth herein each applicable Swing Line Lender severally agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.16 to make loans (each such loan, a “Swing Line Loan”) (x) in US Dollars or any Alternative Currency to the Borrowers other than TFA and (y) in Australian Dollars to TFA, from time to time on any Business Day during the Availability Period applicable to such Borrower in an aggregate amount not to exceed at any time outstanding (i) for each applicable Swing Line Lender, such Swing Line Lender’s applicable Swing Line Commitment, (ii) for all Swing Line Loans made to the Borrowers other than TFA, the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the ratable share of the Outstanding Amount of Committed Loans and Money Market Loans of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitments or

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(iii) for all Swing Line Loans made to TFA, the amount of the Australian Swing Line Sublimit; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings in respect of the Tranche A Borrowers, TCCI or TFA, respectively, shall not exceed the applicable Aggregate Commitments, (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender under the Tranche A Commitments, Tranche B Commitments or Tranche C Commitments, as applicable, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans to the applicable Borrower(s) shall not exceed such Lender’s Commitment applicable to such Borrower(s), (iii) the aggregate Outstanding Amount of Committed Loans of any Lender under the Tranche A Facility, the Tranche B Facility and the Tranche C Facility, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans, plus, in the case of a Swing Line Lender with a Swing Line Commitment in Australian Dollars and without duplication, such Lender’s Swing Line Loans made to TFA shall not exceed such Lender’s Commitment Cap, and (iv) if after giving effect to any Swing Line Loan the Unused Tranche A Commitment would be less than or equal to the Dollar Equivalent of EUR 300,000,000 (as determined by the Administrative Agent), then, only to the extent TKG has not borrowed EUR 300,000,000 as of the date such Loan is to be made, such Swing Line Loan shall not be made without the consent of TKG (which consent may be waived only by TKG) and provided, further, that the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Each Swing Line Borrowing shall consist of borrowings made from the several applicable Swing Line Lenders ratably to their respective applicable Swing Line Commitments. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.16, prepay under Section 2.4, and reborrow under this Section 2.16. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s ratable share times the amount of such Swing Line Loan.

(b)       Borrowing Procedures. Each Swing Line Borrowing shall be made upon the applicable Borrower’s irrevocable notice to the applicable Swing Line Agent and the Administrative Agent, which (x) in the case of Swing Line Loans requested by notice to the Administrative Agent, may be given by telephone and (y) in the case of Swing Line Loans requested by notice to a Swing Line Agent, may not be given by telephone, but may be given by electronic delivery, confirmed promptly by delivery to the applicable Swing Line Agent and the Administrative Agent of an original Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Each such notice must be received by the applicable Swing Line Agent and the Administrative Agent not later than 10:00 a.m. (London time) in the case of any Swing Line Loans to be funded in Europe, 10:00 a.m. (Pacific time) in the case of any Swing Line Loans to be funded in the United States, 9:00 a.m. (Pacific time) in the case of any Swing Line Loans to be funded in Canada or 9:00 a.m. (Sydney time) in the case of any Swing Line Loans to be funded in Australia on the requested borrowing date, and shall specify (i) the amount and currency to be borrowed, which shall be a minimum of US$1,000,000, (or CDN$500,000 where the Swing Line Borrowing is requested by TCCI or A$500,000 where the Swing Line Borrowing is requested by TFA) (provided that, in the case of TMFNL, such amount shall not be less than the Dollar Equivalent of EUR 100,000 or any other amount (or meeting any other criterion) as at any time ensures that it does not qualify as attracting funds from the “public” under or pursuant to the Netherlands Financial Supervision

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Act (wet op het financieel toezicht)), (ii) the requested borrowing date, which shall be a Business Day and (iii) the Interest Period applicable to such Swing Line Borrowing. Each such telephonic notice must be confirmed promptly by delivery to the applicable Swing Line Agent and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Promptly after receipt by the applicable Swing Line Agent of any telephonic Swing Line Loan Notice, such Swing Line Agent will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, such Swing Line Agent will notify the Administrative Agent (by telephone or in writing) of the contents thereof, and will notify each Swing Line Lender (by telephone or in writing) of the contents thereof. Unless the applicable Swing Line Agent has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. (London time, in the case of any Swing Line Loan to be funded in Europe, New York City time, in the case of any Swing Line Loan to be funded in North America or Sydney time, in the case of any Swing Line Loan to be funded in Australia) on the date of the proposed Swing Line Borrowing (A) directing each Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.16(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, each applicable Swing Line Lender will, not later than 3:00 p.m. (London time, in the case of any Swing Line Loan to be funded in Europe, Pacific time, in the case of any Swing Line Loan to be funded in the United States, Montreal time, in the case of any Swing Line Loan to be funded in Canada or Sydney time, in the case of any Swing Line Loan to be funded in Australia) on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the applicable Borrower at its office by crediting the account of such Borrower on the books of the applicable Swing Line Agent in Same Day Funds or as otherwise directed by such Borrower.

(c)       Refinancing of Swing Line Loans.

(i)       The Swing Line Lenders at any time in their respective sole and absolute discretion may direct the applicable Swing Line Agent to request, on behalf of the applicable Borrower (and each Borrower hereby irrevocably authorizes each Swing Line Agent to so request on its behalf), that each Lender make a Base Rate Committed Loan for the account of such Borrower in an amount equal to such Lender’s ratable share of (A) the amount of Swing Line Loans made to such Borrower and then outstanding, in the case of Swing Line Loans denominated in US Dollars, or (B) the Dollar Equivalent of the amount of Swing Line Loans made to such Borrower and then outstanding, in the case of Swing Line Loans denominated in any Alternative Currency or Australian Dollars. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.2, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.2. The applicable Swing Line Agent shall furnish the applicable Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Applicable Agent. Each Lender shall make an amount equal to its ratable share of the amount specified in

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such Committed Loan Notice available to the Applicable Agent in Same Day Funds for the account of the applicable Swing Line Lenders at the Administrative Agent’s Office, the Canadian Sub-Agent’s Office or the Australian Sub-Agent’s Office, as applicable, for US Dollar-denominated payments not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.16(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the applicable Borrower in such amount. The Applicable Agent shall remit the funds so received to the Swing Line Lenders.

(ii)       If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.16(c)(i), the request for Base Rate Committed Loans submitted by the applicable Swing Line Agent as set forth herein shall be deemed to be a request by such Swing Line Agent that each Lender fund its risk participation in the relevant Swing Line Loan and each such Lender’s payment to the Administrative Agent for the account of the Swing Line Lenders pursuant to Section 2.16(c)(i) shall be deemed payment in respect of such participation.

(iii)       If any Lender fails to make available to the Applicable Agent for the account of the Swing Line Lenders any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.16(c) by the time specified in Section 2.16(c)(i), the Swing Line Lenders shall be entitled to recover from such Lender (acting through the Applicable Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lenders at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the applicable Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of a Swing Line Lender submitted to any Lender (through the Applicable Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)       Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.16(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.16(c) is subject to the conditions set forth in Section 4.2. No such funding of risk participations shall relieve or otherwise impair the obligation of any Borrower to repay Swing Line Loans made to it, together with interest as provided herein.

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(d)       Repayment of Participations.

(i)       At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the applicable Swing Line Lender receives any payment on account of such Swing Line Loan, such Swing Line Lender will promptly distribute to such Lender its ratable share thereof in the same funds as those received by such Swing Line Lender.

(ii)       If any payment received by a Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 9.6 (including pursuant to any settlement entered into by such Swing Line Lender in its discretion), each Lender shall pay to such Swing Line Lender its ratable share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the applicable Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)       Interest for Account of Swing Line Lenders. The applicable Swing Line Agent shall be responsible for invoicing the applicable Borrower for interest on the Swing Line Loans. Until each Lender funds its Base Rate Committed Loan or risk participation pursuant to this Section 2.16 to refinance such Lender’s ratable share of any Swing Line Loan, interest in respect of such ratable share shall be solely for the account of the respective Swing Line Lenders.

(f)       Payments Directly to Swing Line Lender. Each Borrower shall make all payments of principal and interest in respect of the Swing Line Loans made directly to the applicable Swing Line Agent, for the account of the respective Swing Line Lenders.

Section 2.17 Defaulting Lenders.

(a)        Generally. Anything contained herein to the contrary notwithstanding, (i) to the extent permitted by applicable law, until such time as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero, any prepayment of the Loans shall, if the Tranche A Borrowers, TCCI or TFA, as applicable, so direct at the time of making such prepayment, be applied to the Loans of other Applicable Tranche Lenders as if such Defaulting Lender had no Tranche A Loans, Tranche B Loans or Tranche C Loans, as applicable, outstanding; (ii) such Defaulting Lender’s unused Aggregate Commitments shall be excluded for purposes of calculating the facility fee payable to Lenders pursuant to Section 2.8(a) in respect of any day during any Default Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any facility fee with respect to its unused Commitment(s) pursuant to Section 2.8(a) for any Default Period with respect to such Defaulting Lender; and (iii) the aggregate amount of the Tranche A Loans, Tranche B Loans and Tranche C Loans as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender. No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.17(a), performance by any Borrower or any Lender of its obligations hereunder shall not be excused or

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otherwise modified as a result of any failure by a Defaulting Lender to fund or the operation of this Section 2.17(a). The rights and remedies against a Defaulting Lender under this Section 2.17(a) are in addition to other rights and remedies that the Borrowers, the Administrative Agent or any other Lender may have against such Defaulting Lender with respect to any Defaulted Loan.

(b)       Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.9 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Swing Line Lender hereunder; third, as the Borrower that made such payment may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fourth, if so determined by the Administrative Agent and the applicable Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fifth, to the payment of any amounts owing to the Lenders or the Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender or Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default exists, to the payment of any amounts owing to the applicable Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments under the applicable facility. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.17(b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c)       Defaulting Lender Cure. If the Borrowers, the Administrative Agent and each Swing Line Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Swing Line Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable Tranche, whereupon such Lender will

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cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

Section 3.1 Taxes.

(a)       Subject to the other provisions of this Section 3.1 and Section 9.15, any and all payments by any Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes. If any Borrower shall be required by any Laws to deduct any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.1(a)), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, such Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment.

(b)       In addition, each Borrower agrees to pay to each appropriate Lender Other Taxes incurred by such Lender.

(c)       Each Borrower agrees to indemnify the Administrative Agent and each appropriate Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.1(c)) paid by the Administrative Agent and such Lender and (ii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto. Payment under this Section 3.1(c) shall be made within 15 days after the date the Lender or the Administrative Agent makes a demand therefor.

(d)       In the case of interest payments made by TKG or TLG, this Section 3.1 shall only apply to a Lender who is the legal and beneficial owner of amounts received pursuant to this Agreement and has provided evidence to TKG or TLG: (i) that such Lender is a person (a corporate body or an individual) which is, for taxation purposes, resident outside of the territory of the Federal Republic of Germany, (ii) if such Lender is a partnership, that all direct and indirect partners of that partnership are persons who are, for taxation purposes, resident outside of the territory of the Federal Republic of Germany, and does not hold any amounts received

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pursuant to this Agreement through a permanent establishment or a permanent representative in Germany or (iii) that such Lender qualifies as a credit institution or financial institution within the meaning of the German Banking Act (Kreditwesengesetz).

(e)       TFSUK is not required to pay additional amounts to a Lender (other than a new Lender pursuant to a request by a Borrower under Section 9.17) pursuant to Section 3.1 in respect of any Tax that is required by the United Kingdom to be withheld from a payment of interest on a Loan made to TFSUK if at the time the payment falls due: (i) the relevant Lender is not a UK Qualifying Lender and that Tax would not have been required to be withheld had that Lender been a UK Qualifying Lender unless the reason that that Lender is not a UK Qualifying Lender is a change after the date on which it became a Lender under this Agreement in (or in the interpretation, administration or application of) any law or double taxation agreement or any published practice or published concession of any relevant Governmental Authority; (ii) the relevant Lender is a UK Qualifying Lender solely by virtue of (a)(ii) of the definition of UK Qualifying Lender and (1) an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the UK ITA which relates to the payment and that Lender has received from TFSUK a certified copy of that Direction; and (2) that Tax would not have been required to be withheld had that Direction not been made; (iii) the relevant Lender is a UK Qualifying Lender solely by virtue of (a)(ii) of the definition of UK Qualifying Lender and (1) the relevant Lender has not given a UK Tax Confirmation to TFSUK; and (2) that Tax would not have been required to be withheld had the Lender given a UK Tax Confirmation to TFSUK, on the basis that the UK Tax Confirmation would have enabled TFSUK to have formed a reasonable belief that the payment was an "excepted payment" for the purpose of section 930 of the UK ITA; or (iv) the relevant Lender is a UK Treaty Lender and TFSUK is able to demonstrate that that Tax is required to be withheld as a result of the failure of the relevant Lender to comply with its obligations under Section 9.15(a). Any Lender which is a Lender in respect of a Loan to TFSUK shall promptly notify the Administrative Agent and TFSUK if (i) it is not, or ceases to be, a UK Qualifying Lender, for whatever reason, or (ii) it is a UK Qualifying Non-Bank Lender and there is any change in the position from that set out in the UK Tax Confirmation it has given.

(f)       TFA is not required to pay additional amounts to a Tranche C Lender (other than a new Tranche C Lender pursuant to a request by TFA under Section 9.17) pursuant to this Section 3.1 in respect of any Tax that is required by the Commonwealth of Australia or any political sub-division thereof to be withheld or deducted from a payment of interest on a Loan made to TFA if at the time the payment falls due (i) the relevant Tranche C Lender is an “associate” (as defined in section 128F(9) of the Australian Tax Act) of TFA that is either (a) a non-resident of Australia which does not make the relevant Loan in carrying on a business at or through a permanent establishment in Australia or (b) a resident of Australia that makes the relevant Loan in carrying on a business at or through a permanent establishment outside Australia, (ii) the payment could have been made to the relevant Tranche C Lender without any withholding or deduction in respect of such Tax if, before TFA makes a relevant payment, the relevant Tranche C Lender, or an entity acting on behalf of such Tranche C Lender, provided TFA with any of its name, address, tax file number, (if applicable) an Australian business number, registration number or similar details of any relevant tax exemption, or (iii) the withholding or deduction in respect of such Tax is in respect to any withholding or deduction on

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account of TFA receiving a direction under section 255 of the Australian Tax Act or section 260-5 of Schedule 1 to the Taxation Administration Act 1953 of Australia or any similar law.

(g)       If the Administrative Agent or a Lender shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of, or remission for, Taxes or Other Taxes as to which it has received additional amounts under this Section 3.1, such Administrative Agent or Lender shall promptly notify the applicable Borrower and Agent (as applicable) of the availability of such claim and, to the extent that the Lender or the Administrative Agent (as applicable) determines in good faith that making such claim will not have an adverse effect on its taxes or business operation, shall, within 60 days of receipt of a request by such Borrower, make such claim. If the Administrative Agent or Lender (acting in good faith) determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by such Borrower or with respect to which such Borrower has paid amounts pursuant to this Section 3.1, it shall pay over the amount of such refund to such Borrower, net of all out-of-pocket expenses of the Administrative Agent or such Lender (but amounts hereby recovered by the Borrower shall not exceed the indemnity payments made, or the amounts paid, as applicable, by such Borrower under this Section 3.1) and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit); provided, however, that such Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the Administrative Agent or any Lender be required to pay any amount to the Borrowers pursuant to this paragraph (g) the payment of which would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the Administrative Agent or such Lender would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 3.1(g) shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to any Borrower or any other Person.

(h)        The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

Section 3.2 Illegality.

(a)       If any Lender determines that any Regulatory Change occurring on or after the date of this Agreement has made it unlawful, or that any Governmental Authority has asserted that it is unlawful as a result of such Regulatory Change, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans (whether denominated in US Dollars or an Alternative Currency) or Money Market LIBOR Loans, or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, US Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the applicable Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in US Dollars, to convert Base Rate Committed Loans to

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Eurocurrency Rate Loans or to make a Money Market LIBOR Loan for which a Money Market Quote has been delivered shall be suspended until such Lender notifies the Administrative Agent and the applicable Borrower that the circumstances giving rise to such determination no longer exist (and such Lender shall give such notice promptly upon receiving knowledge that such circumstances no longer exist). If a Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding Eurocurrency Rate Loans or Money Market LIBOR Loans to maturity and shall so specify in a notice pursuant to the preceding sentence, upon receipt of such notice, the applicable Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in US Dollars, convert all Eurocurrency Rate Loans or Money Market LIBOR Loans, as the case may be, of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans or Money Market LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

(b)       Notwithstanding any other provision of this Agreement, if the introduction of or any change in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Tranche B Lender or its Lending Office to perform its obligations hereunder to complete and accept Drafts, to purchase Bankers’ Acceptances or to purchase Drafts or to continue to fund or maintain Bankers’ Acceptances or BA Equivalent Notes hereunder, then, on notice thereof and demand therefor by such Tranche B Lender to TCCI through the Administrative Agent (i) an amount equal to the aggregate Face Amount of all Bankers’ Acceptances, Drafts and BA Equivalent Notes outstanding at such time shall, upon such demand, be deposited by TCCI with the Administrative Agent in accordance with Section 2.15(l) until the BA Maturity Date of each such Bankers’ Acceptance, Drafts and BA Equivalent Note, (ii) upon the BA Maturity Date of any Bankers’ Acceptance, Draft or BA Equivalent Note in respect of which any such deposit has been made, the Administrative Agent shall be, and hereby is, authorized (without notice to or any further action by TCCI) to apply such amount (or the applicable portion thereof) to the payment of such Bankers’ Acceptance, Draft or BA Equivalent Note or (iii) the obligation of the Tranche B Lenders to complete and accept Drafts and purchase Bankers’ Acceptances and to purchase Drafts that have not been accepted by a Tranche B Lender shall be suspended until the Administrative Agent shall notify TCCI that such Tranche B Lender has determined that the circumstances causing such suspension no longer exist (and such Lender shall give such notice promptly upon receiving knowledge that such circumstances no longer exist).

(c)        Notwithstanding any other provision of this Agreement, if in respect of any Loan made under this Agreement to TFA, it becomes unlawful or impossible (as a result of a change in law or regulation) in any jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan:

(i)	such Lender shall forthwith notify the Australian Sub-Agent and TFA;

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(ii)	such Lender’s obligations under this Agreement in respect to such Loan are immediately suspended for the duration of such illegality or other effect;

(iii)	such Lender may, by notice to the Australian Sub-Agent and TFA, cancel such Lender’s available Tranche C Commitment with immediate effect;

(iv)	without limiting Sections 3.2(c)(ii) and 3.2(c)(iii), such Lender shall consult and negotiate in good faith with TFA for a period not exceeding 30 days with a view to determining whether amendments can be made to this Agreement to enable all or a part of such Loan to continue to be provided to TFA; and

(v)	if no such amendments are agreeable to TFA and such Lender and the illegality or other effect is continuing:

(1)	such Lender or TFA may notify the other party and the Australian Sub-Agent that such Loan is to be terminated and, to the extent it has not already been so cancelled in accordance with Section 3.2(c)(iii), such Lender’s available Tranche C Commitment will be cancelled as of the ninetieth day after the date such notice is delivered to the other party; and

(2)	TFA shall repay such Loan, together with all accrued but unpaid interest and other unpaid amounts owing in respect of such Loan, in full on:

(A)	the later of the last day of the current Interest Period for such Loan and the ninetieth day after notice has been given in accordance with Section 3.2(c)(v)(1); or

(B)	if earlier, the last day of any applicable grace period permitted by law.

Section 3.3 Inability to Determine Rates. (a) If the applicable Required Lenders determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (a) deposits (whether in US Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurocurrency Base Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in US Dollars or an Alternative Currency) made to a Borrower, or (c) the Eurocurrency Base Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan made to a Borrower does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify such Borrower and each Lender. Thereafter, the obligation of the appropriate Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies to such Borrower shall be suspended until the Administrative Agent (upon the instruction of the applicable Required Lenders) revokes such notice (which revocation shall be made promptly upon such instruction from the applicable Required Lenders). Upon receipt of such notice, the applicable Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of

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Eurocurrency Rate Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

(b)       If the Australian Sub-Agent determines that, in relation to a Tranche C Loan for any Interest Period,

(i)	at or about 1:00 p.m. (Sydney time) on the first day of the relevant Interest Period the Bank Bill Rate is not available and none or only one of the Australian Reference Banks supplies a rate to the Australian Sub-Agent to determine the Bank Bill Rate for the relevant currency and period (in which case each Tranche C Lender will be an “Affected Tranche C Lender”); or

(ii)	in relation to a Tranche C Loan for which the interest rate per annum was to have been Bank Bill Rate, before 5:00 p.m. (Sydney time) on the Business Day after the first day of the relevant Interest Period, the Australian Sub-Agent receives notifications from a Tranche C Lender or Tranche C Lenders whose participations in that Tranche C Loan exceed 50% of that Tranche C Loan, that as a result of market circumstances not limited to it the cost to it of funding its participation in the Tranche C Loan is or would be in excess of Bank Bill Rate (in which case an “Affected Tranche C Lender” will be each Tranche C Lender which gives such a notification).

then it shall promptly notify TFA and the Tranche C Lenders, and the rate of interest on each Affected Tranche C Lender's participation in that Tranche C Loan for the Interest Period shall be the rate per annum which is the sum of:

(x)       the Applicable Rate; and

(y)	the rate notified to the Australian Sub-Agent by that Affected Tranche C Lender as soon as practicable and in any event no later than the Business Day before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Affected Tranche C Lender of funding its participation in that Tranche C Loan from whatever source or sources it may reasonably select.

Each Affected Tranche C Lender shall determine the rate notified by it under sub-paragraph (b)(y) above in good faith. The rate so notified and any other notification under this Section 3.3(b) will be conclusive and binding on the parties in the absence of manifest error.

Section 3.4 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans.

(a)       If on or after (i) the date hereof, in the case of Eurocurrency Rate Loans, Tranche C Loans, Bankers’ Acceptances, Drafts and BA Equivalent Notes, or (ii) the date that a Money Market Quote is given for a Money Market LIBOR Loan, any Lender determines that as a result of a Regulatory Change, there shall be a material increase in the cost to such Lender of agreeing to make or making, continuing, converting to, funding or maintaining Eurocurrency Rate Loans,

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Tranche C Loans or Money Market LIBOR Loan or of purchasing, accepting, making, continuing, converting to or maintaining Bankers’ Acceptances or BA Equivalent Notes, or a reduction in the amount received or receivable by such Lender in connection with any Eurocurrency Rate Loan, Tranche C Loan, Money Market LIBOR Loan, Bankers’ Acceptance, Draft or BA Equivalent Note (excluding for purposes of this subsection (a) reserve requirements utilized in the determination of the Eurocurrency Rate), then from time to time within 15 days of demand by such Lender setting forth the amount or amounts necessary to compensate such Lender, together with a reasonable basis therefor (with a copy of such demand to the Administrative Agent), subject to Section 3.4(c), the applicable Borrower shall pay to such Lender such additional amounts as are sufficient to compensate such Lender for such increased cost incurred or reduction suffered.

(b)       If any Lender determines that the introduction of any Law after the date hereof regarding capital adequacy or liquidity or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith or as a result of any Regulatory Change, has the effect of materially reducing the rate of return on the capital of, or imposing material additional costs associated with liquidity requirements imposed by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States financial regulatory authorities on, such Lender or any corporation controlling such Lender as a direct consequence of such Lender’s obligations hereunder, then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), subject to Section 3.4(c),the applicable Borrower shall pay within 15 days of demand by such Lender such additional amounts as are sufficient to compensate such Lender for such reduction suffered.

(c)       Promptly after receipt of knowledge of any Regulatory Change or other event that will entitle any Lender to compensation under this Section 3.4, such Lender shall give notice thereof to the applicable Borrower and the Administrative Agent certifying the basis for such request for compensation in accordance with Section 3.6(a) and shall (i) exercise reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize any such increased cost and (ii) designate a different Lending Office if such designation will avoid, or reduce the amount of, compensation payable under this Section 3.4 and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Notwithstanding anything in Sections 3.4(a) or 3.4(b) to the contrary, no Borrower shall be obligated to compensate any Lender for any amount arising or accruing before 90 days prior to the date on which such Lender gives notice to such Borrower and the Administrative Agent under this Section 3.4(c) (except that, if the Regulatory Change or other event giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof).

(d)       Notwithstanding anything to the contrary contained in this Agreement, (i) this Section 3.4 shall not apply to taxes, and (ii) all indemnification (including with respect to increased costs and reduction in amounts received) relating to or attributable to taxes shall be governed solely and exclusively by Section 3.1.

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(e)        The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

(f)        Notwithstanding any other provision in this Section, no Lender shall demand compensation for any increased cost pursuant to this Section if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements; provided that no Lender shall be required to disclose any confidential or proprietary information in respect of such demand.

Section 3.5 Funding Losses. Within 15 days after delivery of the certificate described in the Section 3.6(a) by any Lender (with a copy to the Administrative Agent) from time to time, each Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of each of the following (except to the extent incurred by any Lender as a result of any action taken pursuant to Section 3.2):

(a)       any continuation, conversion, payment or prepayment of any Loan made to such Borrower other than a Base Rate Loan or a Canadian Prime Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)       any failure by such Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan or a Canadian Prime Rate Loan on the date or in the amount notified by such Borrower;

(c)       any failure by any Borrower to make payment of any Loan (or interest due thereon) denominated in an Alternative Currency or Australian Dollars on its scheduled due date or any payment thereof in a different currency; or

(d)       any assignment of a Eurocurrency Rate Loan or Tranche C Loans on a day other than the last day of the Interest Period therefor as a result of a request by such Borrower pursuant to Section 9.17;

including any foreign exchange loss and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained but excluding loss of anticipated profits or margin for the period after which any such payment or failure to convert, borrow or prepay. The applicable Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

Section 3.6 Matters Applicable to all Requests for Compensation.

(a)       A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth in reasonable detail the additional amount or amounts to be

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paid to it hereunder shall be conclusive and binding upon all parties hereto in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

(b)       If (i) the obligation of any Lender to make Eurocurrency Rate Loans shall be suspended pursuant to Section 3.2 or (ii) any Lender has demanded compensation under Section 3.1 or Section 3.4 with respect to Eurocurrency Rate Loans, the applicable Borrower may give notice to such Lender through the Administrative Agent that, unless and until such Lender notifies such Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, effective 5 Business Days after the date of such notice from such Borrower (A) all Loans which would otherwise be made by such Lender as Eurocurrency Rate Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Eurocurrency Rate Loans of the other Lenders), and (B) after each of such Lender’s Eurocurrency Rate Loans has been repaid, all payments of principal which would otherwise be applied to Eurocurrency Rate Loans shall be applied to repay such Lender’s Base Rate Loans instead.

(c)       If any Lender makes a claim for compensation or other payment under Section 3.1 or Section 3.4 or if any Lender determines that it is unlawful or impermissible for it to make, maintain or fund Eurocurrency Rate Loans or Money Market LIBOR Loans pursuant to Section 3.2, the applicable Borrower may replace such Lender in accordance with Section 9.17.

(d)       Prior to giving notice pursuant to Section 3.2 or to demanding compensation or other payment pursuant to Section 3.1 or Section 3.4, each Lender shall consult with the applicable Borrower and the Administrative Agent with reference to the circumstances giving rise thereto; provided that nothing in this Section 3.6(d) shall limit the right of any Lender to require full performance by such Borrower of its obligations under such Sections.

ARTICLE IV

CONDITIONS

Section 4.1 Effectiveness. This Agreement shall become effective, and the commitments under each of the Existing Credit Facilities shall be automatically terminated, on the date that each of the following conditions shall have been satisfied:

(a)       Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the applicable Borrower, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i)       executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent and each Borrower;

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(ii)       a Note executed by each Borrower in favor of each Lender requesting a Note;

(iii)      such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents;

(iv)      such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower is duly organized or formed, and that such Borrower is validly existing, in good standing and qualified to engage in business, in its jurisdiction of organization;

(v)       a favorable opinion of Sutherland Asbill & Brennan LLP, counsel to TMCC, addressed to the Administrative Agent and each Lender;

(vi)      a favorable opinion of Pietrantoni Méndez & Alvarez LLP, counsel to TCPR, addressed to the Administrative Agent and each Lender;

(vii)     a favorable opinion of Stikeman Elliott LLP, counsel to TCCI, addressed to the Administrative Agent and each Lender;

(viii)    favorable opinions of Freshfields Bruckhaus Deringer LLP, counsel to TMFNL, TFSUK, TKG and TLG, addressed to the Administrative Agent and each Lender;

(ix)       a favorable opinion of King & Wood Mallesons, counsel to TFA, addressed to the Administrative Agent and each Lender;

(x)       on the Closing Date, the following statements shall be true and the Administrative Agent shall have received for the account of each Lender a certificate of a Responsible Officer of each Borrower, stating that:

(A) the representations and warranties contained in Article V hereof are correct on and as of the Closing Date; and

(B) no event has occurred and is continuing that constitutes a Default; and

(xi)       such other assurances, certificates, documents or consents as the Administrative Agent, the Swing Line Lenders or the applicable Required Lenders reasonably may require.

(b)       Any fees required to be paid pursuant to the Fee Letters on or before the Closing Date shall have been paid.

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(c)       The Borrowers shall have paid in full all indebtedness, interest, fees and other amounts outstanding under each Existing Credit Facility and each Existing Credit Facility shall have been terminated. Each of the Lenders that is a party to any Existing Credit Facility hereby waives, upon execution of this Agreement, any applicable requirement of prior notice under such credit agreement relating to the termination of commitments thereunder.

Without limiting the generality of the provisions of Section 8.3, for purposes of determining compliance with the conditions specified in this Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 4.2 Conditions to all Loans. The obligation of each Lender to honor any Request for Loans (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of Eurocurrency Rate Loans or Tranche C Loans) made by any Borrower is subject to the following conditions precedent:

(a)       The representations and warranties of such Borrower contained in Article V (except for the representations and warranties set forth in Section 5.4(b), the accuracy of which it is expressly agreed shall not be a condition to making Loans) shall be true and correct in all material respects on and as of the date of such Loan, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (B) for purposes of this Section 4.2, the representations and warranties contained in Section 5.4(a) shall be deemed to refer to the most recent statements furnished from time to time pursuant to Section 6.1(a) and (C) the representations and warranties contained in Section 5.1, Section 5.2(ii) and Section 5.5 shall be true and correct in all respects.

(b)       No Default with respect to such Borrower shall exist, or would result from such proposed Loan.

(c)       The Applicable Agent or appropriate Swing Line Agent, as applicable, shall have received a Request for Loans in accordance with the requirements hereof.

Each Request for Loans (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of Eurocurrency Rate Loans or Tranche C Loans) submitted by any Borrower shall be deemed to be a representation and warranty by such Borrower that the conditions specified in Sections 4.2(a) and (b) have been satisfied on and as of the date of the applicable Loans.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES

Each Borrower represents and warrants to the Administrative Agent and the Lenders, as to itself only and not as to any other Borrower, that:

Section  5.1 Corporate Existence and Power. Such Borrower (a) is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, (b) has all organizational powers and (c) is qualified to carry on its business as now conducted under the Laws of each jurisdiction where the conduct of its business requires such qualification; except in the case referred to in clause (c), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower.

Section  5.2 Corporate and Governmental Authorization: No Contravention. The execution, delivery and performance by such Borrower of this Agreement and each other Loan Document are within such Borrower’s organizational powers, have been duly authorized by all necessary organizational action, require no action by or in respect of, or filing with, any Governmental Authority except such as have been obtained and do not contravene, or constitute a default under, (i) any provision of the Organization Documents of such Borrower, (ii) any provision of applicable Law or (iii) any provision of any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or any of its Subsidiaries, and in each case referred to in clauses (ii) and (iii), where such contravention or default, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect with respect to such Borrower.

Section  5.3 Binding Effect. This Agreement constitutes a valid and binding agreement of such Borrower and each other Loan Document, when executed and delivered by such Borrower in accordance with this Agreement, will constitute a valid and binding obligation of such Borrower, in each case enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section  5.4 Financial Statements.

(a)       The Audited Financial Statements applicable to such Borrower (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects (A) in the case of TMCC, the consolidated financial position of TMCC and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year, (B) in the case of TFSUK, the consolidated financial position of TFSUK and its Consolidated Subsidiaries as of such date and their consolidated results of operations for such fiscal year, (C) in the case of TKG, the consolidated financial position of TKG and its Consolidated Subsidiaries as of such date and their consolidated results of operations for such fiscal year, (D) in the case of TFA, the consolidated financial position of TFA and its Consolidated Subsidiaries as of such date and their consolidated results of operations for such fiscal year and (E) in the case of each

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other Borrower, the financial position of such Borrower as of such date and its results of operations and cash flow for such fiscal year.

(b)       Except as publicly disclosed, since the date of the Audited Financial Statements, there has been no material adverse change in the business, financial position or results of operations of such Borrower and its Consolidated Subsidiaries, considered as a whole.

Section  5.5 Litigation. There is no action, suit or proceeding pending against, or to the knowledge of such Borrower threatened against or affecting, such Borrower or any of its Subsidiaries before any court, arbiter, or Governmental Authority in which there is a reasonable likelihood of an adverse decision which would have a Material Adverse Effect with respect to such Borrower, or which contests the validity of this Agreement or any Loan Document.

Section  5.6 Taxes. Such Borrower has paid or caused to be paid all material taxes before the same have become delinquent, except (a) any tax that is being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

Section  5.7 Not an Investment Company. Such Borrower is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section  5.8 Disclosure. All written information heretofore furnished by such Borrower to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such written information hereafter furnished by such Borrower to the Administrative Agent or any Lender will be true and accurate in every material respect, on the date as of which such information is delivered or certified; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed by them to be reasonable at the time of preparation (it being understood that projections are not to be viewed as facts and that actual results may differ significantly from such projections).

Section  5.9 Representations as to Non-US Obligors. Each of TMFNL, TFSUK, TLG, TCCI, TKG and TFA (each, a “Non-US Obligor”) additionally represents and warrants to the Administrative Agent and the Lenders that:

(a)       Such Non-US Obligor is subject to Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Non-US Obligor, the “Applicable Non-US Obligor Documents”), and the execution, delivery and performance by such Non-US Obligor of the Applicable Non-US Obligor Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Non-US Obligor nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Non-US Obligor is organized and existing in respect of its obligations under the Applicable Non-US Obligor Documents.

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(b)       The Applicable Non-US Obligor Documents are in proper legal form under the Laws of the jurisdiction in which such Non-US Obligor is organized and existing for the enforcement thereof against such Non-US Obligor under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Non-US Obligor Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Non-US Obligor Documents that the Applicable Non-US Obligor Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Non-US Obligor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Non-US Obligor Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Non-US Obligor Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid.

(c)       There are no Other Taxes imposed by any Governmental Authority in or of the jurisdiction in which such Non-US Obligor is organized and existing on or by virtue of the execution or delivery of the Applicable Non-US Obligor Documents.

(d)       The execution, delivery and performance of the Applicable Non-US Obligor Documents executed by such Non-US Obligor are, under applicable foreign exchange control regulations of the jurisdiction in which such Non-US Obligor is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable).

Section  5.10 Representations as to TCPR. TCPR additionally represents and warrants to the Administrative Agent and each Lender that it does not own directly or indirectly in accordance with the attribution rules of Section 1092.01(a)(3)(B) of the Puerto Rico Code fifty percent (50%) or more of the value of the stock of any Lender.

Section  5.11 Sanctions . Such Borrower is not currently the subject of any Sanctions, nor, to the knowledge of such Borrower, is any director, officer or employee of such Borrower currently the subject of any Sanctions applicable to such Borrower.

The representation given in this Section 5.11 shall not be made by nor apply to any Borrower that qualifies as a resident party domiciled in the Federal Republic of Germany (Inländer) within the meaning of Sect. 2 paragraph 15 German Foreign Trade Act (Außenwirtschaftsgesetz) in so far as it would result in a violation of or conflict with Sect. 7 German Foreign Trade Regulation (Außenwirtschaftsverordnung), any provision of Council Regulation (EC) 2271/96 or any other anti-boycott statute.

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ARTICLE VI

COVENANTS

Each Borrower agrees that, so long as any Lender has any Commitment hereunder to such Borrower or any Loan or any Obligation of such Borrower hereunder shall remain unpaid or unsatisfied:

Section  6.1 Information. Such Borrower will deliver to the Administrative Agent and each of the Lenders:

(a)       as soon as available and in any event within 180 days after the end of each fiscal year of such Borrower, a consolidated balance sheet or statement of financial position of such Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income (or comprehensive income) and cash flows for such fiscal year (to the extent that such Borrower is required to prepare statements of cash flows in accordance with GAAP), setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of nationally recognized standing;

(b)       as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of such Borrower, a consolidated balance sheet of such Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of such Borrower’s fiscal year ended at the end of such quarter setting forth in the case of such statements of income and cash flow in comparative form the figures for the corresponding quarter and the corresponding portion of such Borrower’s fiscal year; provided, however, that no Borrower other than TMCC and TCPR shall be required to provide financial information under this subsection (b);

(c)       within 10 days after any officer of such Borrower obtains knowledge of any Default in respect of such Borrower, if such Default is then continuing, a certificate of a Responsible Officer of such Borrower setting forth the details thereof and the action which such Borrower is taking or proposes to take with respect thereto;

(d)       promptly after the same are available, copies of all registration statements (other than exhibits thereto and any registration statements (x) on Form S-3 or its equivalent or (y) in connection with asset securitization transactions) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which such Borrower shall have filed in the United States with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 and not otherwise required to be delivered to the Administrative Agent pursuant hereto; and

(e)       from time to time such additional information regarding the financial position or business of such Borrower and its Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request.

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Documents required to be delivered pursuant to Section 6.1(a), (b) or (d) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earlier of the date (i) on which such Borrower posts such documents, or provides a link thereto on such Borrower's website on the Internet at the website address listed on Schedule 9.2; (ii) on which such documents are posted on the Securities and Exchange Commission’s website (www.sec.gov) or on the website for the London Stock Exchange (www.londonstockexchange.com); or (iii) on which such documents are posted on such Borrower’s behalf on any website to which each Lender and the Administrative Agent have access (whether a commercial, third-party website such as IntraLinks or DebtDomain or whether sponsored by the Administrative Agent); provided that (i) such Borrower shall deliver electronic copies of such documents to the Administrative Agent if any Lender requests such Borrower to deliver such copies, each time such request is made and (ii) such Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent, which shall notify the Lenders, of the posting of any such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Each Borrower hereby acknowledges that (a) the Administrative Agent, the Sub-Agents and the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of such Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any of the Borrowers or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Administrative Agent, the Sub-Agents, the Arrangers and each Borrower hereby agree that (w) no Borrower Materials shall be made available to Public Lenders unless such Borrower has clearly and conspicuously marked such Borrower Materials “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Sub-Agents, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrowers or their respective securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.8); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent, the Sub-Agents and the Arrangers shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

Section  6.2 [Reserved].

Section 6.3 Preservation and Maintenance of Corporate Existence. Such Borrower will preserve, renew and keep in full force and effect, and will cause each Significant Subsidiary to

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preserve, renew and keep in full force and effect, their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that neither such Borrower nor any of its Significant Subsidiaries shall be required to preserve any right, privilege or franchise to the extent the non-preservation of such right, privilege or franchise would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower or such Significant Subsidiary; and provided further that nothing in this Section 6.3 shall prohibit (i) any merger or consolidation involving such Borrower which is permitted by Section 6.6, (ii) the merger of a Significant Subsidiary into such Borrower or the merger or consolidation of a Significant Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Significant Subsidiary and if, in each case, after giving effect thereto, no Default with respect to such Borrower shall have occurred and be continuing or (iii) the termination of the corporate existence of any Significant Subsidiary if such Borrower in good faith determines that such termination is in the best interest of such Borrower and is not materially disadvantageous to the Lenders.

Section  6.4 Compliance with Laws. Such Borrower will comply, and cause each Significant Subsidiary to comply, with all applicable Laws (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except (i) where failure to do so would not reasonably be expected to result in (x) a Material Adverse Effect with respect to such Borrower or Significant Subsidiary or (y) a material impairment of the rights and remedies of the Administrative Agent or any Lender under this Agreement or (ii) where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

Section  6.5 Negative Pledge. Such Borrower will not pledge or otherwise subject to any lien any property or assets of such Borrower to secure any indebtedness for borrowed money incurred, issued, assumed or guaranteed by such Borrower unless the Loans and the Obligations of such Borrower under this Agreement are secured by such pledge or lien equally and ratably with all other indebtedness secured thereby so long as such other indebtedness shall be so secured; provided, however, that such covenant will not apply to liens securing indebtedness which do not in the aggregate at any one time outstanding exceed 20% of Net Tangible Assets (as defined below) of such Borrower and its Consolidated Subsidiaries and also will not apply to:

(a)       the pledge of any assets of such Borrower to secure any financing by such Borrower of the exporting of goods to or between, or the marketing thereof in, jurisdictions other than the United States (as to TMCC only), Puerto Rico (as to TCPR only), Canada (as to TCCI only), the Netherlands (as to TMFNL only), Germany (as to TKG and TLG only), Australia (as to TFA only) and the United Kingdom (as to TFSUK only) in connection with which such Borrower reserves the right, in accordance with customary and established banking practice, to deposit, or otherwise subject to a lien, cash, securities or receivables, for the purpose of securing banking accommodations or as the basis for the issuance of bankers’ acceptances or in aid of other similar borrowing arrangements;

(b)       the pledge of receivables of such Borrower payable in currencies other than US Dollars to secure borrowings in jurisdictions other than the United States (as to TMCC only), Puerto Rico (as to TCPR only), Canada (as to TCCI only), the Netherlands (as to TMFNL only), Germany (as to TKG and TLG only), Australia (as to TFA only) and the United Kingdom (as to TFSUK only);

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(c)       any deposit of assets of such Borrower in favor of any governmental bodies to secure progress, advance or other payments under a contract or statute;

(d)       any lien or charge on any property of such Borrower, tangible or intangible, real or personal, existing at the time of acquisition or construction of such property (including acquisition through merger or consolidation) or given to secure the payment of all or any part of the purchase or construction price thereof or to secure any indebtedness incurred prior to, at the time of, or within one year after, the acquisition or completion of construction thereof for the purpose of financing all or any part of the purchase or construction price thereof;

(e)       bankers’ liens or rights of offset (including any pledges further to general terms and conditions of a Dutch bank);

(f)       any lien securing the performance of any contract or undertaking not directly or indirectly in connection with the borrowing of money, obtaining of advances or credit or the securing of debt, if made and continuing in the ordinary course of business;

(g)       any lien to secure non-recourse obligations in connection with such Borrower’s engaging in leveraged or single-investor lease transactions;

(h)       any lien to secure payment obligations with respect to (x) rate swap transactions, swap options, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, credit protection transactions, credit swaps, credit default swaps, credit default options, total return swaps, credit spread transactions, repurchase transactions, reverse repurchase transactions, buy/sell-back transactions, securities lending transactions, weather index transactions, or forward purchases or sales of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions), or (y) transactions that are similar to those described above;

(i)       for the avoidance of doubt, any lien or security interest granted or arising in connection with a bona fide securitization transaction by which such Borrower sells vehicle loan receivables, vehicle installment contracts, vehicle leases (together with or without the underlying vehicles), and/or other accounts receivable or assets, the records relating thereto and the proceeds, rights and benefits accruing to it thereunder (the “Securitized Assets”) and underlying vehicles or assets if not included with the Securitized Assets to a trust or entity established for the purpose of, among other things, purchasing, holding or owning Securitized Assets;

(j)       any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien, charge or pledge referred to in the foregoing clauses (a) to (i), inclusive, of this Section 6.5; provided, however, that the amount of any and all obligations and indebtedness secured thereby shall not exceed the amount thereof so secured immediately prior to the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the charge or lien so extended, renewed or replaced (plus improvements on such property); and

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(k)       in the case of TFA, any security interest provided for by one of the following transactions if the transaction does not secure payment or performance of an obligation: (a) a transfer of an account or chattel paper; (b) a commercial consignment; or (c) a PPS lease, where “account”, “chattel paper”, “commercial consignment” and “PPS lease” have the same meanings given to them in the Personal Property Securities Act 2009 of Australia.

“Net Tangible Assets” means, with respect to any Borrower, the aggregate amount of assets (less applicable reserves and other properly deductible items) of such Borrower and its Consolidated Subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles of such Borrower and its Consolidated Subsidiaries, all as set forth on the most recent balance sheet of such Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP.

Section  6.6 Consolidations. Mergers and Sales of Assets. (a) Such Borrower shall not consolidate with or merge into any other Person or convey, transfer or lease (whether in one transaction or in a series of transactions) all or substantially all of its properties and assets to any Person, unless:

(i)       the Person formed by such consolidation or into which such Borrower is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of such Borrower shall be a Person organized and existing under the Laws of the jurisdiction of organization of such Borrower, the United States of America, any State thereof, the District of Columbia or Puerto Rico or, in the case of TCCI, Canada or any province of Canada or, in the case of TFA, the Commonwealth of Australia or any political sub-division thereof (the “Successor Corporation”) and shall expressly assume, by an amendment or supplement to this Agreement, signed by such Borrower and such Successor Corporation and delivered to the Administrative Agent, such Borrower’s obligation with respect to the due and punctual payment of the principal of and interest on all the Loans made to such Borrower and the due and punctual payment of all other Obligations payable by such Borrower hereunder and the performance or observance of every covenant herein on the part of such Borrower to be performed or observed;

(ii)       immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of such Borrower as a result of such transaction as having been incurred by such Borrower at the time of such transaction, no Default with respect to such Borrower shall have happened and be continuing;

(iii)       if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of such Borrower would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by Section 6.5 hereof, such Borrower or the Successor Corporation, as the case may be, takes such steps as shall be necessary effectively to secure the Loans and the Obligations of such Borrower under this Agreement equally and ratably with (or prior to) all indebtedness secured thereby; and

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(iv)       such Borrower has delivered to the Administrative Agent a certificate signed by a Responsible Officer, together with, in the case of consolidation or merger in which such Borrower is not the surviving Person, (A) a written opinion or opinions of counsel satisfactory to the Administrative Agent (who may be counsel to such Borrower), stating that such amendment or supplement to this Agreement complies with this Section 6.6 and that all conditions precedent herein provided for relating to such transaction have been complied with, and (B) any materials or information reasonably requested by any Lender through the Administrative Agent to comply with “know your customer” or similar identification procedures under applicable laws and regulations.

(b)       Upon any consolidation or merger or any conveyance, transfer or lease of all or substantially all of the properties and assets of such Borrower in accordance with Section 6.6(a), the Successor Corporation shall succeed to, and be substituted for, and may exercise every right and power of, such Borrower under this Agreement and the Loans with the same effect as if the Successor Corporation had been named as a Borrower therein and herein, and thereafter, such Borrower, except in the case of a lease of such Borrower’s properties and assets, shall be released from its liability as obligor on any of the Loans and under this Agreement.

Section  6.7 Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by such Borrower for its general corporate purposes and will not be used directly, or knowingly indirectly, (a) to support activity in or with a country officially sanctioned by the United States, the United Nations or the European Union, (b) to fund activities or business of any Designated Person subject to official sanctions imposed by the United States, the United Nations or the European Union, except to the extent such activity or business would not be prohibited for a U.S. or European Union person pursuant to Sanctions or (c) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977 or other applicable Anti-Corruption Law. None of such proceeds will be used, directly or indirectly for the purpose, whether immediate, incidental or ultimate of buying or carrying any “margin stock” within the meaning of Regulation U. After application of the proceeds of any Loan, not more than 25% of the assets of the Borrower of such Loan that are subject to a restriction on sale, pledge, or disposal under this Agreement will be represented by "margin stock," as that term is defined in Regulation U of the Board of Governors of the United States Federal Reserve System. During the Tranche A Availability Period and the Tranche B Availability Period, as applicable, subject to the other terms and conditions of this Agreement, such Borrower may request and use the proceeds of Loans of one Type to repay outstanding Loans of another Type.

The covenant given in this Section 6.7 shall not be made by nor apply to any Borrower that qualifies as a resident party domiciled in the Federal Republic of Germany (Inländer) within the meaning of Sect. 2 paragraph 15 German Foreign Trade Act (Außenwirtschaftsgesetz) in so far as it would result in a violation of or conflict with Sect. 7 German Foreign Trade Regulation (Außenwirtschaftsverordnung), any provision of Council Regulation (EC) 2271/96 or any other anti-boycott statute.

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ARTICLE VII

DEFAULTS

Section  7.1 Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing with respect to a Borrower:

(a)       such Borrower shall fail to pay when due any principal of any Loan made to it or shall fail to pay within 5 days of the due date thereof any interest on any Loan, any fees or any other amount payable by it hereunder;

(b)       such Borrower shall fail to observe or perform any covenant contained in Section 6.1(c), Section 6.5, Section 6.6 or Section 6.7;

(c)       such Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to such Borrower by the Administrative Agent at the request of any Lender;

(d)       any representation or warranty made by such Borrower in this Agreement or in any certificate or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

(e)       indebtedness for borrowed money of such Borrower and any of its Subsidiaries in an aggregate outstanding amount in excess of (i) in the case of TMCC, US$600,000,000 or its Dollar Equivalent, (ii) in the case of TFSUK, TMFNL, TCCI or TFA, US$150,000,000 or its Dollar Equivalent and (iii) in the case of each other Borrower, US$100,000,000 or its Dollar Equivalent, shall not be paid when due or shall be accelerated prior to its stated maturity date and, within 10 days after written notice thereof is given to such Borrower(s) by the Administrative Agent, such indebtedness shall not be discharged or such acceleration shall not be rescinded or annulled;

(f)       such Borrower or any Significant Subsidiary of such Borrower shall commence or consent to the commencement of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator (which, in the case of TFA, shall include any administrator, receiver and manager or controller (as defined in the Australian Corporations Act) or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator (which, in the case of TFA, shall include any administrator, receiver and manager or controller (as defined in the Australian Corporations Act) or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 90 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 90 calendar days, or an order for relief is entered in any such proceeding; provided that, as to TKG, a mere notification of an imminent illiquidity pursuant to Section 46(b) sub-

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section 1, second half sentence of the German Banking Act (Kreditwesengesetz) to BaFin shall not be an Event of Default;

(g)       any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of US$600,000,000 which it shall have become liable to pay under Title IV of ERISA or as a result of one or more of the following: (i) termination of a Plan by any member of an ERISA Group, any plan administrator or any combination of the foregoing; (ii) the PBGC instituting proceedings under Title IV of ERISA to terminate, or to cause a trustee to be appointed to administer any Plan, or the PBGC being entitled to obtain a decree adjudicating that any Plan must be terminated; or (iii) a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which would cause one or more members of the ERISA Group to incur a current payment obligation in excess of $600,000,000; provided that no Default or Event of Default under this Section 7.1(g) shall be deemed to have occurred if any Borrower or member of the ERISA Group shall have made arrangements satisfactory to the PBGC and the Required Lenders to discharge or otherwise satisfy such liability (including by the posting of a bond or other security);

(h)       judgments or orders for the payment of money in excess of (i) in the case of TMCC, US$600,000,000 or its Dollar Equivalent, (ii) in the case of TFSUK, TMFNL, TCCI or TFA, US$150,000,000 or its Dollar Equivalent and (iii) in the case of each other Borrower, US$100,000,000 or its Dollar Equivalent, in the aggregate shall be rendered against such Borrower or any Significant Subsidiary of such Borrower and such judgments or orders shall continue unsatisfied and unstayed for a period of 60 days (for this purpose, a judgment shall effectively be stayed during a period when it is not yet due and payable), provided, however, that any such judgment or order shall not be an Event of Default under this Section 7.1(h) if and for so long as (i) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least “A” by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or

(i)       such Borrower shall cease to be a TMC Consolidated Subsidiary;

then, and in every such event, the Administrative Agent shall, at the request of, or may, with the consent of, the applicable Required Lenders and after notice to TMCC and the applicable Borrower (i) terminate the commitment of each Lender to make Loans to such Borrower, and they shall thereupon terminate, and (ii) declare the unpaid principal amount of all outstanding Loans made to such Borrower, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document by such Borrower to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans to such Borrower shall automatically terminate, the unpaid principal amount of all outstanding Loans made to such Borrower and all interest and other amounts as aforesaid shall automatically become due and payable.

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Section 7.2 Application of Funds. After the exercise of remedies provided for in Section 7.1 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations of any Borrower shall be applied by the Administrative Agent in the following order:

first, to payment of that portion of the Obligations of such Borrower constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

second, to payment of that portion of the Obligations of such Borrower constituting fees, indemnities and other amounts (other than principal and interest) payable to the appropriate Lenders (including Attorney Costs and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

third, to payment of that portion of the Obligations of such Borrower constituting accrued and unpaid interest on the Loans, ratably among the appropriate Lenders in proportion to the respective amounts described in this clause Third payable to them;

fourth, to payment of that portion of the Obligations of such Borrower constituting unpaid principal of the Loans, ratably among the appropriate Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

fifth, the balance, if any, after all of the Obligations of such Borrower have been indefeasibly paid in full, to such Borrower or as otherwise required by Law.

ARTICLE VIII

THE ADMINISTRATIVE AGENT

Section 8.1 Appointment and Authorization of Administrative Agent. Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or Participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

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Section 8.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

Section 8.3 Liability of Administrative Agent. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein) or (b) be responsible in any manner to any Lender or Participant for any recital, statement, representation or warranty made by any Borrower or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or Participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any Affiliate thereof.

Section 8.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, facsimile or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the applicable Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the applicable Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

Section 8.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from

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a Lender or a Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the applicable Required Lenders in accordance with Article VII; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

Section 8.6 Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender acknowledges that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to a Borrower hereunder. Each Lender also acknowledges that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower or any of its Affiliates which may come into the possession of any Agent-Related Person.

Section 8.7 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the applicable Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section; provided, further, that such Indemnified Liability was incurred by or asserted against such Agent-Related Person acting as or

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for the Administrative Agent in connection with such capacity. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

Section 8.8 Administrative Agent in its Individual Capacity. BNP Paribas and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each Borrower and its Affiliates as though BNP Paribas were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BNP Paribas or its Affiliates may receive information regarding a Borrower or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of a Borrower or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, BNP Paribas shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, and the terms “Lender” and “Lenders” include BNP Paribas in its individual capacity.

Section 8.9 Successor Administrative Agent and Sub-Agents.

(a) The Administrative Agent and each Sub-Agent may resign as Administrative Agent or Sub-Agent, as applicable, upon 30 days’ notice to the applicable Lenders. If the Person serving as Administrative Agent or a Sub-Agent is a Defaulting Lender pursuant to clause (e) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrowers and such Person, remove such Person as Administrative Agent or Sub-Agent. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. If (i) the Administrative Agent resigns or is removed under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which such successor administrative agent shall have entered into a licensing arrangement with Markit Group Ltd., (ii) the Canadian Sub-Agent resigns or is removed, the Required Lenders referred to in paragraph (a) in the definition of “Required Lenders” shall appoint from among the Tranche B Lenders a successor Canadian sub-agent, which shall be a bank that is not a non-resident of Canada for purposes of Part XIII of the Canadian ITA, (iii) the Australian Sub-Agent resigns or is removed, the Required Lenders referred to in paragraph (a) in the definition of “Required Lenders” shall appoint from among the Tranche C Lenders a successor Australian sub-agent, and (iv) any Swing Line Agent resigns, the Required Lenders shall appoint from among the Swing

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Line Lenders a successor replacement Swing Line agent, which shall be a bank with an office in the United Kingdom, United States, Canada or Australia, as applicable, or an Affiliate of any such bank with an office in the United Kingdom, United States, Canada or Australia, as applicable, which successor, in each case, shall consent to such appointment and shall be consented to by the Borrowers in writing at all times other than during the existence of an Event of Default (which consent of the Borrowers shall not be unreasonably withheld). If no such successor is so appointed prior to the effective date of the resignation or removal of the Administrative Agent or applicable Sub-Agent, the Administrative Agent or Sub-Agent, as applicable, may appoint, after consulting with the Lenders and the Borrowers, a successor which meets the qualifications set forth above and consents to the appointment. Upon the acceptance of its appointment as successor administrative agent or sub-agent hereunder, the Person acting as such successor administrative agent or sub-agent shall succeed to all the rights, powers and duties of the retiring or removed Administrative Agent or Sub-Agent and the term “Administrative Agent” or “Sub-Agent”, as applicable, shall mean such successor administrative agent or sub-agent, and the retiring or removed Administrative Agent’s or Sub-Agent’s appointment, powers and duties as Administrative Agent or Sub-Agent (and, in the case of the Administrative Agent, the Administrative Agent’s licensing arrangement with Markit) shall be terminated. After any retiring or removed Administrative Agent’s or Sub-Agent’s resignation or removal hereunder as Administrative Agent or Sub-Agent, the provisions of this Article VIII and Sections 9.4 and 9.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Sub-Agent under this Agreement. If no successor administrative agent or sub-agent, as applicable, has accepted appointment as Administrative Agent or Sub-Agent by the date which is 30 days following a retiring Administrative Agent’s or Sub-Agent’s notice of resignation, the retiring Administrative Agent’s or Sub-Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent or Sub-Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

(b) Notwithstanding anything to the contrary contained herein, if at any time BNP Paribas assigns all of its Commitments and Committed Loans pursuant to subsection 9.7(b), BNP Paribas and its Affiliates may, upon 30 days’ notice to the Borrowers, each resign as Swing Line Agent and Swing Line Lender. In the event of any such resignation as Swing Line Agent and Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders successor Swing Line Agent(s) and successor Swing Line Lender hereunder; provided, however, that such successor Swing Line Agent(s) or successor Swing Line Lender consents to such appointment; and provided further, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of BNP Paribas and its Affiliates as such Swing Line Agent and Swing Line Lender. If BNP Paribas (and its Affiliates) resigns as a Swing Line Agent and Swing Line Lender, it shall retain all the rights of such Swing Line Agent and Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.16(c). Upon the appointment of successor Swing Line Agent(s) and Swing Line Lender, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Agents and Swing Line Lender.

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Section 8.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to a Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on such Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a)       to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing by such Borrower and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.8 and Section 9.4) allowed in such judicial proceeding; and

(b)       to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.8 and Section 9.4. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 8.11 Other Agents, Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “co-agent,” “book manager,” “lead manager,” “arranger,” “lead arranger” or “co-arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

Section 8.12 Canadian Sub-Agent. The Canadian Sub-Agent is not a non-resident of Canada for purposes of Part XIII of the Canadian ITA and, as such, it and not the Administrative Agent has been designated under this Agreement to carry out certain duties of the Administrative Agent in respect of TCCI. The Canadian Sub-Agent shall be subject to each of the obligations in

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this Agreement to be performed by the Administrative Agent, and each of TCCI and the Tranche B Lenders agrees that the Canadian Sub-Agent shall be entitled to exercise each of the rights and shall be entitled to each of the benefits of the Administrative Agent under this Agreement as relate to the performance of its obligations hereunder. References in Sections 2.15 and 3.1 and in the definition of “Taxes” in Section 1.1 to the Administrative Agent shall also include the Canadian Sub-Agent.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Amendments, Etc. Except as otherwise set forth in the last sentence of this Section, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower therefrom, shall be effective unless in writing signed by the applicable Required Lenders and the applicable Borrower, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)       waive any condition set forth in Section 4.1(a) without the written consent of each Lender;

(b)       extend or increase the Commitment or Commitment Cap of any Lender (or reinstate any Commitment terminated pursuant to Section 7.1) without the written consent of such Lender;

(c)       postpone any date fixed by this Agreement or any other Loan Document for any scheduled payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d)       reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the applicable Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of any Borrower to pay interest at the Default Rate;

(e)       change Section 2.12 or Section 7.2 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each affected Lender;

(f)       amend Section 1.6 or the definition of “Alternative Currency” without the written consent of each affected Lender; or

(g)       change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent

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hereunder, without the written consent of each Lender that has a Commitment under the affected Tranche;

provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (ii) no amendment, waiver or consent shall, unless in writing and signed by a Swing Line Lender in addition to the Lenders required above, affect the rights or duties of such Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the applicable Swing Line Agent in addition to the Lenders required above, affect the rights or duties of such Swing Line Agent under this Agreement; and (iv) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, any amendment or waiver of any term of any Money Market Loan (except the increase in the principal amount thereof or the extension of any Interest Period until after the Revolving Maturity Date applicable to the Borrower of such Loan) made by a Lender hereunder shall be effective if signed by such Lender and the applicable Borrower and acknowledged by the Administrative Agent.

Section 9.2 Notices and Other Communications; Facsimile Copies.

(a)       General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission),all such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)       if to a Borrower, the Administrative Agent or any Swing Line Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 9.2 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii)       if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrowers and the Administrative Agent.

Except as otherwise set forth herein, all such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent pursuant

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to Article II shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

(b)       Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on the Borrowers, the Administrative Agent, the applicable Swing Line Agent(s) and the Lenders. The Borrowers may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(c)       Use of Electronic Mail. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, any Swing Line Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(d)       Reliance by Administrative Agent, the Swing Line Agents and Lenders. The Administrative Agent, the Swing Line Agents and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of a Responsible Officer of a Borrower or any other Person designated in writing by a Responsible Officer of a Borrower to the Administrative Agent and the applicable Swing Line Agent even if (i) such notices were not otherwise made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Responsible Officer of a Borrower or any other Person designated in writing by a Responsible Officer of a Borrower to the Administrative Agent. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

(e)       Designation of Representative for Borrowers. Each of TMCC, TCPR, TCCI and TFA (each, an “Other Borrower”), by its execution of this Agreement, hereby irrevocably appoints each of TMCC and TMFNL, acting alone, and with full power of substitution, as its agent and representative hereunder (in such capacity, each a “Borrowers’ Representative”), and hereby authorizes, directs and empowers each of TMCC and TMFNL, acting alone, and with full power of substitution, to act for and in the name of such Other Borrower and as its agent and representative hereunder and under the other instruments and agreements referred to herein. TMCC and TMFNL hereby accept each such appointment. Each Other Borrower hereby irrevocably authorizes each of TMCC and TMFNL, acting alone and with full power of

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substitution, to take such action on such Other Borrower’s behalf and to exercise such powers hereunder, under the other Loan Documents, and under the other agreements and instruments referred to herein or therein as may be contemplated being taken or exercised by such Other Borrower by the terms hereof and thereof, together with such powers as may be incidental thereto, including, without limitation, to borrow hereunder and deliver Requests for Loans hereunder, to convert, continue, repay or prepay Loans made hereunder, to increase, reduce or terminate the Commitments, to pay interest, fees, costs and expenses incurred in connection with the Loans, this Agreement, the other Loan Documents, and the other agreements and instruments referred to herein or therein, to receive from or deliver to the Administrative Agent or any Sub-Agent any notices, statements, reports, certificates or other documents or instruments contemplated herein, in the other Loan Documents or in any other agreement or instrument referred to herein, to receive from or transmit to the Administrative Agent or any Sub-Agent any Loan proceeds or payments, and to execute any agreements, amendments, modifications, supplements or other documents or instruments in connection with this Agreement or the other Loan Documents on its behalf, and in each case such Other Borrower shall be bound as though the Other Borrower itself had duly taken such action. The Administrative Agent, each Sub-Agent and each Lender shall be entitled to rely on the appointment and authorization of each Borrowers’ Representative with respect to all matters related to this Agreement, the other Loan Documents and any other agreements or instruments referred to herein or therein whether or not any particular provision hereof or thereof specifies that such matters may or shall be undertaken by Borrowers’ Representative. In reliance hereon, the Administrative Agent, each Sub-Agent and each Lender may deal with either of the Borrowers’ Representatives alone with the same effect as if the Administrative Agent, such Sub-Agent or such Lender had dealt with each Other Borrower separately and individually. In the event of any conflict between any notices, communications or other acts of the Borrowers’ Representative and those of any Other Borrower, the notices, communications and acts of the Borrowers’ Representative shall prevail; provided, however, that nothing in this Section 9.2(e) shall authorize either Borrowers’ Representative to deliver a notice required to be delivered pursuant to Section 6.1(d) on behalf of an Other Borrower, and the parties hereto acknowledge that any notice required to be delivered pursuant to Section 6.1(d) by a Borrower pursuant to this Agreement must be provided directly by a Responsible Officer of such Borrower.

Section 9.3 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

Section 9.4 Attorney Costs and Expenses. The Borrowers agree (a) to pay or reimburse the Administrative Agent for all reasonable and demonstrable costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated

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hereby and thereby, including all Attorney Costs of a single counsel (and one local counsel in each jurisdiction where required or other additional counsel to the extent required due to a conflict of interest), and (b) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all reasonable search and filing charges and fees and taxes related thereto, and other reasonable out-of-pocket expenses incurred by the Administrative Agent and the reasonable cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. All amounts due under this Section 9.4 shall be payable within 15 Business Days after delivery to the Borrowers of a certificate setting forth in reasonable detail the basis for the amounts demanded. The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. Notwithstanding anything to the contrary contained in this Agreement, (i) this Section 9.4 shall not govern any indemnification or other amounts relating to or attributable to taxes, and (ii) all indemnification and other amounts relating or attributable to taxes shall be governed solely and exclusively by Section 3.1.

Section 9.5 Indemnification by the Borrowers. (a) Whether or not the transactions contemplated hereby are consummated, the Borrowers shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever (collectively “Losses”) which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment, Loan or the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date).

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(b)       An Indemnitee shall give prompt notice to the Borrowers of any claim asserted in writing, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder. All amounts due under this Section 9.5 shall be payable within 10 Business Days after the Borrowers receive demand therefor setting forth in reasonable detail the basis for such demand.

(c)       In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Borrower, any Borrower’s equityholders or creditors or an Indemnitee or any other person or entity, whether or not an Indemnitee is otherwise a party thereto.

(d)       The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

(e)       Notwithstanding the foregoing, the Borrowers shall not, in connection with any single proceeding or series of related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm or internal legal department (in addition to any local counsel) for all Indemnitees, such firm or internal legal department to be selected by the Administrative Agent; provided that if an Indemnitee shall have reasonably concluded that (i) there may be legal defenses available to it which are different from or additional to those available to other Indemnitees and may conflict therewith or (ii) the representation of such Indemnitee and the other Indemnitees by the same counsel would otherwise be inappropriate under applicable principles of professional responsibility, such Indemnitee shall have the right to select and retain separate counsel to represent such Indemnitee in connection with such proceeding(s) at the expense of the Borrowers. Notwithstanding anything to the contrary contained in this Agreement, (i) this Section 9.5 shall not govern Losses or other amounts relating to or attributable to taxes, and (ii) all Losses and other amounts relating or attributable to taxes shall be governed solely and exclusively by Section 3.1.

Section 9.6 Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises any right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment.

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Section 9.7 Successors and Assigns.

(a)       The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (g) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)       Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Committed Loans (including for purposes of this subsection (b), participations in Swing Line Loans) at the time owing to it); provided that any assignment shall be subject to the following additional conditions: (i) so long as no Event of Default has occurred and is continuing in respect of a Borrower, such Borrower consents to the assignment (such consent not to be unreasonably withheld or delayed, reasonable considerations to include the credit rating/quality of such Person, whether such Person is, or is affiliated with, a vehicle finance company affiliate of a vehicle manufacturer, or such Person would reasonably be expected to increase such Borrower’s payments under Article III); (ii) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Committed Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in subsection (i) of this Section) with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Committed Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than US$10,000,000 (provided that, in the case of TMFNL, such amount shall not be less than the Dollar Equivalent of EUR 100,000 or any other amount (or meeting any other criterion) as at any time ensures that it does not qualify as attracting funds from the “public” under or pursuant to the Netherlands Financial Supervision Act (wet op het financieel toezicht)) unless the Administrative Agent otherwise consents (such consent not to be unreasonably withheld or delayed); (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Committed Loans or the Commitment assigned; (iv) any assignment of a Commitment must be approved by the Administrative Agent (which approval shall not be unreasonably withheld or delayed) unless the Person that is the proposed assignee is itself a Lender or an Affiliate of a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); (v) if the assigning Lender has a Commitment in more than one Tranche, such Lender shall make a pro rata assignment to its assignee of its Commitments under

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each such Tranche; and (vi) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of US$3,500, which fee may be waived by the Administrative Agent in its sole discretion. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.1 (with respect to periods it was a Lender), 3.4, 3.5, 9.4 and 9.5 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. If the Eligible Assignee is required to deliver documents pursuant to Section 9.15, it shall deliver those documents to the applicable Borrower and the Administrative Agent in accordance with Section 9.15.

(c)       The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Loans owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)       Any Lender may at any time, without the consent of, or notice to, any Borrower, the Administrative Agent or any Swing Line Lender, sell participations to any Person (other than a natural person, a Borrower or any of the Borrowers’ Affiliates or any Person that is, or is affiliated with, a vehicle finance company affiliate of a vehicle manufacturer) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) in the case of TMFNL, the amount of such participations sold shall not be less than the Dollar Equivalent of EUR 100,000 or any other amount (or meeting any other criterion) as at any time ensures that it does not qualify as attracting funds from the “public” under or pursuant to the Netherlands Financial Supervision Act (wet op het financieel toezicht) and (iv) the Borrowers, the Administrative

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Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 9.1 that directly affects such Participant. Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.1, 3.4 and 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 9.9 as though it were a Lender, provided such Participant agrees to be subject to Section 2.12 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)       A Participant shall not be entitled to receive any greater payment under Section 3.1 or Section 3.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent. A Participant shall not be entitled to the benefits of Section 3.1 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of each Borrower, to comply with Section 9.15 as though it were a Lender.

(f)       Each Lender that sells a participation interest in all or a portion of such Lender’s rights and obligations under this Agreement shall record, acting solely for this purpose as non-fiduciary agent of the Borrowers, in book entries (as defined in Temporary Treasury Regulation §5f.103-1) maintained by such Lender the name and the amount of the participating interest of each Participant entitled to receive payments in respect of such participating interest.

(g)       Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any

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central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h)       Where a Lender (the “Designating Lender”) has designated in its Administrative Questionnaire an Affiliate of the Designating Lender as the entity which shall participate in or make Loans to a particular Borrower (i) the Commitment shall be held by the Designating Lender, (ii) such Affiliate shall be entitled to all rights and benefits (other than voting rights, which remain with the Designating Lender) under this Agreement relating to its participation in any Loan and (iii) the Designating Lender shall procure that such Affiliate complies with the corresponding duties in relation to such Loan.

(i)       As used herein, the following terms have the following meanings:

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless an Event of Default with respect to such Borrower has occurred and is continuing, the applicable Borrower (each such approval not to be unreasonably withheld or delayed, reasonable considerations to include the credit rating/quality of such Person, whether such Person is, or is affiliated with, a vehicle finance company affiliate of a vehicle manufacturer, or such Person would reasonably be expected to increase such Borrower’s payments under Article III); provided that, notwithstanding the foregoing (x) no Person shall qualify as an Eligible Assignee without the approval of each Swing Line Lender (such approval not to be unreasonably withheld or delayed), (y) “Eligible Assignee” shall not include a Borrower or any of the Borrowers’ Affiliates and (z) “Eligible Assignee” shall not include any Person that is not a regulated lending institution in the United States, Canada, Japan, Australia or the European Union.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

Section 9.8 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority or self-regulatory body, including in connection with a pledge or assignment in accordance with Section 9.7(g); (c) to the extent required by applicable Laws or by any subpoena or similar legal process provided that the Borrowers are given prompt notice of such subpoena or other process

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(unless the Administrative Agent or Lender is legally prohibited from giving such notice); provided that such Person shall not be held liable for the failure to provide such notice; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of a Borrower; (g) with the consent of the applicable Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than a Borrower; or (iii) to the National Association of Insurance Commissioners or any other similar organization. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Loans. For the purposes of this Section, “Information” means all information received from a Borrower relating to such Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by such Borrower; provided that, in the case of information received from a Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 9.9 Set-off. Upon the occurrence and during the continuance of any Event of Default with respect to a Borrower, nothing in this Agreement shall preclude any Lender, at any time and from time to time, from exercising any right of set-off, counterclaim, or other rights it may have otherwise than under this Agreement and or from applying amounts realized against any and all Obligations owing by such Borrower to such Lender hereunder or under any other Loan Document, now or hereafter existing; provided that in the event that any Defaulting Lender shall exercise any such right of set-off, (x) all amounts so set-off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised the right of set-off. Each Lender agrees promptly to notify the applicable Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

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Section 9.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower.

Section 9.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as of delivery of a manually executed counterpart of this Agreement.

Section 9.12 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

Section 9.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

Section 9.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9.15 Tax Forms.

(a)       (i) Each Tranche A Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Foreign Lender”) shall deliver to TMCC (with a

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copy to the Administrative Agent), prior to becoming a party to this Agreement (or upon accepting an assignment of an interest herein) two duly signed completed copies of (x) IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, withholding tax on payments to be made to such Foreign Lender pursuant to this Agreement), (y) IRS Form W-8ECI or any successor thereto (relating to payments to be made to such Foreign Lender pursuant to this Agreement) or (z) such other evidence satisfactory to TMCC and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, U.S. withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, and as reasonably requested by TMCC in writing, each such Foreign Lender shall, to the extent it may lawfully do so, (A) promptly submit to TMCC (with a copy to the Administrative Agent) such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States Laws and regulations to avoid, or such evidence as is satisfactory to TMCC of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by TMCC pursuant to this Agreement, (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that TMCC make any deduction or withholding for or on account of United States taxes from amounts payable to such Foreign Lender. In addition, in relation to all payments to be made to a Tranche A Lender by TFSUK, such Lender shall cooperate, to the extent it is able to do so, with TFSUK in completing any procedural formalities necessary for TFSUK to obtain authorization to make such a payment without a deduction or withholding for or on account of UK Taxes including, to the extent reasonably practicable, making and filing an appropriate application for relief under a double taxation agreement; provided that, nothing in this Agreement shall require a UK Treaty Lender to register under the HMRC DT Treaty Passport scheme or apply the HMRC DT Treaty Passport scheme to any loan if it has so registered and if a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with Section 9.15(a)(ix) below, no Borrower shall make a DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender's Commitment(s) or its participation in any Loan unless the Lender otherwise agrees.

(ii)        [Reserved].

(iii)       With respect to each Tranche A Lender, to the extent under applicable law such Lender can provide TKG and TLG with a certificate, statement or form required by the German taxing authorities in order to be eligible for exemption from, or reduction of, withholding taxes under German tax law, such Lender shall execute and deliver such certificate, statement or form at the time it becomes a party to this Agreement and from time to time as reasonably requested by TKG or TLG.

(iv)       As of the date that each Lender becomes a Tranche A Lender under this Agreement, each such Lender represents and warrants to the Administrative Agent and TCPR that

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it is an Exempt Lender and agrees that, if Puerto Rico or United States taxing authorities at any time after the date of this Agreement require that such Lender deliver any certificate, statement or form as a condition to exemption from, or reduction of, withholding taxes under the Puerto Rico Code or the Code on any payments by TCPR to such Lender under this Agreement, such Lender shall deliver such certificate, statement or form to the Administrative Agent prior to becoming a party to this Agreement (or upon accepting an assignment of an interest herein). Thereafter and from time to time or as reasonably requested by TCPR in writing, each such Lender, to the extent it may lawfully do so, shall (A) promptly submit to TCPR (with a copy to the Administrative Agent) such duly completed and signed certificates, statements or forms as shall be adopted from time to time by the relevant Puerto Rico or United States taxing authorities and such other evidence as is satisfactory to TCPR of any available exemption from, or reduction of, Puerto Rico and United States withholding taxes in respect of all payments to be made to such Lender by TCPR pursuant to this Agreement, (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that TCPR make any deduction or withholding on or account of Puerto Rico taxes from amounts payable to such Lender.

(v)       If a payment made to the Administrative Agent or a Tranche A Lender hereunder would be subject to U.S. federal withholding tax imposed by FATCA if the Administrative Agent or such Tranche A Lender were to fail to comply with the applicable requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), the Administrative Agent or such Tranche A Lender shall deliver to TMCC and the Administrative Agent, as applicable, at the time or times prescribed by law and at such time or times reasonably requested by TMCC or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by TMCC or the Administrative Agent as may be necessary for TMCC or the Administrative Agent to comply with its obligations under FATCA, to determine that the Administrative Agent or such Tranche A Lender has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (v), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(vi)       Each Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to TMCC (with a copy to the Administrative Agent) on the date when such Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of TMCC or the Administrative Agent (in the reasonable exercise of its discretion), (A) two duly signed completed copies of the certificates, statements or forms required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not, in the case of a Tranche A Lender, subject to Puerto Rico or United States withholding tax; and (B) any information such Lender chooses to transmit with such certificates, statements or forms, and any other certificate or statement of exemption required under the Code.

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(vii)       No Borrower (other than TFSUK) shall be required to pay any additional amount to any Lender under Section 3.1 (A) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits pursuant to this Section 9.15(a) or (B) if such Lender shall have failed to satisfy its obligations under this Section 9.15(a); provided that if such Lender shall have satisfied the requirement of this Section 9.15(a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 9.15(a) shall relieve such Borrower of its obligation to pay any amounts pursuant to Section 3.1 in the event that, as a result of any change in any applicable Law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

(viii)       The Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which a Borrower is not required to pay additional amounts under this Section 9.15(a).

(ix)       (A) A UK Treaty Lender or a US LLC Lender, which becomes party hereto on the date hereof that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence opposite its name in Schedule 2.1; and (B) a UK Treaty Lender or a US LLC Lender, which becomes a party hereto after the date hereof that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in the Assignment and Assumption which it executes, and, in each case, having done so, that Lender shall be under no obligation pursuant to Section 9.15(a)(i) above in relation to all payments to be made by TFSUK to such Lender.

(x)       If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with Section 9.15(ix) above and (A) TFSUK has not made a DTTP Filing in respect of that Lender; or (B) TFSUK has made a DTTP Filing in respect of that Lender but (1) that DTTP Filing has been rejected by HM Revenue & Customs; or (2) HM Revenue & Customs has not given TFSUK authority to make payments to that Lender without a deduction or withholding for or on account of UK Taxes within 60 days of the date of the DTTP Filing, and in each case, TFSUK has notified that Lender in writing, that Lender and TFSUK shall co-operate in completing any additional procedural formalities necessary for TFSUK to obtain authorization to make that payment without a deduction or withholding for or on account of UK Taxes.

(xi)       TFSUK shall, promptly on making a DTTP Filing, deliver a copy of that DTTP Filing to the Administrative Agent for delivery to the relevant Lender.

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(b)       Upon the request of TMCC or the Administrative Agent in writing, each Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then TMCC or the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code and no party hereto shall have any obligation to pay any additional amount to any Lender under Section 3.1 in respect of such withholding.

(c)       If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Aggregate Commitments, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

Section 9.16 Australian GST.

(a)       All consideration, relating to TFA’s participation hereunder, to be paid or provided under or in connection with this Agreement has been calculated without regard to GST. If all or part of any such consideration is the consideration for a taxable supply or chargeable with GST then, when the recipient of the taxable supply provides the consideration (or first part of it):

(i)	it must pay to the supplier an additional amount equal to that consideration (or part) multiplied by the appropriate rate of GST as provided for under the relevant GST Law; and

(ii)	the supplier will promptly provide to the recipient a tax invoice complying with the relevant law relating to GST.

(b)       However, if an adjustment event (for the purposes of the relevant GST Law) arises in respect of any consideration provided by a recipient for a taxable supply which is chargeable with GST then the additional amount paid pursuant to Section 9.16(a) must be adjusted to reflect the adjustment event and the recipient or the supplier (as the case may be) must make any payments necessary to reflect the adjustment.

(c)       This Section 9.16 does not apply to the extent that the GST on the supply is payable by the recipient under Division 84 of the GST Act.

(d)       A term which has a defined meaning in the GST Law has the same meaning when used in this Section 9.16. For the purposes of this Section 9.16: (i) “GST” has the same meaning as given to the term “GST” under the GST Act; (ii) “GST Act” means the Australian A New Tax System (Goods and Services Tax) Act 1999 of Australia; and “GST Law” has the same meaning as given to the term “GST law” under the GST Act.

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Section 9.17 Replacement of Lenders. Under any circumstances set forth herein providing that a Borrower shall have the right to replace a Lender as a party to this Agreement and (i) if any Lender is a Defaulting Lender or (ii) any Lender fails to consent to an amendment, modification or waiver of this Agreement, or to a request that Eurocurrency Rate Loans be made in a currency other than those specifically listed in the definition of “Alternative Currency”, that pursuant to the terms hereof requires consent of all of the Lenders or all of the Lenders affected thereby (provided that, (x) such amendment, modification, waiver or currency request has been consented to by the Required Lenders and (y) all such non-consenting Lenders are replaced on the same terms), TMCC may, upon notice to such Lender and the Administrative Agent, replace such Lender by causing such Lender to assign its Commitment (with the assignment fee to be paid by TMCC in such instance) pursuant to Section 9.7(b) to one or more other Lenders or Eligible Assignees procured by TMCC; provided, however, that if TMCC elects to exercise such rights with respect to any Lender pursuant to Section 3.6(c), it shall be obligated to replace all Lenders that have made similar requests for compensation pursuant to Section 3.1 or 3.4. The applicable Borrower shall (y) pay in full all principal, accrued interest, accrued fees and other amounts owing to such Lender through the date of replacement (including any amounts payable pursuant to Section 3.5) and (z) release such Lender from its obligations under the Loan Documents. Any Lender being replaced shall execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans.

Section 9.18 Governing Law.

(a)       THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)       ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK IN THE CITY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

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(c)       EACH BORROWER OTHER THAN TMCC HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS TMCC, IN THE CASE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS THAT MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY LOAN DOCUMENT, AND TMCC HEREBY IRREVOCABLY ACCEPTS SUCH DESIGNATION, APPOINTMENT AND EMPOWERMENT. SUCH SERVICE MAY BE MADE BY MAILING (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) OR DELIVERING A COPY OF SUCH PROCESS TO SUCH BORROWER IN CARE OF TMCC AT TMCC’S ADDRESS SPECIFIED IN SCHEDULE 9.2, AND EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS TMCC TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) OF COPIES OF SUCH PROCESS TO TMCC OR THE BORROWER OR SUCH LOAN PARTY AT ITS ADDRESS SPECIFIED IN SCHEDULE 9.2. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 9.19 No Advisory or Fiduciary Responsibility In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Sub-Agents, the Arrangers and the Lenders are arm’s-length commercial transactions between such Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Sub-Agents, the Arrangers and the Lenders, on the other hand, (B) such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) such Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Sub-Agents, the Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for such Borrower or any of its Affiliates, or any other Person and (B) none of the Administrative Agent, the Sub-Agents, the Arrangers or the Lenders has any obligation to such Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Sub-Agents, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and neither the Administrative Agent, nor any Sub-Agent, nor any Arranger, nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, each of the Borrowers hereby waives and releases any claims that it may have against the

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Administrative Agent, the Sub-Agents, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 9.20 PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that, pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies such Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Borrower in accordance with the Act, and each Borrower agrees to provide such information in its possession upon the reasonable request of a Lender or the Administrative Agent.

Section 9.21 Judgment. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in US Dollars, Canadian Dollars or Australian Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase US Dollars, Canadian Dollars or Australian Dollars with such other currency at BNP Paribas’s principal office in London at 11:00 a.m. (London time) on the Business Day preceding that on which final judgment is given.

(b)       The obligation of any Borrower in respect of any sum due from it in any currency (the “Primary Currency”) to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be), of any sum adjudged to be so due in such other currency, such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the applicable Primary Currency with such other currency; if the amount of the applicable Primary Currency so purchased is less than such sum due to such Lender or the Administrative Agent (as the case may be) in the applicable Primary Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent (as the case may be) against such loss, and if the amount of the applicable Primary Currency so purchased exceeds such sum due to any Lender or the Administrative Agent (as the case may be) in the applicable Primary Currency, such Lender or the Administrative Agent (as the case may be) agrees to remit to such Borrower such excess.

Section 9.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

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(a)       the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)       the effects of any Bail-In Action on any such liability, including, if applicable:

(i)        a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 9.23 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TOYOTA MOTOR CREDIT CORPORATION

By:	/s/ Cindy Wang
Name:	Cindy Wang
Title:	Vice President – Head of Treasury

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

TOYOTA MOTOR FINANCE (NETHERLANDS) B.V.

By:	/s/ Yoriyuki Hirayama
Name:	Yoriyuki Hirayama
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

TOYOTA FINANCIAL SERVICES (UK) PLC

By:	/s/ Doug Gillies
Name:	Doug Gillies
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

TOYOTA KREDITBANK GMBH

By:	/s/ C. Ruben
Name:	C. Ruben
Title:	Managing Director

By:	/s/ I. Ljubica
Name:	I. Ljubica
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

TOYOTA CREDIT DE PUERTO RICO CORP.

By:	/s/ Cindy Wang
Name:	Cindy Wang
Title:	Vice President – Head of Treasury
Toyota Motor Credit Corporation

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

TOYOTA CREDIT CANADA INC.

By:	/s/ Fernando Belfiglio
Name:	Fernando Belfiglio
Title:	Vice President, Finance

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

TOYOTA LEASING GMBH

By:	/s/ C. Ruben
Name:	C. Ruben
Title:	Managing Director

By:	/s/ I. Ljubica
Name:	I. Ljubica
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

TOYOTA FINANCE AUSTRALIA LIMITED

By:	/s/ Daniel Noel Miles
Name:	Daniel Noel Miles
Title:	Director

By:	/s/ Adam Paul Hopkins
Name:	Adam Paul Hopkins
Title:	Company Secretary

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BNP PARIBAS, as
Administrative Agent, a Swing Line Agent, a Swing Line Lender and a Lender

By:	/s/ Christopher Sked
Name:	Christopher Sked
Title:	Managing Director

By:	/s/ Karim Remtoula
Name:	Karim Remtoula
Title:	Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BNP PARIBAS, acting through its Canada Branch, as Canadian Sub-Agent and as a Lender

By:	/s/ Monique Vialatou
Name:	Monique Vialatou
Title:	Chief Executive Officer

By:	/s/ Jean Rolin
Name:	Jean Rolin
Title:	Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BNP PARIBAS, SYDNEY branch, as a Swing Line Agent and as a Lender

By:	/s/ Glenn Ross
Name:	Glenn Ross
Title:	Head of Multinational Corporates Coverage,
Australia and New Zealand

By:	/s/ Mark Hutchinson
Name:	Mark Hutchinson
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BNP PARIBAS LONDON, as a Swing Line Agent

By:	/s/ S. Duranti
Name:	S. Duranti
Title:	Head of MNC

By:	/s/ Gary Mobley
Name:	Gary Mobley
Title:	Corporate Manager

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BNP PARIBAS, ACTING THROUGH ITS Singapore branch, as Australian Sub-Agent

By:	/s/ Emmanuel Muchembled
Name:	Emmanuel Muchembled
Title:	Authorized Signatory

By:	/s/ Tan Siew Chin
Name:	Tan Siew Chin
Title:	Authorized Signatory

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

CITIBANK, N.A., as a Syndication Agent, Swing Line Lender and a Lender

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

CITIBANK, N.A., CANADIAN BRANCH, as a Lender

By:	/s/ Niyousha Zarinpour
Name:	Niyousha Zarinpour
Title:	Authorized Signer

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

CITIBANK, N.A., SYDNEY BRANCH, a Swing Line Lender and a Lender

By:	/s/ Martin Fox
Name:	Martin Fox
Title:	Vice President

By:	/s/ Cameron Castles
Name:	Cameron Castles
Title:	Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BANK OF AMERICA, N.A., as a Syndication Agent, Swing Line Lender and a Lender

By:	/s/ Prathamesh Kshirsagar
Name:	Prathamesh Kshirsagar
Title:	Associate

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Syndication Agent and as a Lender

By:	/s/ Minoru Hagio
Name:	Minoru Hagio
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Siddharth Lahiri
Name:	Siddharth Lahiri
Title:	Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

SOCIÉTÉ GENERALE, as a Lender

By:	/s/ Nigel Elvey
Name:	Nigel Elvey
Title:	Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Hiroyuki Suzuki
Name:	Hiroyuki Suzuki
Title:	Executive Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Kazunori Murakami
Name:	Kazunori Murakami
Title:	Joint General Manager

By:	/s/ Atsushi Fujimura
Name:	Atsushi Fujimura
Title:	Deputy General Manager

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

SUMITOMO MITSUI BANKING CORPORATION, SYDNEY BRANCH as a Lender

By:	/s/ Takamitsu Kajii
Name:	Takamitsu Kajii
Title:	Joint General Manager

By:	/s/ Mitsunori Hamada
Name:	Mitsunori Hamada
Title:	Head of Corporate Japanese

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH, as a Lender

By:	/s/ Daisuke Tanaka
Name:	Daisuke Tanaka
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, as a Lender

By:	/s/ Kelly Poon Ka Yee
Name:	Kelly Poon Ka Yee
Title:	MGR OPS

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

LLOYDS BANK PLC, as a Lender

By:	/s/ Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Naoaki Saito
Name:	Naoaki Saito
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Benjamin Lennon
Name:	Benjamin Lennon
Title:	Authorized Signatory

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

NATIONAL AUSTRALIA BANK LIMITED, as a Lender

By:	/s/ Tony Carr
Name:	Tony Carr
Title:	Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

THE TORONTO DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

THE TORONTO-DOMINION BANK, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

THE TORONTO DOMINION BANK, as Lending Office for Loans to TFSUK, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Jill Wong
Name:	Jill Wong
Title:	Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BANK OF MONTREAL, as a Lender

By:	/s/ Martin Stevenson
Name:	Martin Stevenson
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:	/s/ Brian L. Banke
Name:	Brian L. Banke
Title:	Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BANK OF MONTREAL, LONDON BRANCH as a Lender

By:	/s/ Anthony Ebdon
Name:	Anthony Ebdon
Title:	Managing Director

By:	/s/ Andy McClinton
Name:	Andy McClinton
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

By:	/s/ Raj Khanna
Name:	Raj Khanna
Title:	Executive Director

By:	/s/ Matthews Reis
Name:	Matthews Reis
Title:	Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Robert Robin
Name:	Robert Robin
Title:	Authorized Signatory

By:	/s/ Melissa E. Brown
Name:	Melissa E. Brown
Title:	Authorized Signatory

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

CANADIAN IMPERIAL BANK OF COMMERCE, LONDON BRANCH, as a Lender

By:	/s/ Sarah Heavey
Name:	Sarah Heavey
Title:	Executive Director

By:	/s/ Paul Weidemann
Name:	Paul Weidemann
Title:	Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Christina Halder
Name:	Christina Halder
Title:	Vice President

By:	/s/ Ann-Thea Schneider
Name:	Ann-Thea Schneider
Title:	Assistant Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Kim Snyder
Name:	Kim Snyder
Title:	Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

FIFTH THIRD BANK, as a Lender

By:	/s/ Jody Shoup
Name:	Jody Shoup
Title:	Vice President

FIFTH THIRD BANK, Operating through its Canadian Branch, as a Lender

By:	/s/ Mauro Spagnolo
Name:	Mauro Spagnolo
Title:	Managing Director & Principal Officer

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	First Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Fiyaz Khan
Name:	Fiyaz Khan
Title:	Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Tom Taylor
Name:	Tom Taylor
Title:	Director

By:	/s/ Mario Fogliati
Name:	Mario Fogliati
Title:	Associate Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BANCO BRADESCO S.A., NEW YORK BRANCH, as a Lender

By:	/s/ Adrian A. G. Costa
Name:	Adrian A. G. Costa
Title:

By:	/s/ Mauro Lopes
Name:	Mauro Lopes
Title:

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Managing Director

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

MITSUBISHI UFJ TRUST AND BANKING CORPORATION, NEW YORK BRANCH, as a Lender

By:	/s/ Kota Goto
Name:	Kota Goto
Title:	Senior Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Toshiyuki Shigeta
Name:	Toshiyuki Shigeta
Title:	Vice President

[Signature Page to Toyota 364-Day Credit Agreement (2016)]

SCHEDULE 2.1

COMMITMENTS
AND PRO RATA SHARES

Lender	Tranche A Commitment (US$)	Tranche B Commitment (US$)	Tranche C Commitment (US$)	Swing Line Commitment for US Dollars, Euro, Sterling and Canadian Dollars (US$)	Swing Line Commitment for Australian Dollars (US$)	Commitment Cap (US$)
BNP Paribas (Tranche B Commitment is held by BNP Paribas, acting through its Canada Branch), DTTP Number: 5/B/255139/DTTP	364,166,666.66	23,349,707.60	16,666,666.66	416,666,666.66	56,666,666.66	364,166,666.66
Citibank, N.A. (Tranche B Commitment is held by Citibank, N.A., Canadian Branch), DTTP Number: 13/C/62301/DTTP	364,166,666.66	23,349,707.60	16,666,666.67	416,666,666.67	56,666,666.66	364,166,666.66
Bank of America, N.A. (Tranche B Commitment is held by Bank of America, Canada Branch), DTTP Number: 13/B/7418/DTTP	364,166,666.66	23,349,707.60	16,666,666.67	416,666,666.67	33,333,333.34	364,166,666.66
Bank of Tokyo-Mitsubishi UFJ, Ltd., DTTP Number: 43/B/322072/DTTP	364,166,666.66	23,349,707.60	16,666,666.67			364,166,666.66
JPMorgan Chase Bank, N.A., DTTP Number: 13/M/268710/DTTP	268,333,333.34	16,678,362.57	10,000,000.00			268,333,333.34
Societe Generale, DTTP Number: 5/S/70085/DTTP	268,333,333.34	16,678,362.57	10,000,000.00			268,333,333.34
Sumitomo Mitsui Banking Corporation (Tranche B Commitment is held by Sumitomo Mitsui Banking Corporation, Canada Branch and Tranche C	268,333,333.34	16,678,362.57	10,000,000.00			268,333,333.34

 1

Lender	Tranche A Commitment (US$)	Tranche B Commitment (US$)	Tranche C Commitment (US$)	Swing Line Commitment for US Dollars, Euro, Sterling and Canadian Dollars (US$)	Swing Line Commitment for Australian Dollars (US$)	Commitment Cap (US$)
Commitment is held by Sumitomo Mitsui Banking Corporation, Sydney Branch), DTTP Number: 43/S/274647/DTTP
The Hongkong and Shanghai Banking Corporation Limited, DTTP Number: 99/H/358123/DTTP	268,333,333.34	16,678,362.57	10,000,000.00			268,333,333.34
Barclays Bank PLC, DTTP Number: N/A	235,000,000.00		10,000,000.00			235,000,000.00
Lloyds Bank plc, DTTP Number: N/A	235,000,000.00		10,000,000.00			235,000,000.00
Mizuho Bank, Ltd., DTTP Number: N/A	235,000,000.00	16,678,362.58	10,000,000.00			235,000,000.00
Royal Bank of Canada, DTTP Number: N/A	235,000,000.00	235,000,000.00	10,000,000.00			235,000,000.00
Australia and New Zealand Banking Group Limited, DTTP Number: 2/A/204986/DTTP	166,666,666.67		166,666,666.67		166,666,666.67	166,666,666.67
National Australia Bank Limited, DTTP Number: 2/N/11208/DTTP	166,666,666.67		166,666,666.67		166,666,666.67	166,666,666.67
The Toronto Dominion Bank, DTTP Number: 3/T/80000/DTTP	166,666,666.67	166,666,666.67	3,333,333.33			166,666,666.67
Credit Agricole Corporate and Investment Bank, DTTP Number: 5/C/222082/DTTP	156,666,666.67		5,000,000.00			156,666,666.67
Morgan Stanley Bank, N.A., DTTP Number: 13/M/307216/DTTP	150,000,000.00					150,000,000.00
Bank of Montreal, Chicago	91,666,666.67	91,666,666.67				91,666,666.67

 2

Lender	Tranche A Commitment (US$)	Tranche B Commitment (US$)	Tranche C Commitment (US$)	Swing Line Commitment for US Dollars, Euro, Sterling and Canadian Dollars (US$)	Swing Line Commitment for Australian Dollars (US$)	Commitment Cap (US$)
Branch, DTTP Number: 3/M/270436/DTTP
Canadian Imperial Bank of Commerce/ Canadian Imperial Bank of Commerce, London Branch (Tranche B Commitment is held by Canadian Imperial Bank of Commerce), DTTP Number: N/A	91,666,666.67	91,666,666.67	3,333,333.33			91,666,666.67
Commerzbank AG, New York Branch, DTTP Number: 7/C/25382/DTTP	91,666,666.67					91,666,666.67
The Bank of Nova Scotia, DTTP Number: 3/T/366714	91,666,666.67	91,666,666.67	3,333,333.33			91,666,666.67
Fifth Third Bank, DTTP Number: 13/F/24267/DTTP	66,666,666.66	13,342,690.06				66,666,666.66
The Bank of New York Mellon, DTTP Number: N/A	66,666,666.66					66,666,666.66
The Northern Trust Company, DTTP Number: N/A	45,000,000.00					45,000,000.00
UniCredit Bank AG, New York Branch, DTTP Number: 7/U/237605/DTTP	45,000,000.00		5,000,000.00			45,000,000.00
Banco Bradesco S.A., New York Branch, DTTP Number: N/A	33,333,333.33					33,333,333.33
Bank of China, New York Branch, DTTP Number: 23/B/368424/DTTP	33,333,333.33					33,333,333.33
Mitsubishi UFJ Trust & Banking Corporation, New York Branch	33,333,333.33					33,333,333.33

 3

Lender	Tranche A Commitment (US$)	Tranche B Commitment (US$)	Tranche C Commitment (US$)	Swing Line Commitment for US Dollars, Euro, Sterling and Canadian Dollars (US$)	Swing Line Commitment for Australian Dollars (US$)	Commitment Cap (US$)
DTTP Number: N/A
Sumitomo Mitsui Trust Bank, Limited, New York Branch, DTTP Number: 43/S/70935/DTTP	33,333,333.33					33,333,333.33
TOTAL:	5,000,000,000.00	866,800,000.00	500,000,000.00	1,250,000,000.00	480,000,000.00	5,000,000,000.00

 4

Lender	Pro Rata Share of Tranche A	Pro Rata Share of Tranche B	Pro Rata Share of Tranche C	Pro Rata Share of Commitment Cap
BNP Paribas (Tranche B Commitment is held by BNP Paribas, acting through its Canada Branch)	7.283%	2.694%	3.333%	7.283%
Citibank, N.A. (Tranche B Commitment is held by Citibank, N.A., Canadian Branch)	7.283%	2.694%	3.333%	7.283%
Bank of America, N.A. (Tranche B Commitment is held by Bank of America, Canada Branch)	7.283%	2.694%	3.333%	7.283%
Bank of Tokyo-Mitsubishi UFJ, Ltd.	7.283%	2.694%	3.333%	7.283%
JPMorgan Chase Bank, N.A.	5.367%	1.924%	2.000%	5.367%
Societe Generale	5.367%	1.924%	2.000%	5.367%
Sumitomo Mitsui Banking Corporation (Tranche B Commitment is held by Sumitomo Mitsui Banking Corporation, Canada Branch and Tranche C Commitment is held by Sumitomo Mitsui Banking Corporation, Sydney Branch)	5.367%	1.924%	2.000%	5.367%
The Hongkong and Shanghai Banking Corporation Limited	5.367%	1.924%	2.000%	5.367%
Barclays Bank PLC	4.700%	0.000%	2.000%	4.700%
Lloyds Bank plc	4.700%	0.000%	2.000%	4.700%
Mizuho Bank, Ltd.	4.700%	1.924%	2.000%	4.700%
Royal Bank of Canada	4.700%	27.111%	2.000%	4.700%
Australia and New Zealand Banking Group Limited	3.333%	0.000%	33.333%	3.333%
National Australia Bank Limited	3.333%	0.000%	33.333%	3.333%
The Toronto Dominion Bank	3.333%	19.228%	0.667%	3.333%
Credit Agricole Corporate and Investment Bank	3.133%	0.000%	1.000%	3.133%

 5

Lender	Pro Rata Share of Tranche A	Pro Rata Share of Tranche B	Pro Rata Share of Tranche C	Pro Rata Share of Commitment Cap
Morgan Stanley Bank, N.A.	3.000%	0.000%	0.000%	3.000%
Bank of Montreal, Chicago Branch	1.833%	10.575%	0.000%	1.833%
Canadian Imperial Bank of Commerce/ Canadian Imperial Bank of Commerce, London Branch (Tranche B Commitment is held by Canadian Imperial Bank of Commerce)	1.833%	10.575%	0.667%	1.833%
Commerzbank AG, New York and Grand Cayman Branches	1.833%	0.000%	0.000%	1.833%
The Bank of Nova Scotia	1.833%	10.575%	0.667%	1.833%
Fifth Third Bank	1.333%	1.539%	0.000%	1.333%
The Bank of New York Mellon	1.333%	0.000%	0.000%	1.333%
The Northern Trust Company	0.900%	0.000%	0.000%	0.900%
UniCredit Bank AG, New York Branch	0.900%	0.000%	1.000%	0.900%
Banco Bradesco S.A., New York Branch	0.667%	0.000%	0.000%	0.667%
Bank of China, New York Branch	0.667%	0.000%	0.000%	0.667%
Mitsubishi UFJ Trust & Banking Corporation, New York Branch	0.667%	0.000%	0.000%	0.667%
Sumitomo Mitsui Trust Bank, Limited, New York Branch	0.667%	0.000%	0.000%	0.667%
TOTAL:	100.0%	100.0%	100.0%	100.0%

 6

SCHEDULE 9.2

ADMINISTRATIVE AGENT’S OFFICE,
CERTAIN ADDRESSES FOR NOTICES

ADMINISTRATIVE AGENT:

Administrative Agent’s Office
(for Notices of Payments and Requests for Loans):

BNP Paribas RCC Inc.
525 Washington Boulevard
8th Floor
Jersey City, NJ 07310
Attention:  Dina Wilson
Telephone: 201-850-6807
Facsimile:  201-616-7912
Electronic Mail: nyls_agency_support@us.bnpparibas.com

(for Payments):

US Dollar (USD)

Bank:	BNP Paribas, New York
ABA No:	026-007-689
ACCT No:	52131543476
ACCT Name:	BNP Paribas Chicago Branch
Ref:	Toyota

Canadian Dollar (CAD)

Bank:	BNP Paribas, Montreal
(BNPACAMMXXX)
FFC Name:	BNP Paribas Chicago Branch
(BNPAUS3NXXX)
Account No:	00025-010038-001-71
Attn:	Loan Servicing
Ref:	Toyota

Eurocurrency (EUR)

Bank:	BNP Paribas, Paris
(BNPAFRPPXXX)
FFC Name:	BNP Paribas, Chicago Branch
(BNPAUS3NXXX)
Account No:	40080257

 1

IBAN No:	FR7630004008970004008025726
Attn:	Loan Servicing
Ref:	Toyota

British Pounds (GBP)

Bank:	BNP Paribas, London
(BNPAGB22XXX)
Sort Code:	23 46 35
FFC Name:	BNP Paribas, Chicago Branch
(BNPAUS3NXXX)
Account No:	09618023009001GBP
Attn:	Loan Servicing
Ref:	Toyota Motor Credit Corporation

CANADIAN SUB-AGENT:

(for Notices of Payments and Requests for Loans):

BNP Paribas
1981 McGill College
Montreal QC H3A 2W8 CANADA
Attention: Violeta Rosales/Quan Lai, Loan Administrator/ Team Leader

Telephone: 1-888-284-6220
Facsimile: 855-722-4445
Electronic Mail: cals.support@ca.bnpparibas.com

•

(for Payments):

US Dollar (USD)

Clearing Agent/Payment To: BNPAUS3N
ABA No.: 026007689
Beneficiary Bank:  BNPACAMM
Beneficiary: BNP Paribas, Account No.: 00025-521315-434-80

Reference: Toyota Credit Canada Inc.
Attention: cals.support@ca.bnpparibas.com

Canadian Dollar (CAD)

•  Beneficiary Bank:  BNPACAMM
Beneficiary: BNP Paribas, Account No.: 00025-521315-434-80
Reference: Toyota Credit Canada Inc.
Attention: cals.support@ca.bnpparibas.com

 2

AUSTRALIAN SUB-AGENT:

(for Notices of Payments and Requests for Loans):

BNP Paribas, acting through its Singapore Branch

10 Collyer Quay

Level 34 Ocean Financial Centre

Singapore 049315

Attention: Regional Agency – Tan Siew Chin / Noelle Lim

Telephone: 65 6210 1502 / 65 6210 1501

Facsimile: 65 6210 1500

Email: agency.singapore@asia.bnpparibas.com

(for Payments):

US Dollar (USD)

Correspondent Bank: BNP Paribas, New York

Swift: BNPAUS3N

CHIPS UID 064920

Beneficiary: BNP Paribas, Singapore Branch

Swift: BNPASGSG

Account No: 200-195286-003-39

Reference: Toyota Finance Australia, Ltd

Attn: Regional Agency

Australian Dollar (AUD)

Correspondent Bank: National Australia Bank Ltd, Melbourne

Swift: NATAAU33032

Beneficiary: BNP Paribas, Singapore Branch

Swift: BNPASGSG

Account No.: 1803-004049-500

Reference: Toyota Finance Australia, Ltd

Attn: Regional Agency
Australian Dollar (AUD)

SWING LINE AGENT:

(for Notices of Payments and Requests for Loans):

US Dollar and Canadian Swing Line Loans:
BNP Paribas RCC Inc.
525 Washington Boulevard
8th Floor
Jersey City, NJ 07310
Attention:  Dina Wilson
Telephone: 201-850-6807
Facsimile:   201-850-4020
Electronic Mail: nyls_agency_support@us.bnpparibas.com

 3

Payment instructions:

US Dollar (USD)

BNP Paribas, New York
ABA No: 026-007-689
ACCT No: 52131543476
ACCT Name: BNP Paribas Chicago Branch
Ref: Toyota

Canadian Dollar (CAD)

Bank: BNP Paribas, Montreal (Swift code: BNPACAMMXXX)

For further credit to: BNP Paribas, Chicago Branch (Swift code: BNPAUS3NXXX)

Account No: 00025-010038-001-71

Ref: Toyota Credit Canada Inc.

Attn: Loan Servicing

EUR and GBP Swing Line Loans:
Loans and Agency Desk
BNP Paribas London
10 Harewood Avenue
London NW1 6AA
Telephone: 44 (0)20 7595 4332
Facsimile:  44 (0)20 7595 6195
Electronic Mail: lisa.verdigi@uk.bnpparibas.com

Payment instructions:

EUR
BNP Paribas Paris
Swift BNPAFRPP
BNP Paribas London
Swift BNPAGB22
Account 02280424
IBAN No: FR7630004008970000228042426

GBP
BNP Paribas London
BNPAGB22
Sort Code 23-46-35
Account No : 50117609
IBAN No: GB86BARC20325350117609

 4

AUD Swing Line Loans:
(for Notices of Payments and Requests for Loans):

BNP Paribas, Sydney Branch
60 Castlereagh St
Sydney NSW 2000
Australia
Attention: CIB Operations – Susan Mayo / Gary Buckley
Telephone No: 61 2 9619 6280 / 61 2 9619 6279
Facsimile: 61 2 9006 9063
Email: bnppops@au.bnpparibas.com, susan.mayo@au.bnpparibas.com, gary.buckley@au.bnpparibas.com

(for Payments):

US Dollar (USD)
Correspondent Bank: BNP Paribas, New York
Swift: BNPAUS3N
CHIPS UID 011702
Beneficiary: BNP Paribas, Sydney Branch
Swift: BNPAAU2S
Account No: 020019548000145
Reference: Toyota Finance Australia Limited - 00200 200735 425
Attn: Loans Admin

Australian Dollar (AUD)
Correspondent Bank: BNP Paribas, Sydney Branch
Swift: BNPAAU2S
Beneficiary: BNP Paribas, Sydney Branch
Swift: BNPAAU2S
Account No.: 00200 838890 402
Reference: Toyota Finance Australia Limited – 00200 200735 425
Attn: Loans Admin

BORROWERS:

Toyota Motor Credit Corporation

19001 South Western Avenue

P.O. Box 2958

Mail Stop NF-10

Torrance, CA 90509-2958

Attention:  Treasury Operations

Email:  TFS_Treasury_Operations@toyota.com

Telephone: (310) 468-4076

Facsimile: (310) 381-7739

 5

Toyota Motor Finance (Netherlands) B.V.

World Trade Center Amsterdam

Tower H, Level 10, Zuidplein 90

1077 XV Amsterdam

The Netherlands

Attention: Chief Financial Officer

Telephone: 31 20 502 5314

Telefax: 31 20 502 5319

With a copy to:

Toyota Motor Credit Corporation

19001 South Western Avenue

P.O. Box 2958

Mail Stop NF-10

Torrance, CA 90509-2958

Attention:  Treasury Operations

Email:  TFS_Treasury_Operations@toyota.com

Telephone: (310) 468-4076

Facsimile: (310) 381-7739

With a copy to:

Toyota Financial Services (UK) PLC

Great Burgh

Burgh Heath

Epsom

Surrey KT18 5UZ

United Kingdom

Attention: General Manager – Front Office Treasury, EAR

Telephone: 44 (0) 1737 365 594

Facsimile: 44 (0) 1737 365 596

Toyota Financial Services (UK) PLC

Great Burgh

Burgh Heath

Epsom

Surrey KT18 5UZ

United Kingdom

Attention: General Manager – Front Office Treasury, EAR

Telephone: 44 (0) 1737 365 594

Facsimile: 44 (0) 1737 365 596

With a copy to:

 6

Toyota Motor Credit Corporation

19001 South Western Avenue

P.O. Box 2958

Mail Stop NF-10

Torrance, CA 90509-2958

Attention:  Treasury Operations

Email:  TFS_Treasury_Operations@toyota.com

Telephone: (310) 468-4076

Facsimile: (310) 381-7739

Toyota Kreditbank GmbH

c/o Toyota Financial Services (UK) PLC

Great Burgh

Burgh Heath

Epsom

Surrey KT18 5UZ

United Kingdom

Attention: General Manager – Front Office Treasury, EAR

Telephone: 44 (0) 1737 365 594

Facsimile: 44 (0) 1737 365 596

With a copy to:

Toyota Motor Credit Corporation

19001 South Western Avenue

P.O. Box 2958

Mail Stop NF-10

Torrance, CA 90509-2958

Attention:  Treasury Operations

Email:  TFS_Treasury_Operations@toyota.com

Telephone: (310) 468-4076

Facsimile: (310) 381-7739

Toyota Credit de Puerto Rico Corp.

c/o Toyota Motor Credit Corporation

19001 South Western Avenue

P.O. Box 2958

Mail Stop NF-10

Torrance, CA 90509-2958

Attention:  Treasury Operations

Email:  TFS_Treasury_Operations@toyota.com

Telephone: (310) 468-4076

Facsimile: (310) 381-7739

 7

Toyota Credit Canada Inc.

80 Micro Court, Suite 200

Markham, Ontario

Canada L3R 9Z5

Attention: Head of Treasury

Telephone: (905) 513-5409

With a copy to:

Toyota Motor Credit Corporation

19001 South Western Avenue

P.O. Box 2958

Mail Stop NF-10

Torrance, CA 90509-2958

Attention:  Treasury Operations

Email:  TFS_Treasury_Operations@toyota.com

Telephone: (310) 468-4076

Facsimile: (310) 381-7739

Toyota Leasing GmbH

c/o Toyota Financial Services (UK) PLC

Great Burgh

Burgh Heath

Epsom

Surrey KT18 5UZ

United Kingdom

Attention: General Manager – Front Office Treasury, EAR

Telephone: 44 (0) 1737 365 594

Facsimile: 44 (0) 1737 365 596

With a copy to:

Toyota Motor Credit Corporation

19001 South Western Avenue

P.O. Box 2958

Mail Stop NF-10

Torrance, CA 90509-2958

Attention:  Treasury Operations

Email:  TFS_Treasury_Operations@toyota.com

Telephone: (310) 468-4076

Facsimile: (310) 381-7739

 8

Toyota Finance Australia Limited

Toyota Finance Australia Limited
207 Pacific Highway
St Leonards NSW 2065
Locked Bag 900
Milsons Point NSW 1565
Attention: Treasury
Telephone: +61 2 9430 0000
Facsimile: +61 2 9430 0913

With a copy to:

Toyota Motor Credit Corporation

19001 South Western Avenue

P.O. Box 2958

Mail Stop NF-10

Torrance, CA 90509-2958

Attention:  Treasury Operations

Email:  TFS_Treasury_Operations@toyota.com

Telephone: (310) 468-4076

Facsimile: (310) 381-7739

Website:

Investor Relations section of www.toyotafinancial.com

 9

exhibit a-1

FORM OF COMMITTED LOAN NOTICE

Date: ___________, _____

To:	BNP Paribas, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain 364 Day Credit Agreement, dated as of November 15, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Toyota Motor Credit Corporation, a California corporation, Toyota Motor Finance (Netherlands) B.V., a corporation organized under the laws of the Netherlands, Toyota Financial Services (UK) PLC, a corporation organized under the laws of England, Toyota Leasing GmbH, a corporation organized under the laws of Germany, Toyota Credit de Puerto Rico Corp., a corporation organized under the laws of Puerto Rico, Toyota Credit Canada Inc., a corporation organized under the laws of Canada, Toyota Kreditbank GmbH, a corporation organized under the laws of Germany, Toyota Finance Australia Limited, a corporation incorporated under the laws of the Commonwealth of Australia, the Lenders from time to time party thereto, BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. and Bank of America, N.A. as Swing Line Lenders and Citibank, N.A., Bank of America, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Syndication Agents.

The undersigned hereby requests (select one):

☐ A Borrowing of Committed Loans	☐ A conversion or continuation of Loans

1. On                                                                                          (a Business Day).

2. In the amount of [US$][CDN$][€][£][A$]          .

3. Comprised of                                                          . [Type of Committed Loan requested]

4. For Eurocurrency Rate Loans: with an Interest Period of months.

5. For Bankers’ Acceptances, Drafts and BA Equivalent Notes: with a BA Maturity Date of               days.

[The Committed Borrowing requested herein complies with the proviso to the first sentence of Section 2.1[(a)][(b)]] of the Agreement.]

 1

[After giving effect to the requested Committed Borrowing, the Unused Tranche A Commitment will exceed the Dollar Equivalent of EUR 300,000,000 (as determined by the Administrative Agent)] [After giving effect to the requested Committed Borrowing, the Unused Tranche A Commitment will be less than or equal to the Dollar Equivalent of EUR 300,000,000 (as determined by the Administrative Agent), and TKG has borrowed EUR 300,000,000 as of the date of the proposed Committed Borrowing.] [After giving effect to the requested Committed Borrowing, (x) the Unused Tranche A Commitment will be less than or equal to the Dollar Equivalent of EUR 300,000,000 (as determined by the Administrative Agent), (y) TKG has not borrowed EUR 300,000,000 as of the date the proposed Committed Borrowing is to be made, and (z) the consent of TKG for the proposed Committed Borrowing has been obtained or has been waived by TKG.]

[The undersigned hereby represents and warrants that the conditions set forth in Section 4.2(a) and (b) have been satisfied on and as of the date the Committed Loans are borrowed, including, without limitation, that the Borrowing is within the Borrower’s corporate powers, has been duly authorized by all necessary corporate action, and the amount of the Committed Borrowing does not exceed such authorization.]

[TOYOTA MOTOR CREDIT CORPORATION] [TOYOTA MOTOR FINANCE (NETHERLANDS) B.V.] [TOYOTA FINANCIAL SERVICES (UK) PLC] [TOYOTA KREDITBANK GMBH] [TOYOTA LEASING GMBH]

[as Borrowers’ Representative for]

[TOYOTA MOTOR CREDIT CORPORATION] [TOYOTA CREDIT DE PUERTO RICO CORP.] [TOYOTA CREDIT CANADA INC.] [Toyota Finance Australia Limited]

By:
Name:
Title:

 2

exhibit a-2

FORM OF SWING LINE LOAN NOTICE

Date: ___________, _____

To:	BNP Paribas, as Swing Line Agent BNP Paribas, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain 364 Day Credit Agreement, dated as of November 15, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Toyota Motor Credit Corporation, a California corporation, Toyota Motor Finance (Netherlands) B.V., a corporation organized under the laws of the Netherlands, Toyota Financial Services (UK) PLC, a corporation organized under the laws of England, Toyota Leasing GmbH, a corporation organized under the laws of Germany, Toyota Credit de Puerto Rico Corp., a corporation organized under the laws of Puerto Rico, Toyota Credit Canada Inc., a corporation organized under the laws of Canada, Toyota Kreditbank GmbH, a corporation organized under the laws of Germany, Toyota Finance Australia Limited, a corporation incorporated under the laws of the Commonwealth of Australia, the Lenders from time to time party thereto, BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. and Bank of America, N.A. as Swing Line Lenders and Citibank, N.A., Bank of America, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Syndication Agents.

The undersigned hereby requests a Swing Line Loan:

1.     On                                                                                    (a Business Day).

2.     In the amount of [US$][CDN$][€][£][A$]               .

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.16(a) of the Agreement.

[After giving effect to the requested Swing Line Loan, the Unused Tranche A Commitment will exceed the Dollar Equivalent of EUR 300,000,000 (as determined by the Administrative Agent)] [After giving effect to the requested Swing Line Loan, the Unused Tranche A Commitment will be less than or equal to the Dollar Equivalent of EUR 300,000,000 (as determined by the Administrative Agent), and TKG has borrowed EUR 300,000,000 as of the date of the proposed Swing Line Loan.] [After giving effect to the requested Swing Line Loan, (x) the Unused Tranche A Commitment will be less than or equal to the Dollar Equivalent of EUR 300,000,000 (as determined by the Administrative Agent), (y) TKG has not borrowed EUR

 1

300,000,000 as of the date the proposed Swing Line Loan is to be made, and (z) the consent of TKG for the proposed Swing Line Loan has been obtained or has been waived by TKG.]

The undersigned hereby represents and warrants that the conditions set forth in Section 4.2(a) and (b) have been satisfied on and as of the date the Swing Line Loans are borrowed, including, without limitation, that the Borrowing is within the Borrower’s corporate powers, has been duly authorized by all necessary corporate action, and the amount of the Swing Line Loan does not exceed such authorization.

[TOYOTA MOTOR CREDIT CORPORATION] [TOYOTA MOTOR FINANCE (NETHERLANDS) B.V.] [TOYOTA FINANCIAL SERVICES (UK) PLC] [TOYOTA KREDITBANK GMBH] [TOYOTA LEASING GMBH]

[as Borrowers’ Representative for]

[TOYOTA MOTOR CREDIT CORPORATION] [TOYOTA CREDIT DE PUERTO RICO CORP.] [TOYOTA CREDIT CANADA INC.] [Toyota Finance Australia Limited]

By:
Name:
Title:

 2

exhibit b

FORM OF NOTE

__________, 200_

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay, without setoff or counterclaim, to _____________________ (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain 364 Day Credit Agreement, dated as of November 15, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Toyota Motor Credit Corporation, a California corporation, Toyota Motor Finance (Netherlands) B.V., a corporation organized under the laws of the Netherlands, Toyota Financial Services (UK) PLC, a corporation organized under the laws of England, Toyota Leasing GmbH, a corporation organized under the laws of Germany, Toyota Credit de Puerto Rico Corp., a corporation organized under the laws of Puerto Rico, Toyota Credit Canada Inc., a corporation organized under the laws of Canada, Toyota Kreditbank GmbH, a corporation organized under the laws of Germany, Toyota Finance Australia Limited, a corporation incorporated under the laws of the Commonwealth of Australia, the Lenders from time to time party thereto, BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. and Bank of America, N.A. as Swing Line Lenders and Citibank, N.A., Bank of America, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Syndication Agents.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in US Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

[Signature page follows]

 1

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[TOYOTA MOTOR CREDIT CORPORATION]
[TOYOTA MOTOR FINANCE
(NETHERLANDS) B.V.]
[TOYOTA FINANCIAL SERVICES (UK) PLC]
[TOYOTA KREDITBANK GMBH]
[TOYOTA CREDIT DE PUERTO RICO CORP.]
[TOYOTA CREDIT CANADA INC.]
[TOYOTA LEASING GMBH]
[Toyota Finance Australia Limited]

By:
Name:
Title:

 2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

 3

exhibit c

[Reserved]

 1

exhibit d

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at Law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.     Assignor: ______________________________

2.     Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]1]

3.     Borrower(s): [Toyota Motor Credit Corporation] [Toyota Motor Finance (Netherlands) B.V.] [Toyota Financial Services (UK) PLC] [Toyota Leasing GmbH] [Toyota Credit de Puerto Rico Corp.] [Toyota Credit Canada Inc.] [Toyota Kreditbank GmbH] [Toyota Finance Australia Limited]

_________________

1 Select as applicable.

 1

4.       Administrative Agent: BNP Paribas, as the administrative agent under the Credit Agreement

5.       Credit Agreement: 364 Day Credit Agreement, dated as of November 15, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Toyota Motor Credit Corporation, a California corporation, Toyota Motor Finance (Netherlands) B.V., a corporation organized under the laws of the Netherlands, Toyota Financial Services (UK) PLC, a corporation organized under the laws of England, Toyota Leasing GmbH, a corporation organized under the laws of Germany, Toyota Credit de Puerto Rico Corp., a corporation organized under the laws of Puerto Rico, Toyota Credit Canada Inc., a corporation organized under the laws of Canada, Toyota Kreditbank GmbH, a corporation organized under the laws of Germany, Toyota Finance Australia Limited, a corporation incorporated under the laws of the Commonwealth of Australia, the Lenders from time to time party thereto, BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. and Bank of America, N.A. as Swing Line Lenders and Citibank, N.A., Bank of America, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Syndication Agents.

6.       Assigned Interest:2

Facility Assigned: Tranche [A][B][C]	Aggregate Amount of Tranche [A][B][C] Commitment/Loans for all Lenders*	Amount of Tranche [A][B][C] Commitment/Loans Assigned*	Percentage Assigned of Tranche [A][B][C] Commitment/Loans[3]	Assignee’s Commitment Cap

Commitment/Committed Loans being assigned	US$_____________	US$______________	______________%	US$________________

_________________

* Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

2 The reference to “Loans” in the table should be used only if the Credit Agreement provides for Term Loans.

3 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

 2

[7. Trade Date: __________________]4

[8. UK Tax Confirmation: The Assignee confirms that the person beneficially entitled to interest payable to that Lender in respect of a Loan to TFSUK is either: (i) a company resident in the United Kingdom for United Kingdom tax purposes; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment which brings into account interest payable in respect of that Loan in computing its chargeable profits (within the meaning given by section 19 of the UK CTA).]5

[9. HMRC DT Treaty Passport: The Assignee confirms that it holds a passport under the HMRC DT Treaty Passport scheme (reference number:__________) and is tax resident in ___________, so that interest payable to it by borrowers is generally subject to full exemption from UK withholding tax and requests that the Administrative Agent notify TFSUK that it wishes the scheme to apply to the Credit Agreement and that TFSUK should make a DTTP Filing.]6

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

________________

4 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

5 Include in this section 8 if the Borrower is TFSUK and the Assignee comes within (a)(ii) of the definition of UK Qualifying Lender in Section 1.1.

6 This confirmation must be included if the Borrower is TFSUK and the Assignee holds a passport under the HMRC DT Treaty Passport scheme and wishes that scheme to apply to the Credit Agreement.

 3

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

 1

[Consented to and][7] Accepted:

[NAME OF ADMINISTRATIVE AGENT], as
Administrative Agent

By:
Title:

[Consented to:][8]

By:
Title:

____________________

7 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

8 To be added only if the consent of the applicable Borrower and/or other parties is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

(364 DAY CREDIT AGREEMENT, DATED AS OF NOVEMBER 15, 2016 (AS AMENDED, RESTATED, EXTENDED, SUPPLEMENTED OR OTHERWISE MODIFIED IN WRITING FROM TIME TO TIME, THE “AGREEMENT;” THE TERMS DEFINED THEREIN BEING USED HEREIN AS THEREIN DEFINED), AMONG TOYOTA MOTOR CREDIT CORPORATION, A CALIFORNIA CORPORATION, TOYOTA MOTOR FINANCE (NETHERLANDS) B.V., A CORPORATION ORGANIZED UNDER THE LAWS OF THE NETHERLANDS, TOYOTA FINANCIAL SERVICES (UK) PLC, A CORPORATION ORGANIZED UNDER THE LAWS OF ENGLAND, TOYOTA LEASING GMBH, A CORPORATION ORGANIZED UNDER THE LAWS OF GERMANY, TOYOTA CREDIT DE PUERTO RICO CORP., A CORPORATION ORGANIZED UNDER THE LAWS OF PUERTO RICO, TOYOTA CREDIT CANADA INC., A CORPORATION ORGANIZED UNDER THE LAWS OF CANADA, TOYOTA KREDITBANK GMBH, A CORPORATION ORGANIZED UNDER THE LAWS OF GERMANY, Toyota Finance Australia Limited, A CORPORATION INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF AUSTRALIA, THE LENDERS FROM TIME TO TIME PARTY THERETO, BNP PARIBAS, AS ADMINISTRATIVE AGENT, SWING LINE AGENT AND SWING LINE LENDER, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS, CITIBANK, N.A. AND BANK OF AMERICA, N.A., AS SWING LINE LENDERS, AND CITIBANK, N.A., BANK OF AMERICA, N.A. AND THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., AS SYNDICATION AGENTS)

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.       Representations and Warranties.

1.1.       Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim created by the Assignor and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower or any of its Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower or any of its Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.       Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit

Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached hereto is any withholding tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.       Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3.       General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the Law of the State of New York.

exhibit e

FORM OF MONEY MARKET QUOTE REQUEST

Date: ___________, _____

To:	BNP Paribas, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain 364 Day Credit Agreement, dated as of November 15, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Toyota Motor Credit Corporation, a California corporation, Toyota Motor Finance (Netherlands) B.V., a corporation organized under the laws of the Netherlands, Toyota Financial Services (UK) PLC, a corporation organized under the laws of England, Toyota Leasing GmbH, a corporation organized under the laws of Germany, Toyota Credit de Puerto Rico Corp., a corporation organized under the laws of Puerto Rico, Toyota Credit Canada Inc., a corporation organized under the laws of Canada, Toyota Kreditbank GmbH, a corporation organized under the laws of Germany, Toyota Finance Australia Limited, a corporation incorporated under the laws of the Commonwealth of Australia, the Lenders from time to time party thereto, BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. and Bank of America, N.A. as Swing Line Lenders and Citibank, N.A., Bank of America, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Syndication Agents.

The undersigned hereby requests Money Market Quotes for (select one):

☐ Money Market Absolute Rate for	☐ Money Market Margin for
Money Market Absolute Rate Loans	Money Market LIBOR Loans

1. On                                                                        (a Business Day).

2. In the amount of US$                                  .

3. For an Interest Period of                               .

The Money Market Loans for which Money Market Quotes are requested herein would comply with the proviso to the first sentence of Section 2.3(a) of the Agreement.

[TOYOTA MOTOR CREDIT CORPORATION]
[TOYOTA MOTOR FINANCE (NETHERLANDS) B.V.]
[TOYOTA FINANCIAL SERVICES (UK) PLC]
[TOYOTA KREDITBANK GMBH]
[TOYOTA LEASING GMBH]

[as Borrowers’ Representative for]

[TOYOTA MOTOR CREDIT CORPORATION] [TOYOTA CREDIT DE PUERTO RICO CORP.]

By:
Name:
Title:

exhibit f

FORM OF INVITATION FOR MONEY MARKET QUOTES

Date: ___________, _____

To:	Lenders party to the Agreement (as defined below)

Ladies and Gentlemen:

Reference is made to that certain 364 Day Credit Agreement, dated as of November 15, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Toyota Motor Credit Corporation, a California corporation, Toyota Motor Finance (Netherlands) B.V., a corporation organized under the laws of the Netherlands, Toyota Financial Services (UK) PLC, a corporation organized under the laws of England, Toyota Leasing GmbH, a corporation organized under the laws of Germany, Toyota Credit de Puerto Rico Corp., a corporation organized under the laws of Puerto Rico, Toyota Credit Canada Inc., a corporation organized under the laws of Canada, Toyota Kreditbank GmbH, a corporation organized under the laws of Germany, Toyota Finance Australia Limited, a corporation incorporated under the laws of the Commonwealth of Australia, the Lenders from time to time party thereto, BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. and Bank of America, N.A. as Swing Line Lenders and Citibank, N.A., Bank of America, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Syndication Agents.

On behalf of [Toyota Motor Credit Corporation] [Toyota Motor Finance (Netherlands) B.V.] [Toyota Financial Services (UK) PLC] [Toyota Leasing GmbH] [Toyota Credit de Puerto Rico Corp.] [Toyota Kreditbank GmbH], you are invited to submit Money Market Quotes for (select one):

☐ Money Market Absolute Rate for	☐ Money Market Margin for
Money Market Absolute Rate Loans	Money Market LIBOR Loans

1.       On _______________________________________ (a Business Day).

2. In the amount of US$                                      .

3. For an Interest Period of                                      .

Please respond to this invitation by no later than [1:00 p.m.] [9:00 a.m.] on [date].

BNP PARIBAS, as Administrative Agent

By:
Authorized Officer

exhibit g

FORM OF MONEY MARKET QUOTE

Date: ___________, _____

To:	BNP Paribas, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain 364 Day Credit Agreement, dated as of November 15, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Toyota Motor Credit Corporation, a California corporation, Toyota Motor Finance (Netherlands) B.V., a corporation organized under the laws of the Netherlands, Toyota Financial Services (UK) PLC, a corporation organized under the laws of England, Toyota Leasing GmbH, a corporation organized under the laws of Germany, Toyota Credit de Puerto Rico Corp., a corporation organized under the laws of Puerto Rico, Toyota Credit Canada Inc., a corporation organized under the laws of Canada, Toyota Kreditbank GmbH, a corporation organized under the laws of Germany, Toyota Finance Australia Limited, a corporation incorporated under the laws of the Commonwealth of Australia, the Lenders from time to time party thereto, BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A. and Bank of America, N.A. as Swing Line Lenders and Citibank, N.A., Bank of America, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Syndication Agents.

In response to your invitation on behalf of [Toyota Motor Credit Corporation] [Toyota Motor Finance (Netherlands) B.V.] [Toyota Financial Services (UK) PLC] [Toyota Leasing GmbH] [Toyota Credit de Puerto Rico Corp.] [Toyota Kreditbank GmbH] dated ______________, 20__, we hereby make the following Money Market Quote on the following terms:

1.	Quoting Lender:
2.	Person to contact at Quoting Lender:	Name:
Tel:
Fax:
email:
3.	Date of Borrowing:

4.	We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

 ___________________

 9 As specified in the related Invitation.

Principal Amount[10]	Interest Period[11]	[Money Market Margin][12]	[Absolute Rate13]

US$
US$

The Money Market Loans for which Money Market Quotes are submitted herein comply with the requirements of the Agreement.

We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Agreement, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

Very truly yours,

[NAME OF LENDER]

Dated:	By:
Authorized Officer

10 Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offer exceeds the amount the Lender is willing to lend. Bids must be made for US$5,000,000 or larger multiple of US$1,000,000.

11 Not less than one month or not less than 14 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period

12 Margin over or under the Eurocurrency Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/100,000 of 1%) and specify whether “PLUS” or “MINUS.”

13 Specify rate of interest per annum (to the nearest 1/10,000th of 1%).